Exhibit 10.1


================================================================================



                                CREDIT AGREEMENT


                                      among


                          EXTENDED STAY AMERICA, INC.,


                                VARIOUS LENDERS,

                      MORGAN STANLEY SENIOR FUNDING, INC.,
                   as SOLE LEAD ARRANGER AND SOLE BOOK RUNNER,

                       BEAR STEARNS CORPORATE LENDING INC.

                                       and

                              FLEET NATIONAL BANK,
                            as CO-SYNDICATION AGENTS,

                                       and

                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                             as Administrative Agent


                       ----------------------------------

                            Dated as of July 24, 2001

                       ----------------------------------



================================================================================


                                TABLE OF CONTENTS


                                                                                                               Page

SECTION 1.  Amount and Terms of Credit............................................................................1

         1.01  The Commitments....................................................................................1
         1.02  Minimum Amount of Each Borrowing...................................................................5
         1.03  Notice of Borrowing................................................................................6
         1.04  Disbursement of Funds..............................................................................7
         1.05  Notes..............................................................................................7
         1.06  Conversions.......................................................................................10
         1.07  Pro Rata Borrowings...............................................................................11
         1.08  Interest..........................................................................................11
         1.09  Interest Periods..................................................................................12
         1.10  Increased Costs, Illegality, etc..................................................................13
         1.11  Compensation......................................................................................15
         1.12  Change of Lending Office..........................................................................16
         1.13  Replacement of Lenders............................................................................16
         1.14  Incremental Loan Commitments......................................................................17

SECTION 2.  Letters of Credit....................................................................................19

         2.01  Letters of Credit.................................................................................19
         2.02  Maximum Letter of Credit Outstandings; Final Maturities...........................................20
         2.03  Letter of Credit Requests; Minimum Stated Amount..................................................21
         2.04  Letter of Credit Participation....................................................................21
         2.05  Agreement to Repay Letter of Credit Drawings......................................................23
         2.06  Increased Costs...................................................................................24

SECTION 3.  Fees; Reductions of Commitment.......................................................................24

         3.01  Fees..............................................................................................25
         3.02  Voluntary Termination of Unutilized Commitments...................................................26
         3.03  Mandatory Reduction of Commitments................................................................27

SECTION 4.  Prepayments; Payments; Taxes.........................................................................28

         4.01  Voluntary Prepayments.............................................................................28
         4.02  Mandatory Repayments..............................................................................29
         4.03  Method and Place of Payment.......................................................................38
         4.04  Net Payments; Taxes...............................................................................38

SECTION 5.  Conditions Precedent to Initial Borrowing Date.......................................................41

         5.01  Effective Date; Notes.............................................................................41
         5.02  Fees, etc.........................................................................................41
         5.03  Opinion of Counsel................................................................................41

                                       (i)

                                                                                                               Page

         5.04  Corporate Documents; Proceedings; etc.............................................................41
         5.05  Employee Benefit Plans; Shareholders' Agreements; Management Agreements; Collective
                  Bargaining Agreements; Existing Indebtedness Agreements; Tax Sharing Agreements;
                  Material Leases................................................................................42
         5.06  Existing Credit Agreement.........................................................................43
         5.07  Pledge Agreement..................................................................................43
         5.08  Security Agreement................................................................................44
         5.09  Subsidiary Guarantor..............................................................................44
         5.10  Adverse Change, etc...............................................................................44
         5.11  Litigation........................................................................................45
         5.12  Solvency Certificate; Insurance Certificates......................................................45
         5.13  Projections.......................................................................................45
         5.14  Compliance with the 9.15% Senior Subordinated Note Indenture......................................45

SECTION 6.  Conditions Precedent to All Credit Events............................................................45

         6.01  No Default; Representations and Warranties........................................................46
         6.02  Notice of Borrowing; Letter of Credit Request.....................................................46

SECTION 7.  Representations and Warranties.......................................................................46

         7.01  Corporate and Other Status........................................................................46
         7.02  Corporate or Partnership Power and Authority......................................................47
         7.03  No Violation......................................................................................47
         7.04  Governmental Approvals............................................................................47
         7.05  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc..............47
         7.06  Litigation........................................................................................49
         7.07  True and Complete Disclosure......................................................................49
         7.08  Use of Proceeds; Margin Regulations...............................................................49
         7.09  Tax Returns and Payments..........................................................................50
         7.10  Compliance with ERISA.............................................................................50
         7.11  The Security Documents............................................................................51
         7.12  Manager Subordination Agreements..................................................................52
         7.13  Properties........................................................................................52
         7.14  Capitalization....................................................................................52
         7.15  Subsidiaries......................................................................................52
         7.16  Compliance with Statutes, etc.....................................................................53
         7.17  Investment Company Act............................................................................53
         7.18  Public Utility Holding Company Act................................................................53
         7.19  Environmental Matters.............................................................................53
         7.20  Labor Relations...................................................................................53
         7.21  Patents, Licenses, Franchises and Formulas........................................................54
         7.22  Indebtedness......................................................................................54
         7.23  Hotel Properties..................................................................................54
         7.24  Subordination.....................................................................................54

                                       (ii)

                                                                                                               Page

SECTION 8.  Affirmative Covenants................................................................................54

         8.01  Information Covenants.............................................................................55
         8.02  Books, Records and Inspections....................................................................58
         8.03  Maintenance of Property; Insurance................................................................58
         8.04  Corporate Franchises..............................................................................59
         8.05  Compliance with Statutes, etc.....................................................................59
         8.06  Compliance with Environmental Laws................................................................59
         8.07  ERISA.............................................................................................60
         8.08  End of Fiscal Years; Fiscal Quarters..............................................................61
         8.09  Performance of Obligations........................................................................61
         8.10  Payment of Taxes..................................................................................62
         8.11  Additional Security; Further Assurances...........................................................62
         8.12  Foreign Subsidiaries Security.....................................................................63
         8.13  Hotel Property Management.........................................................................63
         8.14  Maintenance of Corporate Separateness.............................................................63

SECTION 9.  Negative Covenants...................................................................................64

         9.01  Liens.............................................................................................64
         9.02  Consolidation, Merger, Purchase or Sale of Assets, etc............................................66
         9.03  Dividends.........................................................................................68
         9.04  Indebtedness......................................................................................69
         9.05  Advances, Investments and Loans...................................................................71
         9.06  Transactions with Affiliates......................................................................72
         9.07  Capital Expenditures..............................................................................73
         9.08  Consolidated Interest Coverage Ratio..............................................................73
         9.09  Maximum Consolidated Leverage Ratio...............................................................73
         9.10  Maximum Consolidated Senior Debt Leverage Ratio...................................................73
         9.11  Limitation on Payments of Certain Indebtedness; Modifications of Certain Indebtedness;
                  Modifications of Certificate of Incorporation, By-Laws and Certain Agreements; etc.............74
         9.12  Limitation on Certain Restrictions on Subsidiaries................................................75
         9.13  Limitation on Issuance of Capital Stock...........................................................75
         9.14  Business..........................................................................................75
         9.15  Limitation on Creation of Subsidiaries............................................................76
         9.16  Representative....................................................................................76

SECTION 10.  Events of Default...................................................................................76

         10.01  Payments.........................................................................................76
         10.02  Representations, etc.............................................................................77
         10.03  Covenants........................................................................................77
         10.04  Default Under Other Agreements...................................................................77
         10.05  Bankruptcy, etc..................................................................................77
         10.06  ERISA............................................................................................78
         10.07  Security Documents...............................................................................78

                                       (iii)

                                                                                                               Page

         10.08  Subsidiaries Guaranty............................................................................79
         10.09  Judgments........................................................................................79
         10.10  Manager Subordination Agreements.................................................................79
         10.11  Change of Control................................................................................79

SECTION 11.  Definitions and Accounting Terms....................................................................80

         11.01  Defined Terms....................................................................................80

SECTION 12.  The Administrative Agent...........................................................................106

         12.01  Appointment.....................................................................................106
         12.02  Nature of Duties................................................................................106
         12.03  Lack of Reliance on the Agents..................................................................106
         12.04  Certain Rights of the Agents....................................................................107
         12.05  Reliance........................................................................................107
         12.06  Indemnification.................................................................................107
         12.07  The Agents in Their Individual Capacities.......................................................107
         12.08  Holders.........................................................................................108
         12.09  Resignation by the Agents.......................................................................108

SECTION 13.  Miscellaneous......................................................................................109

         13.01  Payment of Expenses, etc........................................................................109
         13.02  Right of Setoff.................................................................................110
         13.03  Notices.........................................................................................110
         13.04  Benefit of Agreement............................................................................110
         13.05  No Waiver; Remedies Cumulative..................................................................112
         13.06  Payments Pro Rata...............................................................................113
         13.07  Calculations; Computations......................................................................113
         13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL..........................113
         13.09  Counterparts....................................................................................114
         13.10  Effectiveness...................................................................................115
         13.11  Headings Descriptive............................................................................115
         13.12  Amendment or Waiver; etc........................................................................115
         13.13  Survival........................................................................................116
         13.14  Domicile of Loans...............................................................................116
         13.15  Confidentiality.................................................................................117
         13.16  Register........................................................................................117
         13.17  Limitation on Increased Costs...................................................................118


                                      (iv)

SCHEDULE I     Commitments
SCHEDULE II    Lender Addresses
SCHEDULE III   Existing Letters of Credit
SCHEDULE IV    ERISA Matters
SCHEDULE V     Subsidiaries
SCHEDULE VI    Existing Indebtedness
SCHEDULE VII   Insurance
SCHEDULE VIII  Existing Liens
SCHEDULE IX    Designated Properties
SCHEDULE X     Exceptions to Section 7.01(i)
SCHEDULE XI Legal Names; Organizational Identification Numbers; Jurisdiction of Organization; Type of Organization; Etc.


EXHIBIT A      Notice of Borrowing
EXHIBIT B-1    A-1 Term Note
EXHIBIT B-2    A-2 Term Note
EXHIBIT B-3    A-3 Term Note
EXHIBIT B-4    B Term Note
EXHIBIT B-5    Revolving Note
EXHIBIT B-6    Swingline Note
EXHIBIT C      Incremental Term Loan Commitment Agreement
EXHIBIT D      Letter of Credit Request
EXHIBIT E      Section 4.04(b)(ii) Certificate
EXHIBIT F      Opinion of  Shearman & Sterling
EXHIBIT G      Officers' Certificate
EXHIBIT H      Pledge Agreement
EXHIBIT I      Security Agreement
EXHIBIT J      Subsidiaries Guaranty
EXHIBIT K      Solvency Certificate
EXHIBIT L      Assignment and Assumption Agreement


                                      (v)

                  CREDIT AGREEMENT, dated as of July 24, 2001, among EXTENDED STAY AMERICA, INC., a Delaware corporation (the "Borrower"), the Lenders party hereto from time to time, MORGAN STANLEY SENIOR FUNDING, INC., as Sole Lead Arranger and Sole Book Runner (in such capacity, the "Lead Arranger"), BEAR STEARNS CORPORATE LENDING INC. and FLEET NATIONAL BANK, as Co-Syndication Agents (in each capacity, the "Co-Syndication Agents"), and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Administrative Agent (in such capacity, the "Administrative Agent") (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Borrower the credit facilities provided for herein;

                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1. Amount and Terms of Credit.

                  1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender with a A-1 Term Loan Commitment severally agrees to make a term loan or term loans (each an "A-1 Term Loan" and, collectively, the "A-1 Term Loans") to the Borrower, which A-1 Term Loans (i) shall be incurred pursuant to a single drawing on the Initial Borrowing Date,
(ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all A-1 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the Lead Arranger otherwise agrees in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), (1) no A-1 Term Loans may be incurred or maintained as Eurodollar Loans prior to the fifth day following the Initial Borrowing Date and (2) thereafter and prior to the 90th day following the Initial Borrowing Date, A-1 Term Loans may only be incurred as and maintained as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans, together with all outstanding A-2 Term Loans, A-3 Term Loans, B Term Loans and Revolving Loans that are maintained as Eurodollar Loans, are subject to an Interest Period of one month which begins and ends on the same day, and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the A-1 Term Loan Commitment of such Lender on the Initial Borrowing Date. Once repaid, A-1 Term Loans incurred hereunder may not be reborrowed.

                  (b) Subject to and upon the terms and conditions set forth herein, each Lender with an A-2 Term Loan Commitment severally agrees to make a term loan or term loans (each an "A-2 Term Loan" and, collectively, the "A-2 Term Loans") to the Borrower, which Term Loans (i) shall be incurred on one or more A-2 Term Loan Borrowing Dates, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all A-2 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the Lead Arranger otherwise agrees in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), (1) no A-2 Term Loans may be incurred or maintained as Eurodollar Loans prior to the fifth day following the Initial Borrowing Date and (2) thereafter and prior to the 90th day following the Initial Borrowing Date, A-2 Term Loans may only be incurred and maintained as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans, together with all outstanding A-1 Term Loans, A-3 Term Loans, B Term Loans and Revolving Loans that are maintained as Eurodollar Loans, are subject to an Interest Period of one month which begins and ends on the same day, and (iv) shall be made on each such A-2 Term Loan Borrowing Date by each such Lender in that aggregate principal amount which does not exceed the A-2 Term Loan Commitment of such Lender on such A-2 Term Loan Borrowing Date. Once repaid, A-2 Term Loans incurred hereunder may not be reborrowed.

                  (c) Subject to and upon the terms and conditions set forth herein, each Lender with an A-3 Term Loan Commitment severally agrees to make a term loan or term loans (each an "A-3 Term Loan" and, collectively, the "A-3 Term Loans") to the Borrower, which Term Loans (i) shall be incurred on one or more A-3 Term Loan Borrowing Dates, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all A-3 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the Lead Arranger otherwise agrees in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), (1) no A-3 Term Loans may be incurred or maintained as Eurodollar Loans prior to the fifth day following the Initial Borrowing Date and (2) thereafter and prior to the 90th day following the Initial Borrowing Date, A-3 Term Loans may only be incurred and maintained as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans, together with all outstanding A-1 Term Loans, A-2 Term Loans, B Term Loans and Revolving Loans that are maintained as Eurodollar Loans, are subject to an Interest Period of one month which begins and ends on the same day, and (iv) shall be made on each such A-3 Term Loan Borrowing Date by each such Lender in that aggregate principal amount which does not exceed the A-3 Term Loan Commitment of such Lender on such A-3 Term Loan Borrowing Date. Once repaid, A-3 Term Loans incurred hereunder may not be reborrowed.

                  (d) Subject to and upon the terms and conditions set forth herein, each Lender with a B Term Loan Commitment severally agrees to make a term loan or term loans (each a "B Term Loan" and, collectively, the "B Term Loans") to the Borrower, which B Term Loans (i) shall be incurred pursuant to a single drawing on the Initial Borrowing Date, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all B Term Loans comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the Lead Arranger otherwise agrees in its sole discretion or has determined that the

Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), (1) no B Term Loans may be incurred or maintained as Eurodollar Loans prior to the fifth day following the Initial Borrowing Date and (2) thereafter and prior to the 90th day following the Initial Borrowing Date, B Term Loans may only be incurred and maintained as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans, together with all outstanding A-1 Term Loans, A-2 Term Loans, A-3 Term Loans and Revolving Loans that are maintained as Eurodollar Loans, are subject to an Interest Period of one month which begins and ends on the same day, and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the B Term Loan Commitment of such Lender on the Initial Borrowing Date. Once repaid, B Term Loans incurred hereunder may not be reborrowed.

                  (e) Subject to Section 1.14, the other terms and conditions set forth herein and the relevant Incremental Term Loan Commitment Agreement, each Lender with an Incremental Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Incremental Term Loan" and, collectively, the "Incremental Term Loans") to the Borrower, which Incremental Term Loans: (i) only may be incurred on the respective Incremental Term Loan Borrowing Date or Dates as shall be set forth in the applicable Incremental Term Loan Commitment Agreement pursuant to which such Incremental Term Loans are to be made and shall not be later than the Incremental Term Loan Commitment Termination Date; (ii) shall be Term Loans under the Tranche specified in the applicable Incremental Term Loan Commitment Agreement provided that no Incremental Term Loans may be incurred as A Term Loans; (iii) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (x) all Incremental Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Incremental Term Loans of the same Type; and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the Incremental Term Loan Commitment of such Lender under the relevant Tranche on the respective Incremental Term Loan Borrowing Date. Once repaid, Incremental Term Loans incurred hereunder may not be reborrowed.

                  (f) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the Revolving Maturity Date, to make a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, provided that, (A) except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, and (B) unless either the Lead Arranger otherwise agrees in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable)
(1) no Revolving Loans may be incurred or maintained as Eurodollar Loans prior to the fifth day following the Initial Borrowing Date and (2) thereafter and prior to the 90th day following the Initial Borrowing Date, Revolving Loans may only be incurred as, and/or converted into, Eurodollar Loans so long as all such outstanding Eurodollar Loans, together with all outstanding A Term Loans and B Term Loans that are maintained as Eurodollar Loans are subject to an Interest Period of one month which begins and ends on the same day, (ii) may be repaid or reborrowed at any time in accordance with the provisions hereof and (iii) shall not exceed for any such Lender at any time outstanding that aggregate principal amount which, when added to the product of (A) such Lender's RL Percentage and
(B) the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Revolving Loan Commitment of such Lender at such time and (iv) shall not exceed for all Lenders at any time outstanding that aggregate principal amount which, when added to (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Revolving Loan Commitment at such time.

                  (g) Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, at any time and from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each a "Swingline Loan" and, collectively, the "Swingline Loans") to the Borrower, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Swingline Loans) at such time, an amount equal to the Total Revolving Loan Commitment at such time, and (iv) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. Notwithstanding anything to the contrary contained in this Section 1.01(g), the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists with respect to a RL Lender unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower, to eliminate the Swingline Lender's risk with respect to such Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' RL Percentage of the outstanding Swingline Loans and (ii) the Swingline Lender shall not make any Swingline Loan after it has received written notice from the Borrower or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (i) of rescission of all such notices from the party or parties originally delivering such notice, (ii) of the waiver of such Default or Event of Default by the Required Lenders or (iii) that the Administrative Agent in good faith believes that such Default or Event of Default has ceased to exist.

                  (h) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the RL Lenders that its outstanding Swingline Loans shall be funded with one or more Borrowings of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case one or more Borrowings of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all RL Lenders (other than the Swingline Lenders) pro rata based on each such Lender's RL Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly by the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each such Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in
Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such RL Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such RL Lenders to share in such Swingline Loans ratably based upon their respective RL Percentages (determined before giving effect to any termination of the Total Revolving Loan Commitment pursuant to the last paragraph of Section 10), provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date, (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing RL Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter and (z) whenever the Swingline Lender receives a payment in respect of a Swingline Loan in which such a participation has been purchased, the Swingline Lender shall pay to the RL Lenders which acquired such participation an amount equal to such RL Lenders' share in such Swingline Loan.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable thereto. More than one Borrowing may occur on the same date, and at no time shall there be outstanding as Eurodollar Loans more than (a) twenty Borrowings of A Term Loans and Revolving Loans, (b) five Borrowings of B Term Loans and (c) twenty Borrowings of any one Tranche of Incremental Term Loans.

                  1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur a Borrowing of Loans (excluding Swingline Loans and Revolving Loans incurred pursuant to a Mandatory Borrowing), the Borrower shall give the Administrative Agent at its Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify (i) the aggregate principal amount of the Loans to be incurred pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day) and
(iii) whether the Loans being made pursuant to such Borrowing shall constitute A-1 Term Loans, A-2 Term Loans, A-3 Term Loans, B Term Loans, Incremental Term Loans or Revolving Loans and whether the Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                  (b)(i) Whenever the Borrower desires to incur Swingline Loans hereunder, the Borrower shall give the Swingline Lender no later than 2:00 P.M. (New York time) on the date that a Swingline Loan is to be incurred, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be incurred pursuant to such Borrowing.

                  (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(h), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(g).

                  (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing or prepayment of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing or prepayment believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from an Authorized Officer of the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's or the Swingline Lender's record of the terms of such telephonic notice of such Borrowing or prepayment of Loans (absent manifest error).

                  1.04 Disbursement of Funds. No later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 3:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 12:00 Noon (New York time) on the date specified in Section 1.01(h)), each Lender which has received the notice referred to in the last sentence of
Section 1.03(a) (or (x) in the case of Swingline Loans, Section 1.03(b)(i) or
(y) in the case of Mandatory Borrowings, Section 1.01(h)) will disburse its pro rata portion of each Borrowing requested to be made on such date (or, in the case of Swingline Loans, the Swingline Lender will make available the full amount thereof). All such amounts shall be disbursed in Dollars and in immediately available funds at the Payment Office, and the Administrative Agent will promptly disburse to the Borrower at the Payment Office, in Dollars and in immediately available funds, the aggregate of the amounts so made available by the Lenders (other than in respect of Mandatory Borrowings). Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to disburse to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has disbursed such amount to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, disburse to the Borrower a corresponding amount. If such corresponding amount is not in fact disbursed to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall within three Business Days thereafter pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover (without duplication) on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was disbursed by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate for the first three days and at the interest rate otherwise applicable to such Loans for each day thereafter and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lenders from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lenders as a result of any failure by such Lenders to make Loans hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced in the Register maintained by the Administrative Agent pursuant to Section 13.16 and shall, if requested by such Lender, also be evidenced by (i) if A-1 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, an "A-1 Term Note" and, collectively, the "A-1 Term Notes"),
(ii) if A-2 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, an "A-2 Term Note" and, collectively, the "A-2 Term Notes"), (iii) A-3 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, an "A-3 Term Note" and, collectively, the "A-3 Term Notes"), (iv) if B Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, a "B Term Note" and, collectively, the "B Term Notes"), (v) if Incremental Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form provided for in the Incremental Term Loan Commitment Agreement relating to such Incremental Term Loans (each an "Incremental Term Note" and collectively, the "Incremental Term Notes") (v) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (vi) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-6, with blanks appropriately completed in conformity herewith (the "Swingline Note").

                  (b) The A-1 Term Note issued to each Lender that has an A-1 Term Loan Commitment or outstanding A-1 Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the outstanding A-1 Term Loans of such Lender on such date of issuance and be payable in the principal amount of A-1 Term Loans evidenced thereby, (iv) mature on the A Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) The A-2 Term Note issued to each Lender that has an A-2 Term Loan Commitment or outstanding A-2 Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the A-2 Term Loan Commitment of such Lender on such date of issuance plus the outstanding A-2 Term Loans of such Lender on such date of issuance, and be payable in the principal amount of A-2 Term Loans evidenced thereby, (iv) mature on the A Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (d) The A-3 Term Note issued to each Lender that has an A-3 Term Loan Commitment or outstanding A-3 Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the A-3 Term Loan Commitment of such Lender on such date of issuance plus the outstanding A-3 Term Loans of such Lender on such date of issuance, and be payable in the principal amount of A-3 Term Loans evidenced thereby, (iv) mature on the A Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (e) The B Term Note issued to each Lender that has a B Term Loan Commitment or outstanding B Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the outstanding B Term Loans of such Lender on such date of issuance and be payable in the principal amount of B Term Loans evidenced thereby, (iv) mature on the B Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (f) The Incremental Term Note issued to each Lender that has an Incremental Term Loan Commitment or outstanding Incremental Term Loans shall
(i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the Incremental Term Loan Commitment of such Lender plus the outstanding Incremental Term Loans of such Lender on such date of issuance and be payable in the principal amount of Incremental Term Loans evidenced thereby, (iv) mature on the respective Incremental Term Loan Maturity Date for such Incremental Term Loans, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (g) The Revolving Note issued to each Lender that has a Revolving Loan Commitment or outstanding Revolving Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender (or, if issued after the termination thereof, be in a stated principal amount equal to the Revolving Loans of such Lender at such time) and be payable in the outstanding principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (h) The Swingline Note issued to the Swingline Lender shall
(i) be executed by the Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the outstanding principal amount of the Swingline Loans evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (i) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of its Note endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation (or any error in such notation) shall not affect the Borrower's obligations in respect of such Loans.

                  (j) Notwithstanding anything to the contrary contained above in this Section 1.05 or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) incurred by the Borrower which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (i). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Lender the requested Note in the appropriate amount or amounts to evidence such Loans.

                  1.06 Conversions. The Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least the applicable Minimum Borrowing Amount of the outstanding principal amount of Loans made to the Borrower into a Borrowing or Borrowings (of the same Tranche) of another Type of Loan, provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted and no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default and no Event of Default is in existence on the date of the conversion, (iii) unless the Lead Arranger otherwise agrees in its sole discretion or has determined that the Syndication Date has occurred (at which time this clause (iii) shall no longer be applicable), prior to the 90th day following the Initial Borrowing Date, conversions of Base Rate Loans into Eurodollar Loans shall be subject to the provisions of clause (B) of the proviso in each of Sections 1.01(a)(iii), 1.01(b)(iii), 1.01(c)(iii), 1.01(d)(iii) and 1.01(f)(ii), and (iv) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 1:00 P.M. (New York time) at least three Business Days' prior written notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

                  1.07 Pro Rata Borrowings. All Borrowings of Loans of a Tranche under this Agreement shall be incurred from the Lenders pro rata on the basis of their respective Commitments under such Tranche. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower or from the date of any conversion to a Base Rate Loan pursuant to Sections 1.06, 1.09 or 1.10, as applicable, until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Margin for the Tranche under which such Loans were incurred, plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower or from the date of any conversion to a Eurodollar Loan pursuant to Section 1.06 until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06,
1.09 or 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin for the Tranche under which such Loans were incurred, plus the Eurodollar Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche from time to time and (y) the rate which is 2% in excess of the rate otherwise applicable to such Loans, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate applicable to Revolving Loans maintained as Base Rate Loans from time to time. Interest which accrues under this Section 1.08(c) shall be payable on demand.

                  (d) Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for the Interest Period applicable to the Eurodollar Loans related thereto and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest Periods. At the time the Borrower gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower (but otherwise subject to the provisions of clause (B) of the proviso in each of Sections 1.01(a)(iii), 1.01(b)(iii), 1.01(c)(iii), 1.01(d)(iii) and 1.01(f)(ii)), be a
one, two, three or six-month period, provided that:

                  (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) no Interest Period may be selected at any time when a Default or an Event of Default is then in existence;

                  (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans; and

                  (vii) no Interest Period in respect of any Borrowing of any Tranche of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 4.02(b)(i), (ii), (iii) or (iv) or, in the case of any Tranche of Incremental Term Loans, under the relevant Incremental Term Loan Commitment Agreement pursuant to which such Tranche of Incremental Term Loans were made, if the aggregate principal amount of such Tranche of Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Tranche of Term Loans then outstanding less the aggregate amount of such required prepayment.

                  If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Lender, or any franchise tax based on the net income or net profits of a Lender, in either case pursuant to the laws of the jurisdiction in which such Lender is organized or in which such Lender's principal office or applicable lending office is located or any subdivision thereof or therein) (it being understood that this Section 1.10(a)(ii) shall not apply to any such increased costs or reductions resulting from or representing Taxes that are paid or reimbursed by the Borrower pursuant to Section 4.04(a) or Excluded Taxes), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the Effective Date affecting such Lender or the interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the

Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall, subject to the provisions of Section
13.17 (to the extent applicable), pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, submitted to the Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Lender agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Lender, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Lender, the obligations of such Lender to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated. In addition, if the Administrative Agent gives notice to the Borrower that the events described in clause (i) above cease to exist, then the obligations of the Lenders to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein (but subject to clause (iii) above) shall also be reinstated.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) the Borrower shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or
(iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

                  (c) If at any time any Lender determines that, after the Effective Date, the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law and including, without limitation, those announced or published prior to the Effective Date) concerning capital adequacy, or any change in interpretation or administration thereof by the NAIC or any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of Section 13.17 (to the extent applicable), pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's reasonable good faith determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such additional amounts. In addition, each such Lender, upon determining that the circumstances giving rise to the payment of additional amounts pursuant to this Section 1.10(c) cease to exist, will give prompt written notice thereof to the Borrower.

                  1.11 Compensation. The Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of the Borrower's Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of the Borrower's Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b).

                  1.12 Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans and/or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.06 and 4.04.

                  1.13 Replacement of Lenders. (a) (x) If any Lender (i) becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings or (ii) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 13.12(b) or (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii)
or (iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders, the Borrower shall have the right, in accordance with the requirements of Section 13.04(b), if no Default or Event of Default will exist after giving effect to such replacement, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender"), reasonably acceptable to the Administrative Agent, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replaced Lender and the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and all of the outstanding Loans of the Replaced Lender and, in connection therewith, shall pay to the Replaced Lender in respect thereof an amount equal to the sum of (1) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender together with all then unpaid interest with respect thereto at such time, (2) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (3) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to
Section 3.01 and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement.

                  (b) Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and
(ii) of Section 1.13(a) and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Lender.

                  1.14 Incremental Term Loan Commitments. (a) So long as no Default or Event of Default then exists or would result therefrom, the Borrower shall, in consultation with the Lead Arranger and the Administrative Agent, have the right to request, on one or more occasions on and after the earlier of (i) the Syndication Date and (ii) 90 days following the Initial Borrowing Date but prior to the Incremental Term Loan Commitment Termination Date, that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Incremental Term Loan Commitments under any Tranche, other than under the A-1 Term Loan Tranche, the A-2 Term Loan Tranche, the A-3 Term Loan Tranche or the Revolving Loan Tranche, but including any new Tranche as designated in the respective Incremental Term Loan Commitment Agreement and, subject to the terms and conditions contained in this Agreement and the respective Incremental Term Loan Commitment Agreement, make Incremental Term Loans pursuant thereto, it being understood and agreed, however, that:

                  (i) no Lender shall be obligated to provide an Incremental Term Loan Commitment as a result of any such request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.14, such Lender shall not be obligated to fund any Incremental Term Loans;

                  (ii) any Lender (or, in the circumstances contemplated by clause (vii) below, any other Person which is an Eligible Transferee) may so provide an Incremental Term Loan Commitment without the consent of any other Lender;

                  (iii) each provision of Incremental Term Loan Commitments pursuant to this Section 1.14 on a given date shall be in a minimum aggregate amount (for all Lenders (including in the circumstances contemplated by clause (vii) below, Eligible Transferees who will become Lenders)) of at least $50,000,000;

                  (iv) the aggregate principal amount of all outstanding Incremental Term Loans plus the aggregate amount of unutilized Incremental Term Loan Commitments shall not at any time exceed the remainder of (x) the Permitted Incremental Debt Amount less (y) the aggregate principal amount of Indebtedness outstanding at such time pursuant to Section 9.04(viii);

                  (v) each Incremental Term Loan Commitment Agreement shall specifically set forth the Tranche or Tranches (including any new Tranche thereunder) of the Incremental Term Loan Commitments being provided thereunder;

                  (vi) each Lender agreeing to provide an Incremental Term Loan Commitment shall make Incremental Term Loans under the Tranche of Term Loans specified in the relevant Incremental Term Loan Commitment Agreement pursuant to Section 1.01(d) and such Loans shall thereafter be deemed to be Term Loans under such Tranche for all purposes of this Agreement and the other Credit Documents;

                  (vii) if, within 7 Business Days after the Borrower has requested the then existing Lenders (other than Defaulting Lenders) to provide Incremental Term Loan Commitments pursuant to this Section 1.14 the Borrower has not received Incremental Term Loan Commitments in an aggregate amount equal to that amount of Incremental Term Loan Commitments which the Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the Borrower as provided below), then the Borrower may, with the consent of the Lead Arranger (which consent shall not be unreasonably withheld or delayed), request Incremental Term Loan Commitments from Persons which are Eligible Transferees hereunder in an aggregate amount equal to such deficiency;

                  (viii)in no event shall the maturity date for any Tranche of Incremental Term Loans be earlier than the B Maturity Date; and

                  (ix) all actions taken by the Borrower pursuant to this
         Section 1.14 shall be taken in coordination with the Administrative Agent.

                  (b) At the time of any provision of Incremental Term Loan Commitments pursuant to this Section 1.14, (i) the Borrower, the Administrative Agent and each such Lender or other Eligible Transferee which agrees to provide an Incremental Term Loan Commitment (each an "Incremental Term Loan Lender") shall execute and deliver to the Administrative Agent an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit C (appropriately completed), with the effectiveness of such Incremental Term Loan Lender's Incremental Term Loan Commitment to occur on the date set forth in such Incremental Term Loan Commitment Agreement, (ii) the Borrower and its Subsidiaries shall have delivered such amendments, modifications and/or supplements to the Security Documents as are necessary or in the reasonable opinion of the Administrative Agent, desirable to insure that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments are secured by, and entitled to the benefits of, the Security Documents, (iii) the Administrative Agent shall have received evidence satisfactory to it that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments are permitted by, and constitute "Senior Debt" or any similar term under the 9.15% Senior Subordinated Notes Documents and the 9-7/8% Senior Subordinated Note Documents; and (iv) the Borrower shall deliver to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to Section 5.03 as may be reasonably requested by the Administrative Agent, and such other matters as the Administrative Agent may reasonably request (including, without limitation, the matters described in immediately preceding clause (iii)). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Commitment Agreement, and (i) at such time Annex I shall be deemed modified to reflect the Incremental Term Loan Commitments of such Incremental Term Loan Lenders under the relevant Tranche or Tranches and
(ii) to the extent requested by such Incremental Term Loan Lenders, the appropriate Notes will be issued, at the Borrower's expense, to such Incremental Term Loan Lenders, to be consistent with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the Incremental Term Loans made by such Incremental Term Loan Lenders.

                  (c) In connection with each incurrence of Incremental Term Loans pursuant to Section 1.01(d) under a then existing Tranche of Term Loans, the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Borrower and the Administrative Agent may take all such actions as may be necessary to ensure that all Lenders with outstanding Term Loans under the relevant Tranche continue to participate in each Borrowing of outstanding Term Loans under such Tranche (after giving effect to the incurrence of any such Incremental Term Loans pursuant to Section 1.01(d)) on a pro rata basis, including by adding such Incremental Term Loans to be so incurred to the then outstanding Borrowings of Term Loans on a pro rata basis even though as a result thereof such new Incremental Term Loan (to the extent required to be maintained as Eurodollar Loans), may effectively have a shorter Interest Period than the then outstanding Borrowings of Term Loans under such Tranche and it is hereby agreed that (x) to the extent any then outstanding Borrowings of Term Loans that are maintained as Eurodollar Loans are affected as a result thereof, any costs of the type described in Section 1.11 incurred by such Lenders in connection therewith shall be for the account of the Borrower or (y) to the extent the Incremental Term Loans to be so incurred are added to the then outstanding Borrowings of Term Loans which are maintained as Eurodollar Loans, the Lenders that have made such additional Incremental Term Loans shall be entitled to receive an effective interest rate on such additional Incremental Term Loans as is equal to the Eurodollar Rate as in effect two Business Days prior to the incurrence of such additional Incremental Term Loans plus the then Applicable Margin for such Tranche of Term Loans until the end of the respective Interest Period or Interest Periods with respect thereto.

                  SECTION 2. Letters of Credit.

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request that any Issuing Lender issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the 30th day prior to the Revolving Maturity Date, (x) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (y) for the account of the Borrower and for the benefit of sellers of goods and materials used in the ordinary course of business of the Borrower or any of its Subsidiaries an irrevocable sight commercial letter of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such commercial letter of credit, a "Trade Letter of Credit", and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Borrower and its Subsidiaries. All Letters of Credit shall be denominated in Dollars. It is acknowledged and agreed that each of the letters of credit which were issued under the Existing Credit Agreement prior to the Initial Borrowing Date and which remain outstanding on the Initial Borrowing Date and are set forth on Schedule III (each such letter of credit, an "Existing Letter of Credit" and, collectively, the "Existing Letters of Credit") shall, from and after the Initial Borrowing Date, constitute a Letter of Credit for all purposes of this Agreement and shall, for purposes of Sections 2.04 and 3.01, be deemed issued on the Initial Borrowing Date. The Stated Amount of each Existing Letter of Credit and the expiry date therefor is set forth on Schedule III.

                  (b) Subject to and upon the terms and conditions set forth herein, each Issuing Lender hereby agrees that it will, at any time and from time to time on and after the Effective Date and prior to the 30th day prior to the Revolving Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower, one or more Letters of Credit (x) in the case of Standby Letters of Credit, in support of such L/C Supportable Obligations of the Borrower or any of its Subsidiaries or as are permitted to remain outstanding without giving rise to a Default or an Event of Default and (y) in the case of Trade Letters of Credit, in support of sellers of goods or materials used in the ordinary course of business of the Borrower or any of its Subsidiaries as referenced in Section 2.01(a), provided that the respective Issuing Lender shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Lender as of the date hereof and which such Issuing Lender reasonably and in good faith deems material to it; or

                  (ii) such Issuing Lender shall have received notice from the Required Lenders prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.03(b).

                  2.02 Maximum Letter of Credit Outstandings; Final Maturities. Notwithstanding anything to the contrary contained in this Agreement, (i) no Letter of Credit shall be issued the initial Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $25,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans then outstanding and the aggregate principal amount of all Swingline Loans then outstanding, an amount equal to the Total Revolving Loan Commitment at such time and (ii) each Letter of Credit shall by its terms terminate on or before (A) in the case of Standby Letters of Credit, the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Standby Letter of Credit may be extendable for successive periods of up to 12 months, but not beyond the third Business Day prior to the Revolving Maturity Date, on terms acceptable to the respective Issuing Lender) and (y) the third Business Day prior to the Revolving Maturity Date and (B) in the case of Trade Letters of Credit, the earlier of (x) the date which occurs 360 days after the date of issuance thereof and (y) 30 days prior to the Revolving Maturity Date.

                  2.03 Letter of Credit Requests; Minimum Stated Amount. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Lender at least five Business Days' (or such shorter period as is acceptable to the respective Issuing Lender) written notice thereof. Each notice shall be in the form of Exhibit D (each a "Letter of Credit Request"). The Administrative Agent shall promptly transmit copies of each Letter of Credit Request to each RL Lender.

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.02. Unless the respective Issuing Lender has received notice from the Required Lenders or the Administrative Agent before it issues a Letter of Credit that one or more of the conditions specified in Section 5 are not satisfied on the Initial Borrowing Date or Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.02, then such Issuing Lender may issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Lender's usual and customary practices. Upon the issuance of or amendment or modification to a Letter of Credit, the respective Issuing Lender shall promptly notify the Borrower and the Administrative Agent of such issuance, amendment or modification and such notification shall be accompanied by a copy of the issued Letter of Credit or amendment or modification.

                  (c) The initial Stated Amount of each Letter of Credit shall not be less than $10,000 or such lesser amount as is acceptable to the respective Issuing Lender.

                  2.04 Letter of Credit Participation. (a) Immediately upon the issuance by the respective Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each RL Lender, other than such Issuing Lender (each such RL Lender, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's RL Percentage in such Letter of Credit, each drawing or payment made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments of the Lenders pursuant to Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new RL Percentages of the assignor and assignee Lender, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit, the respective Issuing Lender shall have no obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Lender any resulting liability to the Borrower, any other Credit Party, any Lender or any other Person.

                  (c) In the event that any Issuing Lender makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.05(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Lender the amount of such Participant's RL Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to such Issuing Lender in Dollars such Participant's RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its RL Percentage of the amount of such payment available to such Issuing Lender, such Participant agrees to pay to such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to

Revolving Loans maintained as Base Rate Loans for each day thereafter. The failure of any Participant to make available to such Issuing Lender its RL Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Lender its RL Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Lender such other Participant's RL Percentage of any such payment.

                  (d) Whenever any Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Lender shall pay to each Participant which has paid its RL Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) Upon the request of any Participant, each Issuing Lender shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation relating thereto as may reasonably be requested by such Participant.

                  (f) The obligations of the Participants to make payments to each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any Subsidiary of the Borrower and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

                  2.05 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Issuing Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Issuing Lender under any Letter of Credit issued by it (each such amount, so paid until reimbursed, an "Unpaid Drawing"), immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 3:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 3:00 P.M. (New York time) on the third Business Day following the receipt by the Borrower of notice of such payment or disbursement or following the occurrence of a Default or an Event of Default under Section 10.05, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans plus 2%, in each such case, with interest to be payable on demand. The respective Issuing Lender shall give the Borrower prompt written notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                  (b) The obligations of the Borrower under this Section 2.05 to reimburse the respective Issuing Lender with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Lender (including in its capacity as Issuing Lender or as a Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that the Borrower shall not be obligated to reimburse any Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender.

                  2.06 Increased Costs. If at any time after the Effective Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by the NAIC or any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any Participant with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Lender or participated in by any Participant, or (ii) impose on any Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Lender or such Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, upon the delivery of the certificate referred to below to the Borrower by such Issuing Lender or any Participant, the Borrower shall, subject to the provisions of Section 13.17 (to the extent applicable), pay to such Issuing Lender or such Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Lender or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant. In determining such additional amounts, each Issuing Lender and each Participant will act reasonably and in good faith, provided that the certificate required to be delivered pursuant to this Section 2.06 shall, absent manifest error, be final and conclusive and binding on the Borrower.

                  SECTION 3. Fees; Reductions of Commitment.

                  3.01 Fees. (a) The Borrower shall pay to the Administrative Agent, for distribution to each Non-Defaulting Lender with an A-2 Term Loan Commitment, a commitment commission (the "A-2 Term Loan Commitment Commission") for the period from the Effective Date to but not including the A-2 Term Loan Commitment Termination Date (or such earlier date on which the Total A-2 Term Loan Commitment shall have been terminated), computed at a rate per annum for each day equal to 0.50% of the A-2 Term Loan Commitment of such Non-Defaulting Lender on such day. Accrued A-2 Term Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the A-2 Term Loan Commitment Termination Date or such earlier day upon which the Total A-2 Term Loan Commitment is terminated.

                  (b) The Borrower shall pay to the Administrative Agent, for distribution to each Non-Defaulting Lender with an A-3 Term Loan Commitment, a commitment commission (the "A-3 Term Loan Commitment Commission") for the period from the Effective Date to but not including the A-3 Term Loan Commitment Termination Date (or such earlier date on which the Total A-3 Term Loan Commitment shall have been terminated), computed at a rate per annum for each day equal to 0.50% of the A-3 Term Loan Commitment of such Non-Defaulting Lender on such day. Accrued A-3 Term Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the A-3 Term Loan Commitment Termination Date or such earlier day upon which the Total A-3 Term Loan Commitment is terminated.

                  (c) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment, a commitment commission (the "Revolving Loan Commitment Commission") for the period from the Effective Date to but not including the Revolving Maturity Date (or such earlier date on which the Total Revolving Loan Commitment shall have been terminated), computed at a rate per annum for each day equal to 0.50% of the Unutilized Revolving Loan Commitment of such Non-Defaulting Lender on such day. Accrued Revolving Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Maturity Date or such earlier date on which the Total Revolving Loan Commitment is terminated.

                  (d) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with an Incremental Term Loan Commitment such facility fees, commitment commission and other amounts, if any, as are specified in the Incremental Term Loan Commitment Agreement pursuant to which such Incremental Term Loan Commitment has been provided, with such facility fees, commitment commission and other amounts, if any, to be payable at the times set forth in such Incremental Term Loan Commitment Agreement.

                  (e) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender (based on each such Lender's respective RL Percentage) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin for Revolving Loans maintained as Eurodollar Loans on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first day after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

                  (f) The Borrower agrees to pay to each Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit issued by such Issuing Lender (the "Facing Fee"), (x) in the case of each Standby Letter of Credit, for the period from and including the date of issuance of such Standby Letter of Credit to and including the date of the termination of such Standby Letter of Credit, computed at a rate equal to 1/4 of 1% per annum (or such lesser rate as is agreed on by the Borrower and the respective Issuing Lender) of the daily Stated Amount of such Standby Letter of Credit and (y) in the case of each Trade Letter of Credit, in an amount equal to 1/4 of 1% (or such lesser rate as is agreed on by the Borrower and the respective Issuing Lender) of the Stated Amount of such Trade Letter of Credit as of the date of issuance thereof. Accrued Facing Fees payable with respect to Standby Letters of Credit shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day after the termination of the Total Revolving Loan Commitment upon which no Standby Letters of Credit remain outstanding and all Facing Fees payable with respect to each Trade Letter of Credit shall be due and payable on the date of issuance of such Trade Letter of Credit.

                  (g) The Borrower agrees to pay, upon each drawing under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the reasonable administrative charge and the reasonable expenses which the applicable Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

                  (h) The Borrower agrees to pay to the Administrative Agent, for its own account, such fees as may be agreed to in writing by the Borrower with the Administrative Agent.

                  3.02 Voluntary Termination of Unutilized Commitments. (a) Upon at least one Business Day's prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total A-2 Term Loan Commitment in integral multiples of $1,000,000, provided that any such reduction shall apply to proportionately and permanently reduce the A-2 Term Loan Commitment of each of the Lenders with such a Commitment.

                  (b) Upon at least one Business Day's prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total A-3 Term Loan Commitment in integral multiples of $1,000,000, provided that any such reduction shall apply to proportionately and permanently reduce the A-3 Term Loan Commitment of each of the Lenders with such a Commitment.

                  (c) Upon at least one Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Loan Commitment, in integral multiples of $1,000,000; provided that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each RL Lender.

                  (d) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in
Section 13.12(b), the Borrower may, subject to the requirements of said Section 13.12(b) and upon five Business Days' written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) terminate the entire Commitment of such Lender so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts owing to such Lender are repaid concurrently with the effectiveness of such termination pursuant to this Section 3.02(c) (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such repaid Lender.

                  3.03 Mandatory Reduction of Commitments. (a) The Total Commitments shall terminate in their entirety on August 31, 2001 unless the Initial Borrowing Date has occurred on or prior to such date.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total A-1 Term Loan Commitment (and the A-1 Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the date the A-1 Term Loans are incurred (after giving effect to the making of A-1 Term Loans on such date).

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total A-2 Term Loan Commitment shall (i) be permanently reduced on each A-2 Term Loan Borrowing Date in an amount equal to the aggregate principal amount of A-2 Term Loans incurred on such date, (ii) be permanently reduced on each date after the Effective Date upon which the Total A-2 Term Loan Commitment is required to be reduced pursuant to Section 4.02(h) by the amount required to be applied to the Total A-2 Term Loan Commitment pursuant to said Section and (iii) terminate in its entirety (to the extent not theretofore terminated) on the A-2 Term Loan Commitment Termination Date (after giving effect to any A-2 Term Loans to be made on such date).

                  (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the A-3 Term Loan Commitment shall (i) be permanently reduced on each A-3 Term Loan Borrowing Date in an amount equal to the aggregate principal amount of A-3 Term Loans incurred on such date, (ii) be permanently reduced on each date after the Effective Date upon which the Total A-3 Term Loan Commitment is required to be reduced pursuant to Section 4.02(h) by the amount required to be applied to the Total A-3 Term Loan Commitment pursuant to said Section and (iii) terminate in its entirety (to the extent not theretofore terminated) on the A-3 Term Loan Commitment Termination Date (after giving effect to any A-3 Term Loans to be made on such date).

                  (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B Term Loan Commitment (and the B Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the date the B Term Loans are incurred (after giving effect to the making of B Term Loans on such date).

                  (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Incremental Term Loan Commitment of each Lender provided pursuant to a particular Incremental Term Loan Commitment Agreement shall (i) terminate in its entirety (to the extent not theretofore terminated) on the earlier of the date set forth in such Incremental Term Loan Agreement for the termination thereof and the Incremental Term Loan Commitment Termination Date (after giving effect to any Incremental Term Loans to be made on either such date pursuant to such Incremental Term Loan Commitment Agreement) and (ii) be permanently reduced on each Incremental Term Loan Borrowing Date on which Incremental Term Loans are incurred pursuant to such Incremental Term Loan Commitment in an amount equal to the aggregate principal amount of such Incremental Term Loans incurred on such date. The aggregate Incremental Term Loan Commitments of each Tranche of Incremental Term Loan Commitments shall be permanently reduced at the times, and in the amounts, required by Section 4.02(h).

                  (g) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, (i) on each date after the Effective Date upon which the Total Revolving Loan Commitment is required to be reduced pursuant to
Section 4.02(h), the Total Revolving Loan Commitment shall be permanently reduced by the amount required to be applied to the Total Revolving Loan Commitment pursuant to said Section and (ii) the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the Revolving Loan Maturity Date.

                  (h) Each reduction and/or termination of the Total A-1 Term Loan Commitment, the Total A-2 Term Loan Commitment, the Total A-3 Term Loan Commitment, the Total B Term Loan Commitment or the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce and/or terminate the A-1 Term Loan Commitment, the A-2 Term Loan Commitment, the A-3 Term Loan Commitment, the B Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment. Each reduction to the Incremental Term Loan Commitments provided pursuant to any Incremental Term Loan Commitment Agreement pursuant to this
Section 3.03 shall be applied proportionately to reduce the Incremental Term Loan Commitment of each Lender as provided in the respective Incremental Term Loan Commitment Agreement.

                  SECTION 4. Prepayments; Payments; Taxes.

                  4.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 2:00 P.M. (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Base Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Eurodollar Loans, whether A-1 Term Loans, A-2 Term Loans, A-3 Term Loans, B Term Loans, Incremental Term Loans, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Lenders; (ii) each prepayment of Loans shall be in an aggregate principal amount of at least $500,000 (or $100,000 in the case of Swingline Loans), provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) at the time of any prepayment of Eurodollar Loans pursuant to this Section 4.01 on any date other than the last day of the Interest Period applicable thereto, the Borrower shall pay the amounts required pursuant to Section 1.11; (iv) each voluntary prepayment of Term Loans pursuant to this Section 4.01(a) shall be applied pro rata to each Tranche of Term Loans, with each such Tranche of Term Loans to receive the Relevant Term Loan Percentage of such repayment; and (v) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, provided that at the Borrower's election in connection with any prepayment of Revolving Loans, such prepayment shall not be applied to the prepayment of Revolving Loans of a Defaulting Lender. Each prepayment of principal of any Tranche of Term Loans pursuant to this Section
4.01 shall be applied to reduce the then remaining Scheduled Repayments of such Tranche of Term Loans pro rata based upon the then remaining principal amounts of the Scheduled Repayments of such Tranche after giving effect to all prior reductions thereto.

                  (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 13.12(b), the Borrower may, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay all Loans, together with accrued and unpaid interest, Fees, and all other amounts owing to such Lender in accordance with said Section 13.12(b) so long as (A) in the case of the repayment of any Loans of any Lender pursuant to this Section 4.01(b), the Commitments of such Lender are terminated concurrently with such repayment pursuant to Section 3.02(d) (at which time
Schedule I shall be deemed modified to reflect the changed Commitments) and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this Section 4.01(b) have been obtained.

                  4.02 Mandatory Repayments. (a) On any day on which the aggregate outstanding principal amount of Revolving Loans, Swingline Loans and the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall prepay on such day principal of Swingline Loans and, after all Swingline Loans have been repaid in full, Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at the Payment Office on such day an amount of cash or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of the Borrower hereunder in a cash collateral account to be established by the Administrative Agent.

                  (b) (i) In addition to any mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below the principal amount of A-1 Term Loans, to the extent outstanding, set forth opposite such date (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02(h) and (i), a "Scheduled A-1 Term Loan Repayment"):

Scheduled A-1 Term Loan Repayment Date          Amount
--------------------------------------          ------

Each of September 30, 2001, December            An amount equal to 1.25% of the
31, 2001, March 31, 2002 and June 30, 2002      aggregate principal amount of
                                                A-1 Term Loans outstanding on
                                                the Initial Borrowing Date
                                                (after giving effect to the
                                                incurrence of A-1 Term Loans on
                                                such date)

Each of September 30, 2002, December            An amount equal to 1.875% of the
31, 2002, March 31, 2003 and June 30, 2003      aggregate principal amount of
                                                A-1 Term Loans outstanding on
                                                the Initial Borrowing Date
                                                (after giving effect to the
                                                incurrence of A-1 Term Loans on
                                                such date)

Each of September 30, 2003, December            An amount equal to 2.5% of the
31, 2003, March 31, 2004 and June 30, 2004      aggregate principal amount of
                                                A-1 Term Loans outstanding on
                                                the Initial Borrowing Date
                                                (after giving effect to the
                                                incurrence of A-1 Term Loans on
                                                such date)

Each of September 30, 2004, December            An amount equal to 5% of the
31, 2004, March 31, 2005 and June 30, 2005      aggregate principal amount of
                                                A-1 Term Loans outstanding on
                                                the Initial Borrowing Date
                                                (after giving effect to the
                                                incurrence of A-1 Term Loans on
                                                such date)

Each of September 30, 2005, December            An amount equal to 6.25% of the
31, 2005, March 31, 2006 and June 30, 2006      aggregate principal amount of
                                                A-1 Term Loans outstanding on
                                                the Initial Borrowing Date
                                                (after giving effect to the
                                                incurrence of A-1 Term Loans on
                                                such date)

Each of September 30, 2006, December            An amount equal to 8.125% of the
31, 2006, March 31, 2007 and the A              aggregate principal amount of
Maturity Date                                   A-1 Term Loans outstanding on
                                                the Initial Borrowing Date
                                                (after giving effect to the
                                                incurrence of A-1 Term Loans on
                                                such date)

                  (ii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below the principal amount of the A-2 Term Loans, to the extent outstanding, set forth opposite such date (each such repayment as the same may be reduced as provided in Section 4.01 and 4.02(h) and
(i), a "Scheduled A-2 Term Loan Repayment"):


Scheduled A-2 Term Loan Repayment Date          Amount
--------------------------------------          ------

Each of March 31, 2002 and June 30, 2002        An amount equal to 2.5% of the
                                                aggregate principal amount of
                                                A-2 Term Loans outstanding on
                                                the A-2 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-2
                                                Term Loans on such date)

Each of September 30, 2002, December            An amount equal to 1.875% of the
31, 2002, March 31, 2003 and June 30, 2003      aggregate principal amount of
                                                A-2 Term Loans outstanding on
                                                the A-2 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-2
                                                Term Loans on such date)

Each of September 30, 2003, December            An amount equal to 2.5% of the
31, 2003, March 31, 2004 and June 30, 2004      aggregate principal amount of
                                                A-2 Term Loans outstanding on
                                                the A-2 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-2
                                                Term Loans on such date)

Each of September 30, 2004, December            An amount equal to 5% of the
31, 2004, March 31, 2005 and June 30, 2005      ggregate principal amount of
                                                A-2 Term Loans outstanding on
                                                the A-2 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-2
                                                Term Loans on such date)

Each of September 30, 2005, December            An amount equal to 6.25% of the
31, 2005, March 31, 2006 and June 30, 2006      aggregate principal amount of
                                                A-2 Term Loans outstanding on
                                                the A-2 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-2
                                                Term Loans on such date)

Each of September 30, 2006, December            An amount equal to 8.125% of the
31, 2006, March 31, 2007 and the A              aggregate principal amount of
Maturity Date                                   A-2 Term Loans outstanding on
                                                the A-2 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-2
                                                Term Loans on such date)

                  (iii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below the principal amount of the A-3 Term Loans, to the extent outstanding, set forth opposite such date (each such repayment as the same may be reduced as provided in Section 4.01 and 4.02(h) and
(i), a "Scheduled A-3 Term Loan Repayment"):

Scheduled A-3 Term Loan Repayment Date          Amount
--------------------------------------          ------

Each of March 31, 2002 and June 30, 2002        An amount equal to 2.5% of the
                                                aggregate principal amount of
                                                A-3 Term Loans outstanding on
                                                the A-3 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-3
                                                Term Loans on such date)

Each of September 30, 2002, December            An amount equal to 1.875% of the
31, 2002, March 31, 2003 and June 30, 2003      aggregate principal amount of
                                                A-3 Term Loans outstanding on
                                                the A-3 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-3
                                                Term Loans on such date)

Each of September 30, 2003, December            An amount equal to 2.5% of the
31, 2003, March 31, 2004 and June 30, 2004      aggregate principal amount of
                                                A-3 Term Loans outstanding on
                                                the A-3 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-3
                                                Term Loans on such date)

Each of September 30, 2004, December            An amount equal to 5% of the
31, 2004, March 31, 2005 and June 30, 2005      aggregate principal amount of
                                                A-3 Term Loans outstanding on
                                                the A-3 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-3
                                                Term Loans on such date)

Each of September 30, 2005, December            An amount equal to 6.25% of the
31, 2005, March 31, 2006 and June 30, 2006      aggregate principal amount of
                                                A-3 Term Loans outstanding on
                                                the A-3 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-3
                                                Term Loans on such date)

Each of September 30, 2006, December            An amount equal to 8.125% of the
31, 2006, March 31, 2007 and the A              aggregate principal amount of
Maturity Date                                   A-3 Term Loans outstanding on
                                                the A-3 Term Loan Commitment
                                                Termination Date (after giving
                                                effect to the incurrence of A-3
                                                Term Loans on such date)

                  (iv) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below the principal amount of B Term Loans, to the extent outstanding, set forth opposite such date (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02(h) and (i), a "Scheduled B Term Loan Repayment"):

Scheduled B Term Loan Repayment Date            Amount
------------------------------------            ------

 Each June 30 commencing June 30, 2002          An amount equal to 1% of the
 through and including                          aggregate principal amount of B
 June 30, 2007                                  Term Loans outstanding on the
                                                Initial Borrowing Date (after
                                                giving effect to the incurrence
                                                of B Term Loans on such Date)

Each of September 30, 2007 and the              An amount equal to 47% of the
B Maturity Date                                 aggregate principal amount of B
                                                Term Loans outstanding on the
                                                Initial Borrowing Date (after
                                                giving effect to the incurrence
                                                of B Term Loans on such date)

                  (v) In addition to any other mandatory repayments pursuant to this Section 4.02, the Borrower shall be required to repay the principal amount of Term Loans (other than any such Incremental Term Loans designated as B Term Loans) on the dates and in the amounts set forth in the respective Incremental Term Loan Commitment Agreement or Agreements for such Incremental Term Loans (each such repayment as the same may be reduced as provided in Sections 4.01(a) and 4.02(h), a "Scheduled Incremental Term Loan Repayment"), provided (i) that in no event may the Weighted Average Life to Maturity of any Tranche of Incremental Term Loans be permitted to be less than the Weighted Average Life to Maturity applicable to the B Term Loans and (ii) if any Incremental Term Loans are incurred which are added to (and form part of) the B Term Loan Tranche, the amount of the then remaining Scheduled B Term Loan Repayments shall be proportionally increased (with the aggregate amount of increases to the then remaining Scheduled B Term Loan Repayments to equal the aggregate principal amount of such new Incremental Term Loans then being incurred) in accordance with the requirements of Section 1.14(c).

                  (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower (and, in the case of any such issuance of its equity, any of its Subsidiaries) receives any cash proceeds from any sale or issuance of its equity (excluding (i) cash proceeds received from capital contributions to, or equity investments in, any Wholly-Owned Subsidiary of the Borrower or any Subsidiary Guarantor to the extent made by the Borrower or any Subsidiary of the Borrower, (ii) cash proceeds received from sales or issuances of equity to directors or employees of the Borrower or any of its Subsidiaries pursuant to any stock option or other similar incentive plan and (iii) cash proceeds from any such sale or issuance of equity to the extent such proceeds are contemporaneously used to finance the purchase of assets of the type described in the definition of Hotel Property contained in Section 11.01 (or to purchase the equity interests of a Person whose assets are all or substantially all of the type described in the definition of Hotel Property contained in
Section 11.01) as otherwise permitted under this Agreement), an amount equal to 100% of the Net Equity Proceeds of the respective sale or issuance shall be applied as a mandatory repayment of Revolving Loans (with no corresponding reduction to the Total Revolving Loan Commitment) to the extent outstanding at such time in accordance with the requirements of Section 4.02(i).

                  (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any cash proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness for borrowed money (excluding Indebtedness for borrowed money permitted to be incurred pursuant to Section 9.04), an amount equal to 100% of the Net Debt Proceeds of the respective incurrence of Indebtedness shall be applied as a mandatory repayment (or commitment reduction, as the case may be) of outstanding Loans (or Commitments) in accordance with the requirements of
Section 4.02(h) and (i).

                  (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 3 days following each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives proceeds from any sale or other disposition of assets (including capital stock and securities held by the Borrower or any such Subsidiary, but excluding (i) sales or transfers of assets permitted by Sections 9.02(ii), (v), (ix) and (x), (ii) sales or transfers of assets with a fair market value less than $35,000,000 in the aggregate for all such transfers in any fiscal year and (iii) so long as no Default or Event of Default then exists, sales or transfers of assets the Net Sale Proceeds of which do not exceed $100,000,000 in any fiscal year of the Borrower and Net Sale Proceeds from any sales permitted under Section 9.02(xii) and (xiii), provided in each case that such Net Sale Proceeds are used to construct, exchange for or purchase (including by means of the acquisition of, or merger with, any Person pursuant to a transaction otherwise permitted under this Agreement) similar assets within two years following the receipt of such Net Sale Proceeds and the Borrower delivers a certificate to the Administrative Agent within 3 days of such date of receipt stating that such Net Sale Proceeds shall be reinvested in similar assets as provided above within two years following the date of the receipt of such Net Sale Proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied as a mandatory repayment (or commitment reduction, as the case may be) of outstanding Loans (or Commitments) in accordance with the requirements of Section 4.02(h) and (i). To the extent Net Sale Proceeds are not required to be applied pursuant to this Section 4.02(e) as a result of clause (iii) contained in the parenthetical appearing in the first sentence of this Section 4.02(e) and all or any portion of such Net Sale Proceeds are not so reinvested in like assets within such two-year period, then the remaining portion of such Net Sale Proceeds shall be applied on the last day of such applicable period as otherwise required by this Section 4.02(e) (determined without regard to clause (iii) contained in the parenthetical appearing in the first sentence of this Section 4.02(e)). In addition, to the extent that the Borrower is required to apply any portion of any Net Sale Proceeds from any asset sale to prepay or to make an offer to prepay the 9.15% Senior Subordinated Notes, the 9-7/8% Senior Subordinated Notes or any Third Party Incremental Debt, the Borrower shall apply such Net Sale Proceeds as a mandatory repayment or commitment reduction, (as the case may be) of outstanding Loans (or Commitments) in accordance with the requirements of Section 4.02(h) and (i).

                  (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each Excess Cash Payment Date, so long as Excess Cash Flow for the relevant Excess Cash Payment Period exceeds $30,000,000, an amount equal to 50% of the Excess Cash Flow in excess of $30,000,000 for such relevant Excess Cash Payment Period shall be applied as a mandatory repayment (or commitment reduction, as the case may be) of outstanding Loans (or Commitments) in accordance with the requirements of Section 4.02(h) and (i).

                  (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 days following each date after the Effective Date on which the Borrower or any of its Subsidiaries receives any proceeds from one or more Recovery Events in excess of $35,000,000 in the aggregate in any given fiscal year of the Borrower, an amount equal to 100% of the Net Insurance Proceeds in excess of $35,000,000 in the aggregate in such fiscal year shall be applied as a mandatory repayment (or commitment reduction, as the case may be) of outstanding Loans (or Commitments) in accordance with Section 4.02(h) and (i), provided that so long as no Default or Event of Default then exists, such Net Insurance Proceeds shall not be required to be so applied on such date of receipt to the extent that the Borrower has delivered a certificate to the Administrative Agent within 10 days of such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid, or to invest in alternative properties (to the extent otherwise permitted under this Agreement) within two years following the date of receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended) and provided further, that if all or any portion of such Net Insurance Proceeds not required to be applied to the repayment of Loans and/or the reduction of Commitments pursuant to the preceding proviso are not so used within two years after the date of receipt of such proceeds then such remaining portion not used shall be applied on the date which is the second anniversary of the date of receipt of such proceeds as a mandatory repayment (or commitment reduction, as the case may be) of outstanding Loans (or Commitments) in accordance with the requirements of Section 4.02(h) and (i).

                  (h) Each amount required to be applied to repay Loans (or to reduce Commitments) pursuant to Sections 4.02(d), (e), (f) and (g) shall be applied (1) first to repay outstanding Term Loans as provided below, (2) second, to the extent such amount is in excess of the amount required to be applied as provided in preceding clause (1), to permanently reduce the Total A-2 Term Loan Commitment, (3) third, to the extent such amount is in excess of the amount required to be applied as provided in preceding clauses (1) and (2), to permanently reduce the Total A-3 Term Loan Commitment, (4) fourth, to the extent such amount is in excess of the amount required to be applied as provided in preceding clauses (1) through (3), to permanently reduce the Total Revolving Loan Commitment and (5) fifth, to the extent such amount is in excess of the amount required to be applied as provided in preceding clauses (1) through (4), to permanently reduce Incremental Term Loan Commitments as provided below. The amount of each principal repayment of Term Loans made as required by Section 4.02(d), (e), (f) and (g) shall be applied pro rata to each Tranche of Term Loans with each Tranche of Term Loans to receive the Relevant Term Loan Percentage of such repayment. Each amount required to be applied to Incremental Term Loan Commitments pursuant to Section 4.02(d), (e), (f) and (g) shall be applied pro rata to each Tranche of Incremental Term Loan Commitments, with each such Tranche of Incremental Term Loan Commitments to be allocated the Relevant Incremental Term Loan Commitment Percentage of such amount (and each Incremental Term Loan Lender's Incremental Term Loan Commitments under each such Tranche shall be proportionately reduced based on the relative amount of each such Incremental Term Loan Lender's Incremental Term Loan Commitments under each such Tranche of Incremental Term Loan Commitments). The amount of each principal repayment of Term Loans made as required by Sections 4.02(d), (e), (f), and (g) shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche pro rata based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto.

                  (i) With respect to each repayment of Loans required by this
Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 shall be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of Loans made pursuant to a Borrowing shall be applied pro rata among such Loans of all Lenders. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                  (j) Notwithstanding anything to the contrary contained elsewhere in the Agreement, all then outstanding Loans shall be repaid in full on the respective Maturity Date therefor.

                  (k) Notwithstanding anything to the contrary contained in
Section 4.01(a) or above in this Section 4.02, at any time and to the extent that A Term Loans remain outstanding, with respect to any mandatory repayments of B Term Loans or Incremental Term Loans otherwise required above pursuant to this Section 4.02, and with respect to that portion of any voluntary prepayment of Term Loans pursuant to Section 4.01(a) which, in accordance with the provisions of clause (iv) thereof is required to be applied to B Term Loans or Incremental Term Loans, if on or prior to the date the respective mandatory repayment is otherwise required to be made pursuant to this Section 4.02 or on or prior to the date of the respective voluntary prepayment pursuant to Section 4.01(a), the Borrower has given the Administrative Agent written notification that the Borrower has elected to give each Lender with a B Term Loan and an Incremental Term Loan the right to waive such Lender's right to receive such repayment or prepayment (the "Waivable Repayment"), the Administrative Agent shall notify such Lenders of such receipt and the amount of the repayment or prepayment to be applied to each such Lender's B Term Loans or Incremental Term Loans, as the case may be. In the event any such Lender with a B Term Loan or an Incremental Term Loan, as the case may be, desires to waive such Lender's right to receive any such Waivable Repayment in whole or in part, such Lender shall so advise the Administrative Agent no later than 5:00 P.M. (New York time) three Business Days after the date of such notice from the Administrative Agent which notice shall also include the amount such Lender desires to receive. If any such Lender does not reply to the Administrative Agent within such three Business Day period, it will be deemed to have accepted 100% of the total payment. If any such Lender does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Lender waives such Lender's right to receive any such Waivable Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Lender to prepay the A Term Loans pro rata in accordance with Section 4.01(a) or 4.02, as the case may be (determined, in each case, as if no B Term Loans or Incremental Term Loans, as the case may be, are outstanding).

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 2:00 P.M. (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 Net Payments; Taxes. (a) All payments made by any Credit Party hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender or Agent, as the case may be, or any franchise tax based on the net income or net profits of a Lender or Agent, as the case may be, in either case pursuant to the laws of the jurisdiction in which such Lender or such Agent is organized or the jurisdiction in which the principal office or applicable lending office of such Lender or such Agent is located or any subdivision thereof or therein all such excluded taxes being referred to collectively as "Excluded Taxes") and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). Subject to Section 4.04(b), if any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender or Agent, as the case may be, promptly after the written request of such Lender or such Agent, for taxes imposed on or measured by the net income or net profits of such Lender or such Agent, or any franchise tax based on the net income or net profits of such Lender or such Agent, in either case pursuant to the laws of the jurisdiction in which such Lender or such Agent is organized or in which the principal office or applicable lending office of such Lender or such Agent is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender or such Agent is organized or in which the principal office or applicable lending office of such Lender or such Agent is located and for any withholding of taxes as such Lender or such Agent shall determine are payable by, or withheld from, such Lender or such Agent in respect of such amounts so paid to or on behalf of such Lender or such Agent pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender or such Agent pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender or Agent, as the case may be, and reimburse such Lender or such Agent upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender or such Agent. All amounts payable pursuant to this Section 4.04(a) shall be subject to the provisions of Section 13.17 (to the extent applicable).

                  (b) Each Lender and Agent that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender or Agent that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Lender or Agent was already a Lender or Agent hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender or Agent, (i) two accurate and complete original signed Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's or such Agent's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender or Agent is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with the respect to a complete exemption under an income tax treaty) pursuant to clause (i) above,
(x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed

Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Lender's or such Agent's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender and Agent agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances or any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the official interpretation thereof, renders the previous certification obsolete or inaccurate in any material respect, such Lender or such Agent will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender or such Agent to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender or such Agent shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender or Agent, as the case may be, which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender or such Agent has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) to gross-up payments to be made to a Lender or Agent, as the case may be, in respect of income or similar taxes imposed by the United States if (I) such Lender or such Agent has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender or Agent, as the case may be, described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay additional amounts and to indemnify each Lender or Agent, as the case may be, in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the official interpretation thereof, relating to the deducting or withholding of such income or similar taxes.

                  (c) If the Borrower pays any additional amount under this
Section 4.04 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), such

Lender shall pay to the Borrower an amount that the Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by the Lender in such year as a consequence of such Tax Benefit; provided, however, that (i) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to the Borrower pursuant to this Section 4.04(c) shall be treated as a Tax for which the Borrower is obligated to indemnify such Lender pursuant to this Section 4.04 without any exclusions or defenses; and (iii) nothing in this Section 4.04(c) shall require the Lender to disclose any confidential information to the Borrower (including, without limitation, its tax returns).

                  SECTION 5. Conditions Precedent to Initial Borrowing Date. The obligation of each Lender to make Loans, and the obligation of each Issuing Lender to issue Letters of Credit, on the Initial Borrowing Date, is subject at the time of the occurrence of the following conditions:

                  5.01 Effective Date; Notes. (i) On or prior to the Initial Borrowing Date (i) the Effective Date shall have occurred as provided in Section
13.10 and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender that has requested same the appropriate Term Note and/or Revolving Note executed by the Borrower, and to the extent requested by the Swingline Lender, the Swingline Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

                  5.02 Fees, etc. On or prior to the Initial Borrowing Date, the Borrower shall have paid to the Lead Arranger, the Administrative Agent and the Lenders all reasonable costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Lead Arranger, the Administrative Agent and the Lenders pursuant to the terms hereof or of a separate writing to the extent then due, provided that in the case of costs and expenses, the Borrower shall have received invoices therefor at least three Business Days prior to the Initial Borrowing Date.

                  5.03 Opinion of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received from Shearman & Sterling, counsel to the Borrower and the Subsidiary Guarantors, an opinion addressed to each of the Lead Arranger, the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit F and such other matters incident to the transactions contemplated herein as the Lead Arranger may reasonably request.

                  5.04 Corporate Documents; Proceedings; etc. (a) On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date, signed by the chairman of the board, the president, any vice president or the treasurer of the Borrower and each Subsidiary of the Borrower which is to become a Credit Party on the Initial Borrowing Date, and attested to by the secretary or any assistant secretary of the respective such Person, in the form of Exhibit G with appropriate insertions, together with copies of the certificate of incorporation and by-laws (or equivalent organizational documents) of the respective such Person, and the resolutions of the respective such Person referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent.

                  (b) On or prior to the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Lead Arranger and the Required Lenders, and the Lead Arranger and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate, limited liability company and partnership proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Lead Arranger may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, or governmental authorities.

                  5.05 Employee Benefit Plans; Shareholders' Agreements; Management Agreements; Collective Bargaining Agreements; Existing Indebtedness Agreements; Tax Sharing Agreements; Material Leases. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies of the following documents, in each case as same will be in effect on the Initial Borrowing Date:

                  (i) all Plans (and for each Plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each Plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Employee Benefit Plans");

                  (ii) all material agreements entered into by the Borrower or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock (collectively, the "Shareholders' Agreements");

                  (iii) all material agreements with members of, or with respect to, the senior management and management of the Borrower or any of its Subsidiaries (collectively, the "Management Agreements");

                  (iv) all collective bargaining agreements applying or relating to any employee of the Borrower or any of its Subsidiaries (collectively, the "Collective Bargaining Agreements");

                  (v) all agreements evidencing or relating to Indebtedness of the Borrower or any of its Subsidiaries which is to remain outstanding after the Effective Date to the extent such Indebtedness exceeds (or upon the utilization of any unused commitments may exceed) $10,000,000 (the "Existing Indebtedness Agreements");

                  (vi) all tax sharing, tax allocation and other similar agreements entered into by the Borrower or any of its Subsidiaries (collectively, the "Tax Sharing Agreements"); and

                  (vii) all material leases under which the Borrower or any of its Subsidiaries lease (as lessee) any Hotel Property (collectively, the "Material Leases");

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Collective Bargaining Agreements, Tax Sharing Agreements and Material Leases shall be in full force and effect on the Initial Borrowing Date.

                  5.06 Existing Credit Agreement. On the Initial Borrowing Date, simultaneously with the incurrence of Loans on such date, the total commitments in respect of the Existing Credit Agreement shall have been terminated, and all loans and notes with respect thereto (together with interest thereon) shall have been repaid in full, all letters of credit issued thereunder shall have been terminated (or either incorporated as Existing Letters of Credit hereunder or fully supported with Letters of Credit issued hereunder) and all other amounts (including premiums) owing pursuant to the Existing Credit Agreement shall have been repaid in full and all documents in respect of the Existing Credit Agreement and all guarantees with respect thereto shall have been terminated (except as to indemnification and similar provisions, which may survive to the extent provided therein) and be of no further force and effect. In addition, simultaneously with the incurrence of Loans on the Initial Borrowing Date, the creditors in respect of the Existing Credit Agreement shall have terminated and released all security interests in and Liens on the assets of the Borrower and its Subsidiaries created pursuant to the security documentation relating to the Existing Credit Agreement, and such creditors shall have returned all such assets to the Borrower or such Subsidiary.

                  5.07 Pledge Agreement. On or prior to the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit H (as amended, modified or supplemented from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledge Agreement Collateral, if any, referred to therein and then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledge Agreement Collateral and (y) together with executed and undated endorsements for transfer in the case of equity interests constituting certificated Pledge Agreement Collateral, along with evidence that all other actions necessary or, in the reasonable opinion of the Lead Arranger, desirable, to perfect the security interests purported to be created by the Pledge Agreement have been taken and the Pledge Agreement shall be in full force and effect.

                  5.08 Security Agreement. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit I (as amended, modified or supplemented from time to time, the "Security Agreement") covering all of such Credit Party's Security Agreement Collateral, together with:

                  (a) proper Financing Statements (Form UCC-1) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Lead Arranger, desirable to perfect the security interests purported to be created by the Security Agreement, as the case may be;

                  (b) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name such Credit Party as debtor and that are filed in the jurisdictions referred to in clause (a) above, together with copies of such other financing statements that name any such Credit Party as debtor (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing); and

                  (c) evidence that all other actions reasonably necessary or, in the reasonable opinion of the Lead Arranger, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

                  5.09 Subsidiary Guarantor. On the Initial Borrowing Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered the Subsidiaries Guaranty in the form of Exhibit J (as amended, modified or supplemented from time to time, the "Subsidiaries Guaranty").

                  5.10 Adverse Change, etc. (a) On the Initial Borrowing Date, nothing shall have occurred (and none of the Lead Arranger, the Administrative Agent or the Lenders shall have become aware of any facts, conditions or other information not previously known) which the Lead Arranger, the Administrative Agent or the Required Lenders believe would reasonably be expected to have a material adverse effect (i) on the rights or remedies of the Lead Arranger, the Administrative Agent or the Lenders, or on the ability of any Credit Party to perform its respective obligations to the Lead Arranger, the Administrative Agent and the Lenders or (ii) on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  (b) On or prior to the Initial Borrowing Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents (if any) in connection with the making of the Loans and the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the making of the Loans and the transactions contemplated by the Credit Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Loans or the transactions contemplated by the Credit Documents.

                  5.11 Litigation. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or, to the best of the Borrower's knowledge, threatened with respect to the making of the Loans or the Credit Documents or any documentation executed in connection therewith or the transactions contemplated thereby.

                  5.12 Solvency Certificate; Insurance Certificates. On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent:

                  (a) a solvency certificate in the form of Exhibit K, addressed to the Lead Arranger, the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date from the Chief Financial Officer of the Borrower providing the opinion of such Chief Financial Officer as to the solvency of the Borrower and the Borrower's Subsidiaries;

                  (b) certificates of insurance complying with the requirements of Section 8.03 for the business and properties of the Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Lead Arranger and naming the Collateral Agent as an additional insured and/or loss payee (as its respective interest may appear), and stating that such insurance shall not be cancelled or materially changed without at least 30 days' prior written notice by the respective insurer to the Collateral Agent.

                  5.13 Projections. On or prior to the Initial Borrowing Date, the Lead Arranger and the Administrative Agent shall have received copies of the financial statements and Projections referred to in Sections 7.05(a) and (d).

                  5.14 Compliance with the 9.15% Senior Subordinated Note Indenture. On the Initial Borrowing Date, the Borrower shall deliver to the Administrative Agent a certificate (i) dated the Initial Borrowing Date and (ii) certifying that this Agreement and the incurrence of all Loans and the issuance of all Letters of Credit as permitted under this agreement are, and when incurred or issued will be, permitted under Section 4.03(a)(z) of the 9.15% Senior Subordinated Note Indenture, which certificate shall set forth in reasonable detail the calculations supporting such certification.

                  SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including any Loans made on the Initial Borrowing Date), and the obligation of each Issuing Lender to issue Letters of Credit (including any Letters of Credit issued on the Initial Borrowing Date), is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                  6.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.02 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Loan (other than a Swingline Loan or a Revolving Loan made pursuant to a Mandatory Borrowing), the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of each Swingline Loan, the Swingline Lender shall have received the notice referred to in Section 1.03(b)(i).

                  (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

                  The occurrence of the Initial Borrowing Date and the acceptance of the proceeds of each Loan and the making of each Letter of Credit Request shall constitute a representation and warranty by the Borrower to the Lead Arranger, the Administrative Agent and each of the Lenders that all the conditions specified in Section 5 (with respect to Credit Events on the Initial Borrowing Date) and in this Section 6 (with respect to Credit Events on and after the Initial Borrowing Date) and applicable to the Initial Borrowing Date and/or such Credit Event, as the case may be, exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders and shall be in form and substance reasonably satisfactory to the Lead Arranger and the Required Lenders.

                  SECTION 7. Representations and Warranties. In order to induce the Lenders to enter into this Agreement and to make the Loans and issue (or participate in) the Letters of Credit as provided herein, the Borrower makes the following representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of the Initial Borrowing Date and the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct on and as of the Initial Borrowing Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  7.01 Corporate and Other Status. The Borrower and each of its Subsidiaries (i) except as set forth on Schedule X, is a duly organized and validly existing Company in good standing under the laws of the jurisdiction of its organization, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.02 Corporate or Partnership Power and Authority. Each Credit Party has the Company power and authority, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary Company action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, by-laws or equivalent organizational document of the Borrower or any of its Subsidiaries.

                  7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

                  7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) (i) The consolidated balance sheet of the Borrower and its Subsidiaries at December 31, 2000 and the related consolidated statements of operations, cash flows and shareholders' equity of the Borrower and its Subsidiaries for the fiscal year ended on such date and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries at March 31, 2001 and the consolidated statements of operations and cash flows of the Borrower and its Subsidiaries for the three-month period ended on such date, copies of which have been furnished to the Lenders prior to the Effective Date, present fairly the financial position of the Borrower and its Subsidiaries at the date of such balance sheets and the results of the operations of the Borrower and its Subsidiaries for the periods covered thereby. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (provided that the aforementioned interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements and the requirements of Regulation S-X under the Securities Act). Since December 31, 2000, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; it being understood and agreed that the occurrence of any event that occurred, and was disclosed by the Borrower or any of its Subsidiaries by means of public Exchange Act filings, at any time from December 31, 2000 to the Effective Date shall not constitute an event which had a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole during such period.

                  (b) (i) On and as of the Initial Borrowing Date and after giving effect to the transaction contemplated hereby and to all Indebtedness (including the Loans) being incurred or assumed and Liens created by the Credit Parties in connection therewith, (a) the sum of the assets, at a fair valuation, of each of the Borrower on a stand alone basis and of the Borrower and its Subsidiaries taken as a whole will exceed its debts; (b) each of the Borrower on a stand alone basis and the Borrower and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and
(c) each of the Borrower on a stand alone basis and the Borrower and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this Section 7.05(b), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (c) Except (i) as fully disclosed in the financial statements delivered pursuant to Section 7.05(a) and (ii) without duplication, any Existing Indebtedness, there were as of the Effective Date no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, would reasonably be expected to be material to the Borrower and its Subsidiaries taken as a whole. As of the Effective Date, the Borrower does not know of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a) or otherwise referred to in the immediately preceding sentence which, either individually or in the aggregate, would reasonably be expected to be material to the Borrower and its Subsidiaries taken as a whole.

                  (d) On and as of the Effective Date, the Projections have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower regarding the matters reported therein. On the Effective Date, the Borrower believes that the Projections are reasonable, it being understood that the Projections include assumptions as to future events that are not to be viewed as facts and there can be no assurance that such assumptions, statements, estimates and Projections will be realized and that actual results may differ from the projected results and such differences may be material and adverse.

                  7.06 Litigation. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened (i) with respect to any Credit Document or (ii) that would reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.07 True and Complete Disclosure. To the best knowledge of the Borrower, all factual information (taken as a whole) regarding the Borrower or any of its Subsidiaries furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Lead Arranger, the Administrative Agent or any Lender (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Lead Arranger, the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. It is understood that the Projections do not constitute factual information for purposes of this Section 7.07.

                  7.08 Use of Proceeds; Margin Regulations. (a) The proceeds of all A-1 Term Loans and B Term Loans shall be utilized by the Borrower (i) first, to finance the Refinancing and the payment of fees and expenses relating thereto and (ii) second, after the application of such Loans as provided in preceding clause (i), for its general corporate purposes, including, without limitation, the construction or acquisition of assets of the type described in the definition of Hotel Properties contained in Section 11.01 (or the equity interests of a Person whose assets are all or substantially all of the type described in the definition of Hotel Properties contained in Section 11.01) and for such other purposes as are not prohibited hereby.

                  (b) The proceeds of all A-2 Term Loans, A-3 Term Loans, Incremental Term Loans, Revolving Loans and Swingline Loans shall be utilized by the Borrower for its general corporate purposes, including, without limitation, the construction or acquisition of assets of the type described in the definition of Hotel Properties contained in Section 11.01 (or the equity interests of a Person whose assets are all or substantially all of the type described in the definition of Hotel Properties contained in Section 11.01) and for such other purposes as are not prohibited hereby, provided that no proceeds of Revolving Loans or Swingline Loans may be utilized to finance the Refinancing.

                  (c) No part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  7.09 Tax Returns and Payments. Each of the Borrower and each of its Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles. The Borrower and each of its Subsidiaries have at all times paid, or have provided adequate resources (in the good faith judgment of the management of the Borrower) for the payment of all federal, state and foreign income taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no (with respect to the Borrower and its Subsidiaries taken as a whole) action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower, threatened by any authority regarding any material amount of taxes relating to the Borrower or any of its Subsidiaries.

                  7.10 Compliance with ERISA. (i) Schedule IV sets forth each Plan; each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization except to the extent that such insolvency or reorganization would not reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities, conditions (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; no Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans, exceeds $10,000,000; no Plan which is subject to
Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069,
4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed such amount as would reasonably be expected to have a material adverse effect on the business, operations, assets, liabilities, conditions (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate has at all times been operated in material compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                  (ii) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

                  7.11 The Security Documents. (a) On and after the Effective Date, the provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral described therein, and the Security Agreement, upon the filing of Form UCC-1 financing statements or the appropriate equivalent (which filings shall have been made within ten days following the Effective Date), create a fully perfected first lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, to the extent that a security interest may be perfected therein by filing a financing statement under the UCC, subject to no other Liens other than Permitted Liens. The recordation of the Assignment of Security Interest in U.S. Patents and Trademarks in the form attached to the Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective, under applicable law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement. Each of the Credit Parties party to the Security Agreement has good and valid title to all Security Agreement Collateral owned by such Credit Party described therein, free and clear of all Liens. Except for filings made pursuant to Section 5.09 on or prior to the Effective Date, no additional filings with respect to the Security Agreement are required at the time of, or in connection with the occurrence of, the Effective Date.

                  (b) The security interests created under the Pledge Agreement in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors, constitute perfected security interests in the Pledge Agreement Collateral described in the Pledge Agreement, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledge Agreement Collateral under the Pledge Agreement other than with respect to that portion of the Pledge Agreement Collateral constituting a "general intangible" under the UCC.

                  7.12 Manager Subordination Agreements. To the extent required to be executed and delivered pursuant to Section 8.13, each Manager Subordination Agreement is in full force and effect and all Obligations hereunder and under the other Credit Documents are within the definition of "senior debt" or any substantially similar definition contained in the subordination provisions of each Manager Subordination Agreement.

                  7.13 Properties. The Borrower and each of its Subsidiaries have good and marketable title to all properties owned by them, including all property reflected in the consolidated balance sheets of the Borrower referred to in Section 7.05(a) (except as sold or otherwise disposed of since the date of such balance sheets in the ordinary course of business), free and clear of all Liens, other than Permitted Liens.

                  7.14 Capitalization. On the Effective Date, the authorized capital stock of the Borrower shall consist of (i) 500,000,000 shares of common stock, $.01 par value per share and (ii) 10,000,000 shares of preferred stock, $.01 par value per share, none of which preferred stock is issued and outstanding. All outstanding shares of such capital stock have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. Except for certain options issued pursuant to employee and director stock option plans (including any assumed plans), the Borrower does not, as of the Effective Date, have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  7.15 Subsidiaries. The Borrower has no Subsidiaries other than
(i) those Subsidiaries listed on Schedule V and (ii) new Subsidiaries created in compliance with Section 9.15. Schedule V correctly sets forth, as of the Effective Date, the percentage ownership (direct or indirect) of the Borrower in each class of capital stock or other equity interest of each of its Subsidiaries and also identifies the direct owner thereof.

                  7.16 Compliance with Statutes, etc. The Borrower and each of its Subsidiaries are in compliance with all applicable statutes, regulations and orders of all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable Environmental Laws) except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.17 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.18 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.19 Environmental Matters. (a) The Borrower and each of its Subsidiaries have complied with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the Borrower's knowledge, threatened Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by the Borrower or any of its Subsidiaries or, to the Borrower's knowledge, on any property adjoining or in the vicinity of any such Real Property that would reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property owned or operated by the Borrower or any of its Subsidiaries except in compliance with all applicable Environmental Laws.

                  (c) Notwithstanding anything to the contrary in this Section 7.19, the representations made in this Section 7.19 shall only be untrue if the aggregate effect of all failures, noncompliance, activities, facts, circumstances, conditions and occurrences of the types described above would reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.20 Labor Relations. Neither the Borrower nor any of its Subsidiaries nor any Facility Manager is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or any Facility Manager or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or any Facility Manager or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or any Facility Manager or, to the best knowledge of the Borrower, threatened against any of them and (iii) no union representation question exists with respect to the employees of the Borrower or any of its Subsidiaries or any Facility Manager, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as would not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.21 Patents, Licenses, Franchises and Formulas. Each of the Borrower and each of its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including but not limited to rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would reasonably be expected to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.22 Indebtedness. Schedule VI sets forth a true and complete list of all Indebtedness of the Borrower and its Subsidiaries as of the Effective Date (all such Indebtedness other than the Loans, the Letters of Credit, the 9.15% Senior Subordinated Notes and the 9-7/8% Senior Subordinated Notes, herein called the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such Indebtedness.

                  7.23 Hotel Properties. The Borrower owns no Hotel Properties directly and (i) on the Effective Date, each Hotel Property is owned by a Wholly-Owned Subsidiary of the Borrower and (ii) after the Effective Date, each Hotel Property is owned by a Wholly-Owned Subsidiary of the Borrower which is a Foreign Subsidiary or a Subsidiary of the Borrower which is a Subsidiary Guarantor. Each Hotel Property which is located in the United States is owned by a Subsidiary Guarantor which is organized under the laws of a state in the United States.

                  7.24 Subordination. The subordination provisions contained in each of the 9.15% Senior Subordinated Note Documents and the 9-7/8% Senior Subordinated Note Documents are enforceable against the Borrower and each of its Subsidiaries and all Obligations hereunder and under the other Credit Documents are within the definition of "senior debt" or any similar definition contained in such documentation.

                  SECTION 8. Affirmative Covenants. The Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

                  8.01 Information Covenants. The Borrower will make available through the Internet or e-commerce or will furnish to the Administrative Agent (with sufficient copies for each of the Lenders, and the Administrative Agent will promptly forward to each of the Lenders):

                  (a) Quarterly Financial Statements. Within 55 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower, (i) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the Chief Financial Officer of the Borrower, subject to normal recurring adjustments and
         (ii) management's discussion and analysis of the important operational and financial developments during the quarterly and year-to-date periods, it being understood that the delivery by the Borrower of its Form 10-Q as filed with the SEC shall satisfy the requirements of this
         Section 8.01(a).

                  (b) Annual Financial Statements. (A) Within 100 days after the close of each fiscal year of the Borrower, (i) the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by Pricewaterhouse Coopers LLP, any other "Big Five" independent certified public accountants or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and (ii) management's discussion and analysis of the important operational and financial developments during the respective fiscal year, it being understood that the delivery by the Borrower of its Form 10-K as filed with the SEC shall satisfy the requirements of this Section 8.01(b).

                  (B) At the time of the delivery of the annual financial statements pursuant to clause (A) above, a report of the applicable accounting firm stating that in the course of its regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing under Section 9.08, 9.09 or 9.10 or, if in the opinion of such accounting firm such a Default or an Event of Default has occurred and is continuing, a statement as to the nature thereof.

                  (c) Budgets. No later than the 30th day of each fiscal year of the Borrower, a budget in form reasonably satisfactory to the Administrative Agent (including, in any event, budgeted statements of income and sources and uses of cash and balance sheets of cash flow and budgeted debt and cash balances) for such fiscal year prepared by the Borrower in reasonable detail and accompanied by a statement of the Chief Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, the budget is a reasonable estimate of the period covered thereby.

                  (d) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a) and (b), a certificate of the Chief Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (x) set forth the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 4.02(d), 4.02(e) and 4.02(g), 9.01 through 9.05, inclusive, and 9.07 through 9.10, inclusive, at the end of such fiscal quarter or year, as the case may be and (y) if delivered with the financial statements required by Section 8.01(b), set forth the amount of (and the calculations required to establish) Excess Cash Flow for the respective Excess Cash Payment Period.

                  (e) Management Letters. Promptly after the Borrower's or any of its Subsidiaries' receipt thereof, a copy of any "management letter" received from its certified public accountants.

                  (f) Notice of Default or Litigation. Promptly, and in any event within five Business Days after any officer of any Credit Party obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against the Borrower or any of its Subsidiaries which would reasonably be expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (y) with respect to the transactions contemplated hereby or any other Credit Document.

                  (g) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and other information and reports with respect to the Borrower or any of its Subsidiaries, if any, which the Borrower or any of its Subsidiaries shall file with or furnish to the Securities and Exchange Commission or any successor thereto (the "SEC") and copies of all material notices and reports which the Borrower or its Subsidiaries shall deliver to holders of its Indebtedness (or any trustee, agent or other representative therefor) pursuant to the terms of the documentation governing such Indebtedness.

                  (h) Environmental Matters. Promptly upon, and in any event within fifteen Business Days after, any senior or executive officer of any Credit Party obtaining knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters would not, individually or when aggregated with all other such environmental matters, be reasonably expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole:

                           (i) any pending or threatened material Environmental
                  Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries;

                           (ii) any condition or occurrence on or arising from
                  any Real Property owned or operated by the Borrower or any of its Subsidiaries that (a) results in non-compliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of a material Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

                           (iii) any condition or occurrence on any Real
                  Property owned or operated by the Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by it or any of its Subsidiaries of such Real Property under any Environmental Law; and

                           (iv) the taking of any removal or remedial action in
                  response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency, provided that in any event the Borrower shall deliver to each Lender all notices received by the Borrower or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA which identify the Borrower or any of its Subsidiaries as potentially responsible parties for remediation costs or which otherwise notify the Borrower or any of its Subsidiaries of potential liability under CERCLA.

All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response or proposed response thereto. In addition, the Borrower and any of its Subsidiaries will provide the Lenders with copies of all material communications with any governmental agency or other third Person that is adverse to the Borrower or such Subsidiary relating to material Environmental Claims, and such detailed reports of any material Environmental Claim as may reasonably be requested by the Lead Arranger, the Administrative Agent or any Lender.

                  (i) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Borrower or its Subsidiaries as the Administrative Agent may reasonably request.

                  8.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Upon reasonable notice, the Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Lead Arranger, the Administrative Agent or any Lender (at the expense of the Lead Arranger, the Administrative Agent or such Lender, as the case may be) to visit and inspect, under guidance of officers of its or such Subsidiary, any of the properties of the Borrower or any of its Subsidiaries, and to examine the books of account of the Borrower and any of its Subsidiaries and discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Lead Arranger, the Administrative Agent or such Lender may reasonably request (provided that the Borrower shall have the right to take part in any discussions with its independent accountants).

                  8.03 Maintenance of Property; Insurance. (a) Schedule VII sets forth a true and complete listing of all insurance maintained by, or on behalf of, the Borrower and its Subsidiaries as of the Effective Date. The Borrower will, and will cause each of its Subsidiaries and Facility Managers to, (i) keep all property necessary to the business of the Borrower and its Subsidiaries in good working order and condition, ordinary wear and tear excepted, (ii) maintain insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for a company similarly situated and (iii) furnish to the Lead Arranger and the Administrative Agent, upon written request, full information as to the insurance carried.

                  (b) The Borrower will, and will cause each of its Subsidiaries and Facility Managers to, at all times keep its property insured in favor of the Collateral Agent, and all policies or certificates with respect to such insurance (and any other insurance maintained by, or on behalf of, the Borrower or any Subsidiary of the Borrower) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured), (ii) shall state that such insurance policies shall not be cancelled without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent (or such shorter period of time as a particular insurance company policy generally provides), (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors, (iv) shall contain the standard non-contributory mortgage clause endorsement in favor of the Collateral Agent with respect to hazard insurance coverage, (v) shall, except in the case of public liability insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of the Borrower or any Subsidiary of the Borrower, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties or (D) any change in the title to or ownership or possession of the insured properties and (vi) shall be deposited with the Collateral Agent.

                  (c) If the Borrower or any of its Subsidiaries or any Facility Manager shall fail to insure its property in accordance with this Section 8.03, or if the Borrower or any of its Subsidiaries or any Facility Manager shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation), after giving the Borrower at least five Business Days' prior written notice, to procure such insurance and the Borrower agrees to reimburse the Collateral Agent for all reasonable costs and expenses of procuring such insurance.

                  8.04 Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.04 shall prevent (i) any of the transactions permitted in accordance with Section 9.02 or (ii) the withdrawal by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal would not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  8.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable Environmental Laws), except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  8.06 Compliance with Environmental Laws. (a) The Borrower will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries (except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have the material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole), will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws except for Permitted Liens. Neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or knowingly permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property except for Hazardous Materials generated, used, treated, stored, released or disposed of at any such Real Properties in compliance with all applicable Environmental Laws (except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have the material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole), and reasonably required in connection with the operation, use and maintenance of the business or operations of the Borrower or any of its Subsidiaries.

                  (b) To the extent any Credit Party delivers notice of the occurrence of the environmental matters as described in Section 8.01(i), the Borrower will provide, upon the written request of the Lead Arranger, the Administrative Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at its sole cost and expense, an environmental site assessment report concerning the relevant Real Property now or hereafter owned or operated by such Credit Party, prepared by an environmental consulting firm reasonably approved by the Lead Arranger, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If the Borrower fails to provide the same within 90 days after such request was made, the Lead Arranger may order the same, and the Borrower shall grant and hereby grants, to the Lead Arranger, the Administrative Agent and the Lenders and their agents access to such Real Property and specifically grants, the Lead Arranger, the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's reasonable expense.

                  8.07 ERISA. As soon as possible and, in any event, within ten
(10) days after the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to the Administrative Agent a certificate of the Chief Financial Officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Administrative Agent a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or
Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other
Plans, exceeds $10,000,000; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under
Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. Upon written request, the Borrower will deliver to each of the Administrative Agent (i) a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the first sentence hereof, copies of any material notices received by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Administrative Agent no later than ten (10) days after the date such notice has been received by the Borrower, the Subsidiary or the ERISA Affiliate, as applicable.

                  8.08 End of Fiscal Years; Fiscal Quarters. The Borrower will cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31, provided any such fiscal year or fiscal quarter, as the case may be, may be modified so long as
(i) no Default or Event of Default then exists or would result therefrom, (ii) the Borrower shall have given the Administrative Agent at least 10 Business Days' prior written notice thereof and (iii) at the time of such modification, the Borrower and the Required Lenders shall have entered into certain technical amendments and modifications to this Agreement to preserve the intent of the parties with respect to the covenants and agreements set forth in Sections 9.08 through 9.10, inclusive and any other provisions of this Agreement deemed appropriate by the Lead Arranger and the Borrower.

                  8.09 Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, security agreement, loan agreement or credit agreement and each other material agreement, contract or instrument by which it or any Real Property is bound, except such non-performances as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  8.10 Payment of Taxes. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 9.01(i); provided, that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

                  8.11 Additional Security; Further Assurances. (a) On the Effective Date and thereafter, at the reasonable request from time to time by the Lead Arranger, the Borrower will, and will cause each of the Subsidiary Guarantors to, grant to the Collateral Agent security interests in such assets and properties (other than Real Property) of the Borrower and such Subsidiary Guarantors, which assets and property are of the kind that are the subject of the Pledge Agreement and/or the Security Agreement and which are not covered by the original Security Documents (collectively, the "Additional Security Documents"). All such security interests shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Lead Arranger and shall constitute valid and enforceable perfected security interests superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

                  (b) On the Effective Date and thereafter, the Borrower will, and will cause each of the Subsidiary Guarantors to, at the expense of the Borrower, take such further reasonable steps relating to the collateral covered by any of the Security Documents as the Lead Arranger or the Collateral Agent may reasonably require which are necessary to maintain the liens and security interest pursuant to the Security Documents. Furthermore, the Borrower will cause to be delivered to the Collateral Agent such opinions of counsel and other related documents as may be reasonably requested by the Lead Arranger to assure itself that this Section 8.11 has been complied with.

                  (c) The Borrower agrees that each action required above by this Section 8.11 shall be completed within 90 days after such action is either requested to be taken by the Lead Arranger or the Collateral Agent; provided that (x) in no event will the Borrower be required to take any action, other than using its best efforts, to obtain consents from third parties with respect to its compliance with this Section 8.11 and (y) the Borrower shall not be deemed to be in default under its obligations under this clause (c) to the extent that any action is not completed within the time required hereunder solely by reason of the failure of a third Person to take such actions provided that the Borrower has utilized, and continues to utilize, its best efforts to cause such third Person to take such action.

                  8.12 Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Lead Arranger does not within 30 days after a request in writing from the Lead Arranger or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the Lead Arranger and the Borrower, with respect to any Foreign Subsidiary of the Borrower which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement and (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiaries Guaranty, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to a United States shareholder for Federal income tax purposes, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary (to the extent that same is a Wholly-Owned Foreign Subsidiary) will execute and deliver the Security Agreement (or another security agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary (to the extent that same is a Wholly-Owned Foreign Subsidiary) will execute and deliver the Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into such Security Agreement or Subsidiaries Guaranty is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.12 to be in form and substance reasonably satisfactory to the Lead Arranger.

                  8.13 Hotel Property Management. The Borrower will take, and will cause each of its Subsidiaries to take, all action necessary so that each Hotel Property owned or leased by a Subsidiary of the Borrower is managed by either the Subsidiary Guarantor owning such Hotel Property or another Wholly-Owned Subsidiary of the Borrower, provided that such Hotel Property may be managed by a Person other than such owner or such Wholly-Owned Subsidiary of the Borrower so long as (i) such manager is a Permitted Facility Manager and
(ii) such Permitted Facility Manager executes and delivers a Hotel Property Management Agreement and Manager Subordination Agreement.

                  8.14 Maintenance of Corporate Separateness. (a) The Borrower will, and will cause each of its Unrestricted Subsidiaries to, satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of corporate offices and records. Neither the Borrower nor any of its Subsidiaries will make any payment to a creditor of any Unrestricted Subsidiary in respect of any liability of any Unrestricted Subsidiary, and no bank account of any Unrestricted Subsidiary shall be commingled with any bank account of the Borrower or any of its Subsidiaries. Any financial statements distributed to any creditors of any Unrestricted Subsidiary shall clearly establish or indicate the corporate separateness of such Unrestricted Subsidiary from the Borrower and its Subsidiaries. Finally, neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of the Borrower or any of its Subsidiaries or Unrestricted Subsidiaries being ignored, or in the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of any other such Person or any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

                  (b) All Hotel Properties owned by a Subsidiary shall be owned by a Wholly-Owned Subsidiary of the Borrower which is a Foreign Subsidiary or by a Subsidiary Guarantor. The Borrower shall not directly own any Hotel Property. All Hotel Properties owned by a Subsidiary which are located in the United States will be owned by a Subsidiary Guarantor which is organized under the laws of a state in the United States.

                  SECTION 9. Negative Covenants. The Borrower covenants and agrees that on and after the Effective Date and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  9.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any Subsidiary of the Borrower), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following Liens (collectively, "Permitted Liens"):

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule VIII, but only to the respective date, if any, set forth in such Schedule VIII for the removal and termination of any such Liens, but no renewals or extensions of such Liens shall be permitted;

                  (iv) Permitted Encumbrances;

                  (v) Liens created pursuant to the Security Documents;

                  (vi) leases or subleases granted to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries or the interest of a ground lessor arising by operation of law in real property interests located on the property subject to such ground lease;

                  (vii) Liens upon assets subject to Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 9.04(iii), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Borrower or any of the Borrower's Subsidiaries;

                  (viii) Liens placed upon equipment or machinery used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that
         (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) is permitted by
         Section 9.04(iii) and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Borrower or such Subsidiary;

                  (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                  (x) Liens arising from precautionary UCC financing statement filings in respect of operating leases;

                  (xi) statutory and common law landlords' liens under leases to which the Borrower or any of its Subsidiaries is a party;

                  (xii) Liens (other than Liens created or imposed under ERISA) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), provided that the aggregate outstanding amount of obligations secured by Liens permitted by this clause (xii) (and the value of all cash and property encumbered by Liens permitted pursuant to this clause (xii)) shall not at any time exceed $20,000,000;

                  (xiii) Liens arising out of judgments or awards in respect of which the Borrower or any of the Borrower's Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of all such judgments or awards does not exceed $20,000,000 at any time outstanding;

                  (xiv) Liens on property or assets acquired pursuant to a Hotel Property acquisition effected pursuant to Section 9.02(viii), or on property or assets of a Subsidiary of the Borrower in existence at the time such property or assets are acquired pursuant to such Hotel Property acquisition, provided that (i) all Indebtedness secured by such Liens is permitted to exist under Section 9.04(ix) and
         (ii) such Liens are not incurred in connection with or in anticipation of such Hotel Property acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

                  (xv) Liens upon cash and Cash Equivalents not exceeding $20,000,000 at any one time to secure Indebtedness in respect of any letters of credit issued pursuant to Section 9.04(x); and

                  (xvi) additional Liens incurred by the Borrower and its Subsidiaries so long as the aggregate amount of the Indebtedness and other obligations secured thereby do not exceed $50,000,000.

                  9.02 Consolidation, Merger, Purchase or Sale of Assets, etc. The Borrower will not, and will not permit any of the Borrower's Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that:

                  (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 9.07;

                  (ii) the Borrower and each of its Subsidiaries may in the ordinary course of business, sell or otherwise dispose of equipment and materials which, in the reasonable opinion of such Person, are obsolete, uneconomic or no longer useful in the conduct of such Person's business;

                  (iii) Investments may be made to the extent permitted by
         Section 9.05;

                  (iv) the Borrower and each of its Subsidiaries may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation unless permitted by Section 9.04(iii));

                  (v) the Borrower and each of its Subsidiaries may make sales of inventory in the ordinary course of business;

                  (vi) each of the Borrower and its Subsidiaries may sell other assets (other than less than all of the capital stock of any Subsidiary held by the Borrower and/or its Subsidiaries) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is in an arm's-length transaction and the Borrower or the respective Subsidiary receives at least fair market value therefor (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (iii) at least 75% of the total consideration received by the Borrower or such Subsidiary is cash and is received at the time of the consummation of such sale and (iv) the amount of the proceeds received from the assets sold pursuant to this clause (vi) shall not exceed $35,000,000 in the aggregate for all such sales in any fiscal year of the Borrower;

                  (vii) each of the Borrower and its Subsidiaries may sell other assets (other than less than all of the capital stock of any Subsidiary held by the Borrower and/or its Subsidiaries) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is in an arm's-length transaction and the Borrower or the respective Subsidiary receives at least fair market value therefor (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (iii) at least 75% of the total consideration received by the Borrower or such Subsidiary is cash and is received at the time of the consummation of such sale, (iv) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (vii) shall not exceed $100,000,000 in any fiscal year of the Borrower and
         (v) the Net Sale Proceeds therefrom are either applied as provided in
         Section 4.02(e) or reinvested in assets to the extent permitted by
         Section 4.02(e);

                  (viii) any of the Borrower's Subsidiaries may acquire (for cash or capital stock of the Borrower) or construct assets of the type described in the definition of Hotel Properties contained in Section
         11.01 (including by purchasing the capital stock or other equity interests of any Person or Persons whose assets are all or substantially all of the type described in the definition of Hotel Properties contained in Section 11.01);

                  (ix) the Borrower may transfer assets to a Subsidiary Guarantor, and any Wholly-Owned Subsidiary of the Borrower may merge with and into any Subsidiary Guarantor which is a Wholly-Owned Subsidiary, in each case so long as the respective Subsidiary Guarantor is the surviving corporation of any such merger;

                  (x) each of the Borrower and its Subsidiaries may grant leases or subleases to other Persons not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

                  (xi) each of the Borrower and its Subsidiaries may, in the ordinary course of business, license, as licensor or licensee (or pursuant to franchising arrangements), patents, trademarks, copyrights and know-how to and from third Persons and to and from one another so long as any such license by the Borrower or any other Credit Party in its capacity as licensor is permitted to be assigned pursuant to the Security Agreement (to the extent that the security interest in such patents, trademarks, copyrights and know-how is granted thereunder) and does not otherwise prohibit the granting of a Lien by the Borrower or any other Credit Party pursuant to the Security Agreement in the intellectual property covered by such license;

                  (xii) the Borrower and its Subsidiaries may sell Crosslands Hotel Properties so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) such sale is in an arm's-length transaction and the Borrower receives at least fair market value therefor (as determined in good faith by the Borrower), (iii) at least 75% of the total consideration received by the Borrower or such Subsidiary is cash and is received at the time of the consummation of such sale and (iv) the Net Sale Proceeds therefrom are either applied as provided in Section 4.02(e) or reinvested in assets to the extent permitted by Section 4.02(e); and

                  (xiii) the Borrower and its Subsidiaries may sell Designated Properties so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale is in an arm's-length transaction and the borrower receives at least fair market value therefor (as determined in good faith by the Borrower), (iii) at least 75% of the total consideration received by the Borrower or such Subsidiary is cash and is received at the time of the consummation of each such sale and (iv) the Net Sale proceeds therefrom are either applied as provided in Section 4.02(e) or reinvested in assets to the extent permitted by Section 4.02(e).

To the extent the Required Lenders or all of the Lenders, as the case may be, waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 9.02, such Collateral shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents, and the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                  9.03 Dividends. The Borrower will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that:

                  (i) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or to a Wholly-Owned Subsidiary of the Borrower,

                  (ii) so long as there shall exist no Default under Section
         10.01 or Event of Default (both before and after giving effect to the payment thereof) any non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to its shareholders or partners generally so long as the Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary);

                  (iii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may repurchase its outstanding capital stock, so long as the aggregate amount paid by the Borrower and its Subsidiaries in respect of all such repurchases made after the Effective Date, when added to the aggregate amount of all repurchases of 9.15% Senior Subordinated Notes and 9-7/8% Senior Subordinated Notes, and all repayments and repurchases of Incremental Third Party Debt, made pursuant to Section 9.11(i), does not exceed $100,000,000, provided that the Borrower may make such repurchases pursuant to this clause
         (iii) in excess of such amount to the extent that on the date of any such repurchase in excess of such amount it certifies to the Administrative Agent that such excess amount does not exceed the Retained Excess Cash Flow Amount as then in effect (and such excess repurchase shall constitute a utilization of the Retained Excess Cash Flow Amount as provided in the definition thereof); and

                  (iv) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may pay Dividends in respect of (but not as a repurchase of) its outstanding capital stock so long as the aggregate amount of Dividends paid by the Borrower pursuant to this clause (iv) in any fiscal year of the Borrower does not exceed $20,000,000, provided that the Borrower may pay additional Dividends pursuant to this clause (iv) in excess of such amount to the extent that on the date of any such Dividends in excess of such amount the Borrower certifies to the Administrative Agent that the amount of such excess Dividends does not exceed the Retained Excess Cash Flow Amount as then in effect (and such excess Dividends shall constitute a utilization of the Retained Excess Cash Flow Amount as provided in the definition thereof).

                  9.04 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (ii) Existing Indebtedness to the extent the same is listed on
         Schedule VI, but no refinancings or renewals thereof;

                  (iii) Indebtedness of the Borrower and its Subsidiaries (but not any guarantees thereof by any Subsidiary Guarantor) evidenced by Capitalized Lease Obligations (to the extent permitted pursuant to Section 9.07) and purchase money Indebtedness described in Section 9.01(viii), provided that in no event shall the aggregate principal amount of Capitalized Lease Obligations and purchase money Indebtedness permitted by this clause (iii) exceed $100,000,000 at any time outstanding;

                  (iv) Indebtedness of the Borrower and its Subsidiaries secured by Liens described in Section 9.01(xii) or (xiii) to the extent that such Indebtedness does not constitute Indebtedness of a type described in clause (i), (ii), (iii), (iv) or (v) of the definition of Indebtedness;

                  (v) intercompany Indebtedness among the Borrower and Subsidiaries of the Borrower to the extent permitted by Section 9.05(iv);

                  (vi) Indebtedness of the Borrower under Interest Rate Protection Agreements;

                  (vii) Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency values in connection with the Borrower's or any of its Subsidiaries' ordinary course of business operations so long as management of the Borrower or such Subsidiary, as the case may be, has determined in good faith that the entering into of such Other Hedging Agreements are bona fide hedging activities;

                  (viii) Incremental Third Party Debt so long as (w) the aggregate principal amount thereof does not at any time exceed the remainder of (A) the Permitted Incremental Debt Amount at such time less (B) the sum of the aggregate principal amount of all Incremental Term Loans outstanding at such time plus the aggregate amount of unutilized Incremental Term Loan Commitments at such time, (x) at least three days prior to the incurrence of any Incremental Third Party Debt, the Borrower shall have delivered to the Lead Arranger and the Administrative Agent substantially final drafts of the documents pursuant to which such Incremental Third Party Debt is to be incurred and with any changes thereto made after the initial delivery of such documents to be delivered to the Lead Arranger and the Administrative Agent at least one day prior to the incurrence of such Incremental Third Party Debt, (y) all terms and conditions of all Incremental Third Party Debt and the documentation with respect thereto (including, without limitation, the maturity thereof, the interest rate applicable thereto, the required repayments with respect thereto, the covenants and events of default) shall be in form and substance reasonably satisfactory to the Lead Arranger (it being understood that the terms and conditions of such Incremental Third Party Debt shall be satisfactory to the Lead Arranger if the terms and conditions of such Incremental Third Party Debt are substantially similar to, or no more restrictive on the Borrower than the corresponding terms and conditions of the 9-7/8% Senior Subordinated Notes), and (z) no Default or Event of Default then exists or would result from the incurrence of the respective Incremental Third Party Debt;

                  (ix) Indebtedness of a Subsidiary of the Borrower acquired pursuant to a Hotel Property acquisition, provided that (i) such Indebtedness was not incurred in connection with or in anticipation of such Hotel Property acquisition, (ii) such Indebtedness does not constitute Indebtedness for borrowed money, it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute Indebtedness for borrowed money for purposes of this clause (ix), and (iii) at the time of such Hotel Property acquisition such Indebtedness does not exceed 20% of the total value of the assets of the Subsidiary so acquired; and

                  (x) additional Indebtedness of the Borrower and its Subsidiaries (but not any guarantees thereof by any Subsidiary Guarantors) not to exceed $20,000,000 in aggregate principal amount at any time outstanding.

                  9.05 Advances, Investments and Loans. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms, and the Borrower and its Subsidiaries may own Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

                  (iii) the Borrower may enter into Interest Rate Protection Agreements;

                  (iv) the Borrower and its Subsidiaries may hold and to the extent permitted by Section 9.15 acquire Investments in Subsidiaries of the Borrower and may make additional Investments in such Subsidiaries so long as (i) no more than $10,000,000 in the aggregate for all such Investments made after the Effective Date pursuant to this clause (iv) shall be made in Subsidiaries that are not Subsidiary Guarantors, (ii) each intercompany loan or advance evidenced by a note or other instrument having a principal amount in excess of $2,500,000 shall be pledged to the Collateral Agent pursuant to (and to the extent required by) the Pledge Agreement and (iii) to the extent required by Section 9.15, the equity interests of the Subsidiary in which such Investments are made are pledged to the Collateral Agent pursuant to (and to the extent required by) the Pledge Agreement;

                  (v) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $35,000,000 (although no more than $5,000,000 of such loans and advances made to senior management of the Borrower and its Subsidiaries may at any time be outstanding);

                  (vi) the Borrower and its Subsidiaries may enter into Other Hedging Agreements to the extent permitted by Section 9.04(vii);

                  (vii) the Borrower and its Subsidiaries may receive non-cash consideration in connection with any asset sale permitted by Sections 9.02(vi), (vii), (xii) and (xiii) but only to the extent set forth in such Sections 9.02(vi), (vii), (xii) and (xiii);

                  (viii) the Borrower and its Subsidiaries may acquire Hotel Properties which may consist in whole or in part of stock acquisitions (and otherwise in compliance with this Agreement);

                  (ix) the Borrower and its Subsidiaries may make Investments in Unrestricted Subsidiaries effected through the issuance of the Borrower's common stock; and

                  (x) in addition to Investments permitted by clauses (i) through (ix) above, the Borrower and its Wholly-Owned Subsidiaries may make Investments in Unrestricted Subsidiaries so long as (I) no Default or Event of Default then exists or would result therefrom and (II) the aggregate amount of Investments made pursuant to this clause (x) after the Effective Date does not exceed $50,000,000, provided that Investments in excess of $50,000,000 may be made pursuant to this clause (x) to the extent that, on the date of such excess Investments, the Borrower certifies to the Administrative Agent that the amount of such excess Investments does not exceed the Retained Excess Cash Flow Amount as then in effect (and such excess Investments shall constitute a utilization of the Retained Excess Cash Flow Amount in accordance with the definition thereof). The Investments permitted under clause (ix) above shall not be counted against the limit set forth in this clause (x).

                  9.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with
(x) any Affiliate of the Borrower or any of its Subsidiaries or (y) any Unrestricted Subsidiary, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that notwithstanding the foregoing:

                  (i) Dividends may be paid to the extent provided in Section 9.03;

                  (ii) loans may be made and other transactions may be entered into by and among the Borrower and the Borrower's Subsidiaries to the extent permitted by Section 9.02, 9.04 or 9.05;

                  (iii) customary fees may be paid to non-officer directors of the Borrower; and

                  (iv) Subsidiaries of the Borrower may pay management and similar fees to the Borrower or any Wholly-Owned Subsidiary of the Borrower.

                  9.07 Capital Expenditures. (a) The Borrower will not, and will not permit any of its Subsidiaries to make any Capital Expenditures (other than such Capital Expenditures of the type permitted by clauses (b), (c) and (d) hereof), except that the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed the Permitted CapEx Amount at the time of such Capital Expenditure.

                  (b) In addition to the foregoing, the Borrower and its Subsidiaries may effect construction and acquisitions of Hotel Properties.

                  (c) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a) and (b), the Borrower and its Subsidiaries may make additional Capital Expenditures consisting of the reinvestment of proceeds of Recovery Events not required to be applied as a mandatory repayment (and/or commitment reduction) pursuant to Section 4.02(g).

                  (d) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a), (b) and (c), the Borrower and its Subsidiaries may make additional Capital Expenditures during the period from the Effective Date to March 31, 2005 as part of the construction of its new corporate headquarters (including the furnishing and outfitting thereof) and in an aggregate amount not to exceed $20,000,000.

                  9.08 Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period to be less than 2.50:1.00.

                  9.09 Maximum Consolidated Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period below:

                      Period                                   Ratio
                      ------                                   -----

                  Effective Date to                          4.75:1.00
                  March 30, 2003
                  March 31, 2003                             4.50:1.00
                  and thereafter

                  9.10 Maximum Consolidated Senior Debt Leverage Ratio. The Borrower will not permit the Consolidated Senior Debt Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period below:

                      Period                                   Ratio
                      ------                                   -----

                  Effective Date                              3.75:1.00
                  to March 30, 2004
                  March 31, 2004                              3.50:1.00
                  and thereafter


                  9.11 Limitation on Payments of Certain Indebtedness; Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Agreements; etc. The Borrower will not, and will not permit any of the Borrower's Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any change of control or similar event of, including, in each case without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due, any 9.15% Senior Subordinated Notes, 9-7/8% Senior Subordinated Notes or any Incremental Third Party Debt provided that, so long as no Default or Event of Default then exists or would result therefrom, the Borrower may (A) repurchase outstanding 9.15% Senior Subordinated Notes and outstanding 9-7/8% Senior Subordinated Notes and (B) repay or repurchase Incremental Third Party Debt, so long as the aggregate amount of all such repayments and repurchases made after the Effective Date, when added to the aggregate amount of all Dividends made pursuant to Section 9.03(iii) shall not exceed an amount equal to $100,000,000, provided that the Borrower may make such repurchases in excess of such amount to the extent Borrower certifies to the Administrative Agent on the date of such excess repayments and/or repurchases that the amount of such excess repayments and/or repurchases does not exceed the Retained Excess Cash Flow Amount as then in effect (and such excess repayments and repurchases shall constitute a utilization of the Retained Excess Cash Flow Amount pursuant to the definition thereof);

                  (ii) amend or modify, or permit the amendment or modification of, any provision of (x) the 9.15% Senior Subordinated Notes, the 9-7/8% Senior Subordinated Notes or, in each case, any agreement (including, without limitation, any purchase agreement, indenture or loan agreement) related thereto or (y) any agreement evidencing or relating to any Incremental Third Party Debt (including, without limitation, any purchase agreement, indenture or loan agreement), in the case of clause (x) or (y), other than amendments not adverse to the interests of the Lenders in any material respect provided that a copy of such amendment is delivered to the Lead Arranger at least 5 Business Days prior to the execution thereof by the Borrower;

                  (iii) amend or modify, or permit the amendment or modification of, any provision of any Hotel Property Management Agreement between the Borrower and a Person other than a Subsidiary Guarantor (other than any amendment or modification thereto which would not violate or be inconsistent with any of the terms or provisions of this Agreement and the other Credit Documents and could not be adverse to the interests of the Lenders in any respect) or enter into any new management agreement (other than Hotel Property Management Agreements, if applicable, entered into in connection with the acquisition or construction of new Hotel Properties); or

                  (iv) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws, or any agreement entered into by it, with respect to its capital stock, or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes or any such new agreements which are not materially adverse in any respect to the interests of the Lenders.

                  9.12 Limitation on Certain Restrictions on Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary of the Borrower to
(a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower or (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower, except in each case for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business and (v) customary provisions restricting the transfer of assets subject to Liens permitted under
Section 9.01(vii) or (viii).

                  9.13 Limitation on Issuance of Capital Stock. (a) The Borrower will not issue (i) any preferred stock other than Qualified Preferred Stock or
(ii) any redeemable common stock.

                  (b) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and similar or additional issuances which do not decrease the percentage ownership of the Borrower or any of the Borrower's Subsidiaries in any class of the capital stock of such Subsidiary, (iii) to qualify directors to the extent required by applicable law,
(iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement or (v) issuances of capital stock to the Borrower or a Wholly-Owned Subsidiary provided that such capital stock is pledged to the Collateral Agent pursuant to the Security Documents.

                  9.14 Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which the Borrower and its Subsidiaries are engaged on the Effective Date and reasonable extensions thereof and other businesses reasonably related thereto.

                  9.15 Limitation on Creation of Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to establish, create or acquire after the Effective Date any Subsidiary, provided that the Borrower and its Wholly-Owned Subsidiaries shall be permitted to (i) establish or create one or more Wholly-Owned Subsidiaries so long as within a reasonable time from such establishment or creation (x) the equity interests of such new Wholly-Owned Subsidiary that is owned by any Credit Party is pledged pursuant to, and to the extent required by, the Pledge Agreement and the certificates representing such equity interests, together with endorsements for the transfer thereof duly executed in blank, are delivered to the Collateral Agent for the benefit of the Secured Creditors, (y) such new Wholly-Owned Subsidiary (other than a Wholly-Owned Foreign Subsidiary, except to the extent otherwise required pursuant to Section 8.12) executes a counterpart of the Subsidiaries Guaranty, the Pledge Agreement and the Security Agreement, and (z) such new Wholly-Owned Subsidiary, to the extent requested by the Administrative Agent or the Required Lenders, takes all actions required pursuant to Section 8.11 and (ii) acquire a Person which immediately upon such acquisition will constitute a Subsidiary of the Borrower in connection with the acquisition of a Hotel Property so long as within a reasonable time from such acquisition (x) the equity interests of such Subsidiary that is owned by any Credit Party is pledged pursuant to, and to the extent required by, the Pledge Agreement and the certificates representing such equity interests, together with endorsements for the transfer thereof duly executed in blank, are delivered to the Collateral Agent for the benefit of the Secured Creditors, (y) such Subsidiary (including any such Subsidiary which is a Foreign Subsidiary) executes a counterpart of the Subsidiaries Guaranty, the Pledge Agreement and the Security Agreement, and (z) such Subsidiary, to the extent requested by the Administrative Agent or the Required Lenders, takes all actions required pursuant to Section 8.11. In addition, each such Subsidiary shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such Subsidiary would have had to deliver if such new Wholly-Owned Subsidiary were a Credit Party on the Effective Date.

                  9.16 Representative. The Borrower will not, and will not permit any of its Subsidiaries to, designate any holder of Indebtedness, other than the Lenders or their representative, to deliver blockage notices which the holders of senior debt are permitted to provide under the 9.15% Senior Subordinated Notes, the 9-7/8% Senior Subordinated Notes or any other Indebtedness of the Borrower or any of its Subsidiaries which is subordinated to the Obligations.

                  9.17 Changes To Legal Names; Organizational Identification Numbers, Jurisdiction or Type of Organization. No Credit Party shall change, or permit any change to, its legal name until (i) it shall have given to the Administrative Agent not less than 15 days prior written notice of its intention so to do, clearly describing such new name and providing other information in connection therewith as the Administrative Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Administrative Agent to maintain the security interests of the Administrative Agent in the Collateral intended to be granted pursuant to the Security Documents at all times fully perfected and in full force and effect. In addition, to the extent that any Credit Party does not have an organizational identification number on the date hereof and later obtains one, or if there is any change in the organizational identification number of any Credit Party, the Borrower or such Credit Party shall promptly notify the Administrative Agent of such new or changed organizational identification number and shall take all actions reasonably satisfactory to the Administrative Agent to the extent necessary to maintain the security interests of the Administrative Agent in the Collateral intended to be granted pursuant to the Security Documents fully perfected and in full force and effect. Furthermore, no Credit Party shall change its jurisdiction of organization or its type of organization until (i) it shall have given to the Administrative Agent not less than 15 days prior written notice of its intention so to do, clearly describing such new jurisdiction of organization and/or type of organization and providing such other information in connection therewith as the the Administrative Agent may reasonably request and
(ii) with respect to such new jurisdiction and/or type of organization, it shall have taken all actions reasonably requested by the Administrative Agent to maintain the security interests of the Administrative Agent in the Collateral intended to be granted pursuant to the Security Documents at all times fully perfected and in full force and effect. If at any time Schedule XI hereto is not true and correct (as of the date in question, which may be after the Effective
Date), whether because of changes thereto or as a result of the creation or acquisition of additional Credit Parties, the Borrower shall promptly furnish to the Administrative Agent a true and correct updated Schedule XI, which shall contain the updated information required therein with respect to each Credit Party as of the date of any change thereto.

                  SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any interest on any Loan or Note, any Unpaid Drawing or any Fees or any other amounts owing hereunder or under any other Credit Document; or

                  10.02 Representations, etc. Any representation or warranty made by any Credit Party herein or in any other Credit Document or in any certificate delivered to the Lead Arranger, the Administrative Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than as provided in Sections 10.01 and 10.02) and such default shall continue unremedied for a period of 45 days after written notice to the Borrower by the Administrative Agent or the Required Lenders; or

                  10.04 Default Under Other Agreements. (i) The Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace or cure, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment (including, without limitation, by reason of the occurrence of a change of control or other similar event), prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under clauses (i) or (ii) of this Section 10.04 unless the aggregate outstanding principal amount of all Indebtedness as described in such clauses (i) and (ii) is at least $20,000,000; or

                  10.05 Bankruptcy, etc. The Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) and the petition is not controverted within 15 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) or the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary), or there is commenced against the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries (other than an Immaterial Subsidiary) for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien on, the granting of a security interest by, or a liability or a material risk of incurring a liability by, the Borrower, a Subsidiary of the Borrower or an ERISA Affiliate; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a material adverse effect upon the business, operations, condition (financial or otherwise) or prospects of the Borrower or any Subsidiary of the Borrower; or

                  10.07 Security Documents. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (except as permitted by Section 9.01), provided that it shall not be a Default or Event of Default under this Section 10.07 unless the value of the Collateral adversely affected thereby exceeds $1,000,000 in the aggregate; or

                  10.08 Subsidiaries Guaranty. At any time after the execution and delivery thereof, the Subsidiaries Guaranty or any provision thereof shall cease to be in full force or effect as to any Subsidiary Guarantor (other than a Subsidiary Guarantor which is an Immaterial Subsidiary), or any Subsidiary Guarantor (other than a Subsidiary Guarantor which is an Immaterial Subsidiary) or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under the Subsidiaries Guaranty or any Subsidiary Guarantor shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to the Subsidiaries Guaranty; or

                  10.09 Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or not fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments exceeds $20,000,000; or

                  10.10 Manager Subordination Agreements. Any Manager Subordination Agreement (to the extent executed and delivered as required under Section 8.13) or any provision thereof shall cease to be a legal, valid and binding obligation enforceable against any party to such Manager Subordination Agreement, or any party to a Manager Subordination Agreement (other than the Administrative Agent) or any Person acting by or on behalf of any such party shall deny or disaffirm such party's obligations under any such Manager Subordination Agreement, or any such party shall default in the due performance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Manager Subordination Agreement, in each case so long as such event, act or condition would either individually or in the aggregate have a material adverse effect in the interests of the Lenders; or

                  10.11  Change of Control.  A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided, that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon all of the Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; and (vi) apply any cash collateral held by the Administrative Agent pursuant to Section 4.02 to the repayment of the Obligations.

                  SECTION 11. Definitions and Accounting Terms.

                  11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "A Maturity Date" shall mean July 24, 2007.

         "A Term Loans" shall mean each of the A-1 Term Loans, the A-2 Term Loans and the A-3 Term Loans.

         "A-1 Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "A-1 Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10.

         "A-1 Term Loans" shall have the meaning provided in Section 1.01(a).

         "A-1 Term Notes" shall have the meaning provided in Section 1.05(a).

         "A-2 Term Loan Borrowing Date" shall mean each date on which a Borrowing of A-2 Term Loans is incurred pursuant to Section 1.01(b), provided that in no event shall any Borrowing of A-2 Term Loans be incurred after the A-2 Term Loan Commitment Termination Date.

         "A-2 Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "A-2 Term Loan Commitment", as the same may be (i) reduced pursuant to Sections 3.02 and 3.03(c) and (ii) terminated pursuant to Section 3.03 and/or 10.

         "A-2 Term Loan Commitment Commission" shall have the meaning provided in Section 3.01(a).

         "A-2 Term Loan Commitment Termination Date" shall mean October 24,
2001.

         "A-2 Term Loans" shall have the meaning provided in Section 1.01(b).

         "A-2 Term Notes" shall have the meaning provided in Section 1.05(a).

         "A-3 Term Loan Borrowing Date" shall mean each day on which a Borrowing of A-3 Term Loans is incurred pursuant to Section 1.01(c), provided that in no event shall any Borrowing of any A-3 Term Loans be incurred (i) before the A-2 Term Loan Commitment Termination Date (or such earlier date as when the A-2 Term Loan Commitment shall have been terminated or reduced to zero) or (ii) after the A-3 Term Loan Commitment Termination Date.

         "A-3 Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "A-3 Term Loan Commitment", as the same may be (i) reduced pursuant to Sections 3.02 and 3.03(d) and (ii) terminated pursuant to Section 3.03 and/or 10.

         "A-3 Term Loan Commitment Commission" shall have the meaning provided in Section 3.01(b).

         "A-3 Term Loan Commitment Termination Date" shall mean January 24,
2002.

         "A-3 Term Loans" shall have the meaning provided in Section 1.01(c).

         "A-3 Term Notes" shall have the meaning provided in Section 1.05(a).

         "Additional Security Documents" shall have the meaning provided in
Section 8.11(a).

         "Adjusted Consolidated Net Income" shall mean, for any period, Consolidated Net Income of the Borrower and its Subsidiaries for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense, non-cash interest expense) and net non-cash losses which were included in arriving at Consolidated Net Income for such period less the sum of the amount of all net non-cash gains and gains from the sale of assets (other than sales of inventory in the ordinary course of business) which were included in arriving at Consolidated Net Income for such period.

         "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities at such time.

         "Administrative Agent" shall mean IBJ in its capacity as Administrative Agent (including in its capacity as Collateral Agent) for the Lenders hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.

         "Affiliate" shall mean, with respect to any Person, any other Person
(i) directly or indirectly controlling (including, but not limited to, all directors, officers and partners of such Person) controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" shall mean the Lead Arranger, the Administrative Agent and each Co-Syndication Agent.

         "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed, refinanced or replaced from time to time.

         "Applicable Margin" shall mean (i) in the case of Swingline Loans, 1.25%, (ii) in the case of A Term Loans and Revolving Loans (A) maintained as Base Rate Loans, 1.25% and (B) maintained as Eurodollar Loans, 2.25%, (iii) in the case of B Term Loans (A) maintained as Base Rate Loans, 1.75% and (B) maintained as Eurodollar Loans, 2.75% and (iv) in the case of Incremental Term Loans incurred under a particular Tranche, the respective Applicable Margins for each Type of such Tranche of Loans as set forth in the applicable Incremental Term Loan Commitment Agreement, provided that all Incremental Term Loans of a particular Tranche shall have the same Applicable Margins for each type of such Tranche of Incremental Term Loans.

         "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

         "Authorized Officer" of any Credit Party shall mean any of the President, the Chief Financial Officer or any Vice-President of such Credit Party or any other officer of such Credit Party which is designated in writing to the Administrative Agent by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

         "B Maturity Date" shall mean January 15, 2008.

         "B Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "B Term Loan Commitment", as the same may be terminated pursuant to
Section 3.03 and/or 10.

         "B Term Loans" shall have the meaning provided in Section 1.01(d).

         "B Term Notes" shall have the meaning provided in Section 1.05(a).

         "Bankruptcy Code" shall have the meaning provided in Section 10.05.

         "Base Rate" at any time shall mean the higher of (i) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (ii) the Prime Lending Rate.

         "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each other Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

         "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

         "Borrowing" shall mean the borrowing of one Type of Loan from all the Lenders (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York, New York a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

         "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person (other than with respect to any Investment) which should be capitalized in accordance with generally accepted accounting principles, and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person, provided that Capital Expenditures shall not include financing costs required to be capitalized.

         "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

         "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) Dollar denominated time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from S&P or "A2" or the equivalent thereof from Moody's with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's and in each case maturing not more than six months after the date of acquisition by such Person, (v) other Dollar denominated securities issued by any Person incorporated in the United States rated at least "A-" or the equivalent by S&P or at least "A3" or the equivalent by Moody's and in each case either (x) maturing not more than 90 days after the date of acquisition by such Person or
(y) which are subject to a repricing arrangement (such as a Dutch auction) not more than 90 days after the date of acquisition by such Person which such Person believes in good faith will permit such Person to sell such security at par in connection with such repricing mechanism and (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C.A. ss. 9601 et seq.

         "Change of Control" shall mean (i) any Person or "group" (within the meaning of Rules 13d-3 or 13d-5 under the Exchange Act (as in effect on the Effective Date)), other than the Permitted Holders, shall (A) have acquired beneficial ownership of 35% or more on a fully diluted basis of the voting and/or economic interest in the Borrower's capital stock or (B) have obtained the power (whether or not exercised) to elect a majority of the Borrowers' directors or (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors.

         "Claims" shall have the meaning provided in the definition of "Environmental Claims."

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provision of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "Collateral" shall mean all property with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral and all Security Agreement Collateral.

         "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

         "Collective Bargaining Agreements" shall have the meaning provided in
Section 5.05.

         "Commitment" shall mean any of the commitments of any Lender, i.e., whether the A-1 Term Loan Commitment, A-2 Term Loan Commitment, A-3 Term Loan Commitment, B Term Loan Commitment, any Incremental Term Loan Commitment or the Revolving Loan Commitment.

         "Commitment Commission" shall mean the A-2 Term Loan Commitment Commission, the A-3 Term Loan Commitment Commission, the Revolving Loan Commitment Commission and any commitment commission payable pursuant to Section 3.01(d).

         "Company" shall mean any corporation, limited liability company, partnership or other business entity (or adjectival form thereof, where appropriate).

         "Consolidated Current Assets" shall mean, at any time, the amounts that would be classified as consolidated current assets of the Borrower and its Subsidiaries in accordance with GAAP in a classified balance sheet.

         "Consolidated Current Liabilities" shall mean, at any time, the amounts that would be classified as consolidated current liabilities of the Borrower and its Subsidiaries at such time in accordance with GAAP in a classified balance sheet, but excluding the current portion of any

Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein.

         "Consolidated Debt" shall mean, at any time, the principal amount of all Indebtedness of the Borrower and its Subsidiaries at such time (including any Indebtedness incurred at such time).

         "Consolidated EBIT" shall mean, for any period, Consolidated Net Income of the Borrower and its Subsidiaries before Consolidated Interest Expense and provision for income taxes for such period and without giving effect to (u) the cumulative effects of changes in accounting principles, (v) non-recurring expenses incurred during such period in connection with the Borrower relocating its corporate headquarters to the extent same do not exceed $10,000,000 in the aggregate, (w) any non-cash write-ups and non-cash write-downs during such period resulting from the marking to market of any Interest Rate Protection Agreements or Other Hedging Agreements, (x) non-cash write-offs of amortization of deferred financing costs, during such period, (y) any extraordinary gains or losses during such period and (z) any gains or losses from sales of assets during such period other than from sales of inventory sold in the ordinary course of business.

         "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period.

         "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA for such period to Consolidated Interest Expense for such period.

         "Consolidated Interest Expense" shall mean, for any period, the total consolidated cash interest expense reduced by cash interest income and other investment earnings earned on Cash Equivalents of the Borrower and its Subsidiaries, in each case, for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Borrower and its Subsidiaries representing the interest factor for such period, but excluding the amortization of any deferred financing costs.

         "Consolidated Leverage Ratio" shall mean, at any time, the ratio of Consolidated Debt at such time to Consolidated EBITDA for the then most recently ended Test Period.

         "Consolidated Net Income" shall mean, for any Person and period, the net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis, provided that (A) in determining Consolidated Net Income of the Borrower, (i) the net income of any other Person which is not a Subsidiary of the Borrower or a Subsidiary thereof or is accounted for by the Borrower or a Subsidiary thereof by the equity method of accounting shall be included only to the extent of the payment of dividends or distributions by such other Person to the Borrower or a Subsidiary thereof during such period, (ii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (iii) to the extent Consolidated Net Income reflects amounts attributable to minority interests in

Subsidiaries that are not Wholly-Owned Subsidiaries of the Borrower, Consolidated Net Income shall be reduced by the amounts attributable to such minority interests and (B) in determining Consolidated Net Income of the Borrower for any Test Period for the purposes of determining Consolidated Leverage Ratio and Consolidated Senior Debt Leverage Ratio, (i) if during such Test Period the Borrower or any Subsidiaries shall have consummated any Material Acquisition, Consolidated Net Income for such Test Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition had occurred on the first day of such Test Period, (ii) if at any time during such Test Period the Borrower or any of its Subsidiaries shall have consummated any Material Disposition, Consolidated Net Income for such Test Period shall be reduced by an amount equal to the Consolidated Net Income (if positive) attributable to the Hotel Property which is the subject of such Material Disposition for such period and (iii) pro forma calculations of Consolidated Net Income shall give effect to anticipated cost savings to the extent such cost savings for the relevant period are directly attributable to the respective acquisition, are permitted by Regulation S-X under the Securities Act and are demonstrated in writing by the Borrower (with supporting calculations) to the Administrative Agent at the time of the relevant acquisition.

         "Consolidated Senior Debt" at any time shall mean Consolidated Debt on such date, adjusted by excluding therefrom the amount of (i) the 9.15% Senior Subordinated Notes, (ii) the 9-7/8% Senior Subordinated Notes and (iii) all other subordinated debt incurred pursuant to Section 9.04(viii), in each case reflected in Consolidated Debt on such date.

         "Consolidated Senior Debt Leverage Ratio" shall mean, at any time, the ratio of Consolidated Senior Debt at such time to Consolidated EBITDA for the then most recently ended Test Period.

         "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee (including, without limitation, as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner) any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Continuing Directors" shall mean the directors of the Borrower on the Effective Date and each other director if such other director's nomination for election or appointment to the Board of Directors of the Borrower is recommended or approved by a majority of the then Continuing Directors or is recommended or approved by a committee of the Board of Directors a majority of which is composed of the then Continuing Directors.

         "Co-Syndication Agent" shall have the meaning provided in the first paragraph hereof.

         "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Incremental Term Loan Commitment Agreement, the Subsidiary Guaranty, each Security Document and each Manager Subordination Agreement.

         "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit but shall not include the commencement of a new Interest Period applicable to a Borrowing of Eurodollar Loans upon the expiration of the Interest Period applicable thereto or the conversion of Loans of one Type into Loans of the other Type, provided that, in any such case, the aggregate outstanding principal amount of Loans is not increased as a result thereof.

         "Credit Party" shall mean the Borrower and each Subsidiary Guarantor.

         "Crossland Hotel Properties" shall mean those extended stay hotels operated by the Borrower or any of its Subsidiaries under the Crossland Economy Studios(R) brand.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

         "Designated Properties" shall mean each of the properties set forth on
Schedule IX hereto.

         "Dividends" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders or partners or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person and, in the case of the Borrower, other than additional shares of Qualified Preferred Stock) or cash to its stockholders or partners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock or any partnership interests outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or partnership interest), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any partnership interests of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or partnership interest). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments (other than as excluded above) made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

         "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

         "Domestic Subsidiary" shall mean each Subsidiary of the Borrower incorporated or organized in the United States or any State thereof.

         "Drawing" shall have the meaning provided in Section 2.05(b).

         "Effective Date" shall have the meaning provided in Section 13.10.

         "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act).

         "Employee Benefit Plans" shall have the meaning provided in Section
5.05.

         "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, formal demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such law (hereafter "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, written guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C.A.ss. 2601 et seq., the Toxic Substances Control Act, 15 U.S.C.ss. 2601 et seq.; the Clean Air Act, 42 U.S.C.A.ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C.A.ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C.A.ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C.A.ss. 11001 et seq., the Hazardous Material Transportation Act, 49 U.S.C.A.ss.1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C.A.ss. 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c),
(m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

         "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

         "Eurodollar Rate" shall mean for any Interest Determination Date with respect to an Interest Period for a Eurodollar Loan, the rate per annum obtained by dividing (i)(a) per annum rate for deposits in Dollars for a period corresponding to the duration of the relevant Interest Period which appears on Telerate Page 3750 at approximately 11:00 a.m. (London time) on such Interest Determination Date or (b) if such rate does not appear on Telerate Page 3750 on such Interest Determination Date, per annum rate (rounded upward to the nearest 1/16 of one percent) at which deposits in Dollars are offered by Administrative Agent to first-class banks in the London interbank market, in the approximate amount of Administrative Agent's relevant Eurodollar Loan and having a maturity approximately equal to such Interest Period, at approximately 11:00 a.m. (London time) on such Interest Determination Date by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D). The Eurodollar Rate shall be rounded to the next higher multiple of 1/100 of 1% if the rate is not such a multiple. The reference to Telerate Page 3750 in this definition shall be construed to be a reference to the relevant page or any other page that may replace such page on the Telerate service or any other service that may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for deposits in Dollars.

         "Event of Default" shall have the meaning provided in Section 10.

         "Excess Cash Flow" shall mean, for any period, the remainder of (i) the sum of (a) Adjusted Consolidated Net Income for such period and (b) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (ii) the sum of (a) the amount of all Capital Expenditures made by the Borrower and its Subsidiaries pursuant to Sections 9.07(a), (b) and (d) during such period, (b) the aggregate principal amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b) or
(y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment in an equal amount)) during such period, (c) the aggregate amount of Dividends made pursuant to Section 9.03(iii) and 9.03(iv) during such period (other than any such Dividends to the extent financed with equity proceeds, asset sale proceeds or Indebtedness),

(d) the aggregate amount of repurchases of 9.15% Senior Subordinated Notes and 9-7/8% Senior Subordinated Notes, and repayments or repurchases of Incremental Third Party Debt, in each case made pursuant to Section 9.14(i) during such period (other than any such repayments or repurchases to the extent financed with equity proceeds, asset sale proceeds or Indebtedness) and (e) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period.

         "Excess Cash Payment Date" shall mean the date occurring 100 days after the last day of each fiscal year of the Borrower (beginning with its fiscal year ending December 31, 2001).

         "Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Excluded Taxes" shall have the meaning provided in Section 4.04(a).

         "Existing Credit Agreement" shall mean the Credit Agreement, dated as of September 26, 1997 and amended and restated as of March 10, 1998 and further amended and restated as of June 7, 2000, and as further amended to the Effective Date, among the Borrower, the banks signatory thereto, MSSF, as Sole Book Runner and Sole Lead Arranger and The Industrial Bank of Japan, Limited, as Administrative Agent.

         "Existing Indebtedness" shall have the meaning provided in Section
7.22.

         "Existing Indebtedness Agreements" shall have the meaning provided in
Section 5.05.

         "Existing Letters of Credit" shall have the meaning provided in Section 2.01(a).

         "Facility Manager" shall mean each manager under a Hotel Property Management Agreement of a Hotel Property owned or leased by the Borrower or any Subsidiary Guarantor.

         "Facing Fee" shall have the meaning provided in Section 3.01(f).

         "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

         "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

         "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

         "Foreign Subsidiary" shall mean each Subsidiary of the Borrower other than a Domestic Subsidiary.

         "GAAP" shall have the meaning provided in Section 13.07(a).

         "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any governmental authority.

         "Hotel Property" shall mean each hotel owned or leased directly by the Borrower or any of its Subsidiaries (including the furniture, fixture and equipment thereon), provided that the term "Hotel Property" shall not include any casino or gaming hotel or any hotel owned or leased by an Unrestricted Subsidiary.

         "Hotel Property Management Agreement" shall mean an agreement, in form and substance reasonably satisfactory to the Lead Arranger, with respect to the management of a Hotel Property.

         "IBJ" shall mean The Industrial Bank of Japan, Limited, in its individual capacity.

         "Immaterial Subsidiary" shall mean any Subsidiary of the Borrower that does not have assets with a fair market value or book value in excess of $1,500,000 and has not had revenues in excess of $1,500,000 for the Test Period then most recently ended and whose obligations are non-recourse to the Borrower or any other Subsidiary of the Borrower that is not an Immaterial Subsidiary, provided that (x) a Subsidiary shall not be considered to be an Immaterial Subsidiary for purposes of Sections 10.05 and 10.08 if more than 15 other Subsidiaries are affected by the events, acts or conditions described in Sections 10.05 and 10.08 and (y) the net income of Hotel Properties of Immaterial Subsidiaries affected by the events, acts or conditions described in Sections 10.05 and 10.08 shall not be included in the determination of Consolidated Net Income.

         "Incremental Term Loan" shall have the meaning provided in Section 1.01(e).

         "Incremental Term Loan Borrowing Date" shall mean each date on which a Borrowing (or Borrowings) of Incremental Term Loans are incurred pursuant to
Section 1.01(e).

         "Incremental Term Loan Commitment" shall mean, for each Incremental Term Loan Lender, the commitment of such Incremental Term Loan Lender to make Incremental Term Loans pursuant to Section 1.01(e) on a given Incremental Term Loan Borrowing Date, as such commitment (x) is set forth in the respective Incremental Term Loan Commitment Agreement delivered pursuant to Section 1.14(b) and (y) may be terminated pursuant to Sections 3.03 and/or 10.

         "Incremental Term Loan Commitment Agreement" shall mean an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit C (appropriately completed and with such modifications as may be acceptable to the Lead Arranger).

         "Incremental Term Loan Commitment Termination Date" shall mean the 90th day prior to the Revolving Loan Maturity Date.

         "Incremental Term Loan Lender" shall have the meaning provided in
Section 1.14(b).

         "Incremental Term Loan Maturity Date" shall mean, (i) in the case of any Incremental Term Loans designated as "B Term Loans" in the Incremental Term Loan Agreement relating thereto, the B Maturity Date and (ii) in the case of any other Tranche of Incremental Term Loans, the maturity date for such Tranche of Incremental Term Loans as set forth in the Incremental Term Loan Commitment Agreement relating thereto, provided that the Maturity Date for all Incremental Term Loans of a given Tranche shall be the same date.

         "Incremental Term Note" shall have the meaning provided in Section 1.05(a).

         "Incremental Third Party Debt" shall mean unsecured Indebtedness for borrowed money incurred by the Borrower pursuant to Section 9.04(viii), provided that (i) Incremental Term Loans and Incremental Term Loan Commitments shall not constitute Incremental Third Party Debt and (ii) in no event shall any Incremental Third Party Debt be recourse to any Subsidiary of the Borrower.

         "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person, and (vii) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement or arrangement. Notwithstanding the foregoing, Indebtedness shall not include obligations under (or in respect of) construction contracts (to the extent such obligations do not constitute Indebtedness for borrowed money), trade payables and accrued expenses incurred by any Person in accordance with its customary practices and in the ordinary course of business of such Person.

         "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the Initial Borrowing of Term Loans occurs.

         "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

         "Interest Period" shall have the meaning provided in Section 1.09.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

         "Investment" shall have the meaning provided in Section 9.05.

         "Issuing Lender" shall mean IBJ and any other Lender which at the request of the Borrower and with the consent of the Lead Arranger and the Administrative Agent (which consent shall not be unreasonably withheld) agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 2. The only Issuing Lender on the Effective Date is IBJ.

         "L/C Supportable Obligations" shall mean (i) obligations of the Borrower or any of its Subsidiaries incurred in the ordinary course of business with respect to workers compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries as are otherwise permitted to exist pursuant to (or otherwise not restricted by) the terms of this Agreement.

         "Lead Arranger" shall have the meaning provided in the first paragraph of this Agreement.

         "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under any lease or license of land, improvements and/or fixtures.

         "Lender" shall mean each financial institution listed on Schedule I or
Schedule II, as well as any Person which becomes a "Lender" hereunder pursuant to Section 1.13, 1.14 or 13.04(b).

         "Lender Default" shall mean (i) the refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) in violation of this

Agreement or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01 or Section 2, in case of either clause (i) or (ii) as a result of any takeover or control (including, without limitation, as a result of the occurrence of any event of the type described in Section 10.05 with respect to such Lender) of such Lender by any regulatory authority or agency.

         "Letter of Credit" shall have the meaning provided in Section 2.01(a).

         "Letter of Credit Fee" shall have the meaning provided in Section 3.01(e).

         "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

         "Letter of Credit Request" shall have the meaning provided in Section 2.03(a).

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

         "Loan" shall mean each A-1 Term Loan, each A-2 Term Loan, each A-3 Term Loan, each B Term Loan, each Incremental Term Loan, each Revolving Loan and each Swingline Loan.

         "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations under the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

         "Management Agreements" shall have the meaning provided in Section
5.05.

         "Manager Subordination Agreement" shall mean an agreement, in form and substance reasonably satisfactory to the Lead Arranger, in respect of a Hotel Property whereby, inter alia, the manager thereof subordinates certain of the obligations, owed to it under the respective Hotel Property Management Agreement, to the payment of the Obligations hereunder.

         "Mandatory Borrowing" shall have the meaning provided in Section
1.01(h).

         "Margin Stock" shall have the meaning provided in Regulation U.

         "Material Acquisition" shall mean any acquisition (or series of related acquisitions) of assets of the type described in the definition of Hotel Properties contained in this Section 11.01 (including by purchasing the capital stock or other equity interest of any Person or Persons whose assets are all or substantially of the type described in the definition of Hotel Properties contained in this Section 11.01), the consideration for which paid by the Borrower and its Subsidiaries (valued at the initial principal amount thereof, in the case of non-cash proceeds consisting of notes or other debt securities and valued at the fair market value, in each case of other non-cash proceeds) exceeds $35,000,000.

         "Material Disposition" shall mean any disposition (or series of related dispositions) of Hotel Properties (or the equity of any Person which owns such Hotel Properties) which in yield gross proceeds to the Borrower or any of its Subsidiaries (valued at the initial principal amount thereof, in the case of non-cash proceeds consisting of notes or other debt securities and valued at the fair market value, in the case of other non-cash proceeds) in excess of $35,000,000.

         "Material Leases" shall have the meaning provided in Section 5.05.

         "Maturity Date" shall mean, with respect to any Tranche of Loans, the A Maturity Date, the Revolving Maturity Date, the B Maturity Date, the Swingline Expiry Date or the Incremental Term Loan Maturity Date for such Tranche of Loans, as the case may be.

         "Maximum Swingline Amount" shall mean $20,000,000.

         "Minimum Borrowing Amount" shall mean (i) for Swingline Loans, $250,000 and (ii) for all other Loans, $2,500,000.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "MSSF" shall mean Morgan Stanley Senior Funding, Inc., in its individual capacity.

         "9.15% Senior Subordinated Note Documents" shall mean the 9.15% Senior Subordinated Note Indenture and all other documents executed and delivered with respect to the 9.15% Senior Subordinated Notes and the 9.15% Senior Subordinated
Note Indenture, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         "9.15% Senior Subordinated Note Indenture" shall mean the Indenture, dated as of March 10, 1998, among the Borrower, and Manufacturers and Traders Trust Company, as Trustee, as in effect on the Initial Borrowing Date and as thereafter amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         "9.15% Senior Subordinated Notes" shall mean the Borrower's 9.15% Senior Subordinated Notes due 2008, issued pursuant to the 9.15% Senior Subordinated Note Indenture.

         "9-7/8% Senior Subordinated Note Documents" shall mean the 9-7/8% Senior Subordinated Note Indenture and all other documents executed and delivered with respect to the 9-7/8% Senior Subordinated Notes and the 9-7/8% Senior Subordinated Note Indenture, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         "9-7/8% Senior Subordinated Note Indenture" shall mean the Indenture, dated as of June 27, 2001, among the Borrower, and Manufacturers and Traders Trust Company, as Trustee, as in effect on the Effective Date and as thereafter amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         "9-7/8% Senior Subordinated Notes" shall mean the Borrower's 9-7/8% Senior Subordinated Notes due 2011, issued pursuant to the 9-7/8% Senior Subordinated Note Indenture.

         "NAIC" shall mean the National Association of Insurance Commissioners.

         "Net Debt Proceeds" shall mean, with respect to each incurrence of Indebtedness for borrowed money by any Person, the cash proceeds (net of (i) underwriting discounts and commissions and other reasonable costs associated therewith and (ii) the incremental taxes (if any) paid or payable as a result of such incurrence of Indebtedness for borrowed money) received by such Person from the respective incurrence of such Indebtedness for borrowed money.

         "Net Equity Proceeds" shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, the cash proceeds (net of (i) underwriting discounts and commissions and other reasonable costs associated therewith and (ii) the incremental taxes (if any) paid or payable as a result of such issuance or sale of equity or such capital contribution) received by such Person from the respective sale or issuance of its equity or from the respective capital contribution.

         "Net Insurance Proceeds" shall mean, with respect to any Recovery Event, the cash proceeds (net of reasonable costs and taxes incurred in connection with such Recovery Event) received by the respective Person in connection with the respective Recovery Event.

         "Net Sale Proceeds" shall mean, for any asset sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale of assets, net of the reasonable costs of such sale (including fees and commissions, payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness (other than Indebtedness under the Credit Documents or any Indebtedness owned to the Borrower or a Subsidiary thereof) which is secured by the respective assets which were sold), and the incremental taxes paid or payable as a result of such asset sale.

         "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

         "Note" shall mean each A-1 Term Note, each A-2 Term Note, each A-3 Term Note, each B Term Note, each Incremental Term Loan Note, each Revolving Note and the Swingline Note.

         "Notice of Borrowing" shall have the meaning provided in Section
1.03(a).

         "Notice of Conversion" shall have the meaning provided in Section 1.06.

         "Notice Office" shall mean the office of the Administrative Agent located at 600 East Las Colinas Blvd., Suite 1300, 13th Floor, Irving, TX 75309,
Attention: Kevin Miles or Monica

Stevens, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

         "Obligations" shall mean all amounts owing to any Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

         "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

         "Participant" shall have the meaning provided in Section 2.04(a).

         "Payment Office" shall mean the office of the Administrative Agent located at 600 East Las Colinas Blvd., Suite 1300, 13th Floor, Irving, TX 75309,
Attention: Kevin Miles or Monica Stevens, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

         "Permitted CapEx Amount" shall mean, on any date of the determination thereof, an amount equal to the remainder of (i) the sum of $75,000,000 plus 5% of the aggregate gross revenues from Hotel Properties owned or leased by the Borrower or any of its Wholly-Owned Subsidiaries for the period from the Effective Date to such date of determination less (ii) the amount theretofore expended by the Borrower and its Subsidiaries to make Capital Expenditures pursuant to Section 9.07(a) during such period.

         "Permitted Encumbrances" shall mean, with respect to any Real Property, such exceptions to title (i) which, individually or in the aggregate, do not materially detract from the value of such Real Property or (ii) are otherwise acceptable to the Lead Arranger in its reasonable discretion.

         "Permitted Facility Manager" shall mean, with respect to each Hotel Property owned or leased by a Subsidiary of Borrower, a Wholly-Owned Subsidiary of the Borrower or another hotel management company in good standing.

         "Permitted Holders" shall mean the directors of the Borrower on the Effective Date, their spouses and any one or more of their lineal descendants and their spouses or any trust which has been created solely for the benefit of any such Person or any corporation, partnership or other entity controlled by any such Person.

         "Permitted Incremental Debt Amount" shall mean, on any date of determination, an amount equal to the sum of (i) $700,000,000 plus (ii) 50% of the Net Equity Proceeds received by the Borrower from issuances of its common equity after the Effective Date and on or prior to such date, plus (iii) 33% of the Net Debt Proceeds received by the Borrower from any issuance of any Qualified Convertible Subordinated Notes after the Effective Date and on or prior to such date.

         "Permitted Liens" shall have the meaning provided in Section 9.01.

         "Person" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Pledge Agreement" shall have the meaning provided in Section 5.07.

         "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

         "Pledgee" shall have the meaning provided in the Pledge Agreement.

         "Prime Lending Rate" shall mean the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

         "Projections" shall mean the financial assumptions and projections prepared by the Borrower, dated June 2001 and delivered to Administrative Agent and the Lenders prior to the Initial Borrowing Date.

         "Qualified Convertible Subordinated Notes" shall mean Incremental Third Party Debt which (i) is subordinated to the Obligations in a manner satisfactory to the Lead Arranger (it being understood that the subordination provisions in the 9-7/8% Senior Subordinated Notes are satisfactory to the Lead Arranger, (ii) convertible into common equity of the Borrower, (iii) bears interest (after giving effect to any original issue discount) at a rate per annum not to exceed 7.50% and (iv) matures not less than one year after the latest Maturity Date in respect of Term Loans outstanding at the time of the issuance of any such Qualified Convertible Subordinated Notes.

         "Qualified Preferred Stock" shall mean any preferred stock of the Borrower so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before the latest Maturity Date in respect of Term Loans outstanding at the time of the issuance of any such Qualified Preferred Stock, (ii) do not require the cash payment of dividends prior to the latest Maturity Date in respect of Term Loans outstanding at the time of the issuance of any such Qualified Preferred Stock (provided that the terms of Qualified Preferred Stock shall provide that the payment of such Dividends are otherwise subject to the provisions set forth in this Agreement, as same may be amended, modified, replaced or refinanced from time to time), (iii) do not contain any covenants that are more restrictive in any material respect than those covenants contained in any indenture in respect of subordinated Incremental Third Party Indebtedness, (iv) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the Borrower, liquidations involving the Borrower or amendments to any of the covenants set forth therein, and (v) as otherwise reasonably satisfactory to the Lead Arranger.

         "Quarterly Payment Date" shall mean the last Business Day of each September, December, March and June occurring after the Effective Date.

         "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq.

         "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

         "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 8.03.

         "Refinancing" shall mean the repayment of all outstanding loans and all other obligations (and the termination of all commitments) under the Existing Credit Agreement as described in Section 5.06.

         "Register" shall have the meaning provided in Section 13.16.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Related Business" shall mean the business of developing, owning and operating lodging facilities, conducted by the Borrower and its Subsidiaries (or, if the reference is to an Unrestricted Subsidiary, by such Unrestricted Subsidiary) and any and all related businesses in support of and ancillary to or reasonably related to such business of developing, owning and operating lodging facilities.

         "Related Fund" shall mean, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Release" shall have the meaning provided such term in CERCLA.

         "Relevant Incremental Term Loan Commitment Percentage" shall mean, with respect to any mandatory reduction of any Incremental Term Loan Commitment of any Tranche at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate amount of Incremental Term Loan Commitments of such Tranche at such time and the denominator of which is equal to the aggregate amount of all Incremental Term Loan Commitments of all Tranches at such time.

         "Relevant Term Loan Percentage" shall mean, with respect to any voluntary prepayment or mandatory repayment of a particular Tranche of Term Loans at any time, a fraction (expressed as a percentage), the numerator of which is equal to the aggregate outstanding principal amount of Term Loans of such Tranche at such time and the denominator of which is equal to the aggregate outstanding principal amount of all Term Loans at such time.

         "Replaced Lender" shall have the meaning provided in Section 1.13.

         "Replacement Lender" shall have the meaning provided in Section 1.13.

         "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

         "Required Lenders" shall mean Non-Defaulting Lenders, the sum of whose outstanding Term Loans (and Term Loan Commitments, if any) and Revolving Loan Commitments (or after the termination of the Revolving Loan Commitments, outstanding Revolving Loans and RL Percentage of Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans (or Term Loan Commitments, if any) of Non-Defaulting Lenders and the Total Revolving Loan Commitment (or after the termination of the Total Revolving Loan Commitment, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate RL Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

         "Retained Excess Cash Flow Amount" shall initially mean $0, provided that (u) on each Excess Cash Payment Date where Excess Cash Flow for the relevant Excess Cash Payment Period is in excess of $30,000,000, the Retained Excess Cash Flow Amount shall be increased (so long as any required repayments of Loans and/or reductions of Commitments are made as required by Section 4.02(f)) by an amount equal to that portion of Excess Cash Flow in excess of $30,000,000 for the relevant Excess Cash Payment Period which is permitted to be retained by the Borrower pursuant to the provisions of Section 4.02(f), (v) on the date the Borrower makes any repurchases of its outstanding capital stock which involves a utilization of Retained Excess Cash Flow Amount as then in effect in accordance with the provisions of Section 9.03(iii), the Retained Excess Cash Flow Amount shall be reduced by the aggregate amount of repurchases so justified, (w) on the date the Borrower pays any Dividends which involve a utilization of the Retained Excess Cash Flow Amount as then in effect in accordance with the provisions of
Section 9.03(iv), the Retained Excess Cash Flow Amount shall be reduced by the aggregate amount of Dividends so justified, (x) on the date the Borrower or any of its Subsidiaries makes any Investments which involve a utilization of the Retained Excess Cash Flow Amount as then in effect in accordance with the provisions of Section 9.05(x), the Retained Excess Cash Flow Amount shall be reduced by the aggregate amount of Investments so justified, (y) on the date the Borrower makes any repurchases of outstanding 9.15% Senior Subordinated Notes and/or outstanding 9-7/8% Subordinated Notes which involve a utilization of the Retained Excess Cash Flow Amount as then in effect in accordance with the provisions of Section 9.11(i), the Retained Excess Cash Flow Amount shall be reduced by the aggregate amount of repurchases so justified and (z) on the date the Borrower makes any repayments or repurchases of Incremental Third Party Debt which involve a utilization of the Retained Excess Cash Flow Amount as then in effect in accordance with the provisions of Section 9.11(i), the Retained Excess Cash Flow Amount shall be reduced by the aggregate amount of such repurchases so justified.

         "Revolving Loan" shall have the meaning provided in Section 1.01(f).

         "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

         "Revolving Loan Commitment Commission" shall have the meaning provided in Section 3.01(c).

         "Revolving Maturity Date" shall mean July 24, 2007.

         "Revolving Note" shall have the meaning provided in Section 1.05(a).

         "RL Lender" shall mean, at any time, each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans.

         "RL Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the RL Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

         "S&P" shall mean Standard & Poor's Ratings Services.

         "Scheduled A-1 Term Loan Repayment" shall have the meaning provided in
Section 4.02(b)(i).

         "Scheduled A-2 Term Loan Repayment" shall have the meaning provided in
Section 4.02(b)(ii).

         "Scheduled A-3 Term Loan Repayment" shall have the meaning provided in
Section 4.02(b)(iii).

         "Scheduled B Term Loan Repayment" shall have the meaning provided in
Section 4.02(b)(iv).

         "Scheduled Incremental Term Loan Repayment" shall have the meaning provided in Section 4.02(b)(v).

         "Scheduled Repayments" shall mean Scheduled A-1 Term Loan Repayments, Scheduled A-2 Term Loan Repayments, Scheduled A-3 Term Loan Repayments, Scheduled B Term Loan Repayments and Scheduled Incremental Term Loan Repayments.

         "SEC" shall have the meaning provided in Section 8.01(g).

         "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b).

         "Secured Creditors" shall have the meaning provided in the respective Security Documents.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Security Agreement" shall have the meaning provided in Section 5.08.

         "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

         "Security Documents" shall mean the Pledge Agreement, the Security Agreement and each Additional Security Document.

         "Shareholders' Agreements" shall have the meaning provided in Section 5.05.

         "Standby Letter of Credit" shall have the meaning provided in Section 2.01(a).

         "Stated Amount" of each Letter of Credit shall mean, at any time, the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

         "Subsidiaries Guaranty" shall have the meaning provided in Section
5.09.

         "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time. Notwithstanding the foregoing (and except for purposes of the definition of Unrestricted Subsidiary contained herein) an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of the Borrower or any of its other Subsidiaries for purposes of this Agreement.

         "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower designated as a "Subsidiary Guarantor" on Schedule V hereto or which executes a guarantee after the Effective Date pursuant to Section 9.15.

         "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Revolving Maturity Date.

         "Swingline Lender" shall mean IBJ and its successors and assigns.

         "Swingline Loan" shall have the meaning provided in Section 1.01(g).

         "Swingline Note" shall have the meaning provided in Section 1.05(a).

         "Syndication Date" shall mean that date upon which the Lead Arranger determines in its sole discretion (and notifies the Borrower) that the primary syndication (and resultant addition of Persons as Lenders pursuant to Section 13.04(b)) has been completed.

         "Tax Benefit" shall have the meaning provided in Section 4.04(c).

         "Tax Sharing Agreements" shall have the meaning provided in Section
5.05.

         "Taxes" shall have the meaning provided in Section 4.04(a).

         "Term Loan" shall mean each A-1 Term Loan, A-2 Term Loan, A-3 Term Loan, B Term Loan and Incremental Term Loan.

         "Test Period" shall mean each period of four consecutive fiscal quarters of the Borrower last ended prior to such date for which financial statements have been delivered (or should have been delivered on or before such date) to the Administrative Agent pursuant to Section 8.01(a) or (b), as the case may be, in each case taken as one accounting period.

         "Total A-1 Term Loan Commitment" shall mean, at any time, the sum of the A-1 Term Loan Commitments of each of the Lenders.

         "Total A-2 Term Loan Commitment" shall mean, at any time, the sum of the A-2 Term Loan Commitments of each of the Lenders.

         "Total A-3 Term Loan Commitment" shall mean, at any time, the sum of the A-3 Term Loan Commitments of each of the Lenders.

         "Total B Term Loan Commitment" shall mean, at any time, the sum of the B Term Loan Commitments of each of the Lenders.

         "Total Commitments" shall mean, at any time, the sum of the Commitments of each of the Lenders.

         "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

         "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Revolving Loan Commitment then in effect less (y) the sum of the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of Letter of Credit Outstandings.

         "Trade Letter of Credit" shall have the meaning provided in Section 2.01(a).

         "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, i.e., (i) on the Initial Borrowing Date, A-1 Term Loans, A-2 Term Loans, A-3 Term Loans, B Term Loans, Revolving Loans and Swingline Loans and (ii) from and after the Syndication Date, with respect to any Incremental Term Loans, such facility designated by the Borrower in the respective Incremental Term Loan Commitment Agreement or Agreements pursuant to which such Incremental Term Loans are made.

         "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

         "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

         "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the market value of the assets allocable thereto.

         "United States" and "U.S." shall each mean the United States of America.

         "Unpaid Drawing" shall have the meaning provided for in Section
2.05(a).

         "Unrestricted Subsidiary" shall mean any Subsidiary of the Borrower that, at the time of determination, shall be an Unrestricted Subsidiary (as designated by the Borrower, as provided below) provided that such Subsidiary does not and shall not engage, to any substantial extent, in any line or lines of business activity other than a Related Business. The Borrower may designate any Person acquired after the Effective Date to be an Unrestricted Subsidiary so long as (a) no Default or Event of Default is existing or will occur as a consequence thereof, and (b) such Subsidiary does not own any equity interests in, or hold any Lien on any property of, the Borrower or any other Subsidiary (excluding other Unrestricted Subsidiaries). Any such designation shall also be deemed to constitute an investment pursuant to Sections 9.05(ix) or (x), as the case may be, in an amount equal to the Borrower's and its Subsidiaries' percentage ownership interest of such Unrestricted Subsidiary of the sum of the net assets (with assets other than cash and Cash Equivalents valued at fair market value) of such Subsidiary at the time of the designation (which investment must be permitted to be made in accordance with the requirements of Sections 9.05(ix) or (x), as the case may be). The Borrower may designate any Unrestricted Subsidiary to be a Subsidiary, provided that no Default or Event of Default is existing or will occur as a consequence thereof and the provisions of Section 9.15 are complied with for such Subsidiary at the time of such designation. Each such designation shall be evidenced by filing with the Administrative Agent a certified copy of the resolution giving effect to such designation and an officers' certificate of an Authorized Officer of the Borrower certifying that such designation complied with the foregoing conditions.

         "Unutilized Revolving Loan Commitment" with respect to any Lender at any time shall mean such Lender's Revolving Loan Commitment at such time, if any, less the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Lender and (ii) such Lender's RL Percentage of the Letter of Credit Outstandings.

         "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the total of the product obtained by multiplying (x) the amount of each then remaining installment or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

         "Wholly-Owned Foreign Subsidiary" shall mean each Wholly-Owned Subsidiary of a Person that is a Foreign Subsidiary.

         "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  SECTION 12. The Administrative Agents.

                  12.01 Appointment. The Lenders hereby designate IBJ as Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" shall include IBJ in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. The Lenders hereby designate MSSF as Lead Arranger to act as specified herein and in the other Credit Documents. The Lenders hereby designate Bear Stearns Corporate Lending Inc. and Fleet National Bank to act as Co-Syndication Agents as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, each Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

                  12.02 Nature of Duties. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. No Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                  12.03 Lack of Reliance on the Agents. Independently and without reliance upon any Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and each of its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and each of its Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  12.04 Certain Rights of the Agents. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against such Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

                  12.05 Reliance. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

                  12.06 Indemnification. To the extent any Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify such Agent, in proportion to their respective "percentages" as used in determining the Required Lenders (determined as if there were no Defaulting Lenders), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that to the extent that such Agent is reimbursed by the Borrower for amounts paid by the Lenders pursuant to this Section 12.06, such Agent shall reimburse the Lenders for such amounts; provided further that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

                  12.07 The Agents in Their Individual Capacities. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," Majority Lenders", "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to, any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  12.09 Resignation by the Agents. (a) The Administrative Agent may resign from the performance of all their respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Lenders and the Borrower (provided that no such notice shall be required to be given to the Borrower if a Default or an Event of Default of the type described in Section 10.05 exists with respect to the Borrower). Such resignation, in the case of the Administrative Agent, shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed but shall not be required at any time when a Default or an Event of Default exists).

                  (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed but shall not be required at any time when a Default or an Event of Default exists), shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  (e) The Lead Arranger and each Co-Syndication Agent may, upon fifteen Business Days' notice to the Borrower, the Administrative Agent and the Lenders, resign at any time (effective upon the fifteenth Business Day after the giving of such notice).

                  SECTION 13.  Miscellaneous.

                  13.01 Payment of Expenses, etc. The Borrower agrees that it shall: (i) whether or not the transactions contemplated herein are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents (including, without limitation, the reasonable fees and disbursements of White & Case LLP), in connection with the preparation, execution, delivery and performance of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein, any amendment, waiver or consent relating hereto or thereto, of the Agents in connection with its syndication efforts with respect to this Agreement and, upon the occurrence and during the continuance of an Event of Default, the reasonable costs and expenses of each of the Agents and each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agents and, following an Event of Default, for each of the Lenders), provided that the Borrower's obligation to reimburse the Agents for the reasonable fees and disbursements of White & Case LLP incurred in connection with the preparation, execution and delivery of this Agreement shall be subject to the letter dated June 1, 2001 from MSSF to the Borrower; (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent and each Lender, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by any Credit Party or any of its Subsidiaries, the Release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by any Credit Party or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against any Credit Party, any of its Subsidiaries or any Real Property owned or at any time operated by any Credit Party or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  13.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to
Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to any Lender, at its address specified on Schedule II; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or any Credit Party shall not be effective until received by the Administrative Agent or such Credit Party.

                  13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders and, provided further, that, although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

                  (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans (or, if not theretofore terminated, Term Loan Commitment) to (i) one or more Lenders, (ii) any Related Fund that is an Eligible Transferee or (iii) its parent company, or any Affiliate of such Lender which is an Eligible Transferee and which is at least 50% owned by such Lender or its parent company or (y) assign all, or if less than all, a portion equal to at least $1,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans (or, if not theretofore terminated, Term Loan Commitment) to one or more Eligible Transferees (treating any fund that invests in commercial loans and any other fund that invests in commercial loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single assignee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) upon surrender of the old Notes (or, upon such assigning Lender's indemnifying the Borrower for any lost Note pursuant to a customary indemnification agreement), new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Loans, as the case may be), (iii) the consent (which shall not be unreasonably withheld or delayed) of the Lead Arranger shall be required in connection with any such assignment pursuant to clause (y) above and (iv) so long as no Default or Event of Default exists, the consent of the Borrower shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above (which consent shall not be unreasonably withheld or delayed), and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.16. To the extent of any assignment pursuant to this
Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a
Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay or reimburse such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) Notwithstanding any other provision set forth in this Agreement, any Lender may, without the consent of the Borrower or the Administrative Agent, pledge its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank or to any trustee for, or any other representative of, holders of obligations owed or securities issued, by such Lender, as security for such obligations or securities; provided that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this Section 13.04 concerning assignments. No pledge pursuant to this clause (c) shall release the transferor Lender from its obligations hereunder.

                  13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower or any other Credit Party and any Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  13.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders) ("GAAP"); provided that, (i) except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 9.08 through 9.10, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the annual financial statements first delivered to the Lenders pursuant to Section 7.05(a) and (ii) for purposes of calculating financial terms, all covenants and related definitions, all such calculations based on the operations of the Borrower and its Subsidiaries on a consolidated basis shall be made without giving effect to the operations of any Unrestricted Subsidiaries.

                  (b) All computations of interest, Commitment Commission, and other Fees hereunder shall be made (i) in the case of Base Rate Loans maintained at the Prime Lending Rate, on the actual number of days elapsed over a year of 365 or 366 days, as applicable and (ii) in all other cases, on the actual number of days over a year of 360 days (in each case including the first day but excluding the last day).

                  13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER THE BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER THE BORROWER. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE

PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

                  (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower, each Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

                  13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  13.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note, extend the date for any Scheduled Repayment or extend the stated expiration date of any Letter of Credit beyond the A Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (in each case, except as expressly provided in the Credit Documents) under all the Security Documents or release all or substantially all of the Subsidiary Guarantors under the Subsidiaries Guaranty (except as expressly provided in the Subsidiaries Guaranty), (iii) amend, modify or waive any provision of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Loans and Commitments are included on the Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (1) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (2) without the consent of each Issuing Lender, amend, modify or waive any provision of Section 2 or alter any such Issuing Lender's rights or obligations with respect to Letters of Credit, (3) without the consent of each Agent affected thereby, amend, modify or waive any provision of Section 12 as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent, (4) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent or (5) except in cases where additional extensions of term loans and/or revolving loans are being afforded substantially the same treatment afforded to the Term Loans and Revolving Loans pursuant to this Agreement as originally in effect, without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches, pursuant to Section 4.01(a) or 4.02 (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered).

                  (b) If, in connection with any proposed change, waiver, discharge or termination with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitments in accordance with Sections 3.02(c) and/or 4.01(b), provided that, unless the Commitments terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause
(B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, terminate any of its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

                  13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 13.01 and 13.06 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

                  13.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  13.15 Confidentiality. (a) Subject to the provisions of clause
(b) of this Section 13.15, each Lender agrees that it will use its reasonable efforts not to disclose without the prior written consent of the Borrower (other than to its directors, employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this
Section 13.15 to the same extent as such Lender) any information with respect to any Credit Party or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by any Credit Party to the Lenders in writing as confidential, provided that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this
Section 13.15(a), (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board, the Federal

Deposit Insurance Corporation or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to any Agent or the Collateral Agent, (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided, that such prospective transferee agrees in writing with such Lender for the benefit of the Borrower to be subject to the provisions of this Section 13.15(a) and (g) to any direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty's professional advisor, so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this Section 13.15(a).

                  (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to Credit Parties or any of their respective Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Credit Parties and their respective Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.15 to the same extent as such Lender), it being understood that for purposes of this Section 13.15(b) the term "affiliate" shall mean any direct or indirect holding company of a Lender as well as any direct or indirect Subsidiary of such holding company.

                  13.16 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 13.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. Upon receipt of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b), the Administrative Agent shall record on the Register the assignment or transfer of all or part of any Commitments and Loans set forth in such Assignment and Assumption Agreement. Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.16.

                  13.17 Limitation on Increased Costs. Notwithstanding anything to the contrary contained in Section 1.10, 1.11, 2.06 or 4.04, unless a Lender gives notice to the Borrower that it is obligated to pay an amount under any such Section within 180 days after the later of (x) the date such Lender incurs the respective increased costs, Taxes, loss, expense or liability, or reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, or reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.06 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, or reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said
Section 1.10, 1.11, 2.06 or 4.04, as the case may be. This Section 13.17 shall have no applicability to any Section of this Agreement or any other Credit Document other than said Sections 1.10, 1.11, 2.06 and 4.04.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:
-------

450 East Las Olas Boulevard              EXTENDED STAY AMERICA, INC.
Suite 1100
Ft. Lauderdale, FL  33301
Telephone No.:  (954) 713-1600
Telecopier No.: (954) 713-1650
Attention:  Gregory R. Moxley            By:     /s/ Gregory R. Moxley
                                              ----------------------------------
                                              Name:  Gregory R. Moxley
                                              Title: Chief Financial Office



                                         MORGAN STANLEY SENIOR FUNDING, INC.,
                                         Individually and as Lead Arranger



                                         By:     /s/ Todd Vannucci
                                              ----------------------------------
                                              Name:  Todd Vannucci
                                              Title: Principal



                                         BEAR STEARNS  CORPORATE  LENDING INC.,
                                         Individually  and as a Co-Syndication
                                         Agent


                                         By:     /s/ Lawrence B. Alletto
                                              ----------------------------------
                                              Name:  Lawrence B. Alletto
                                              Title: Authorized Signatory



                                         FLEET NATIONAL BANK,
                                         Individually and as a Co-Syndication
                                         Agent


                                         By:     /s/ James B. McLaughlin
                                              ----------------------------------
                                              Name:  James B. McLaughlin
                                              Title: Director

                                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                         Individually and as Administrative
                                         Agent


                                         By:     /s/ Takuya Honjo
                                              ----------------------------------
                                              Name:  Takuya Honjo
                                              Title: Deputy General Manager

                                         FIRST UNION NATIONAL BANK



                                         By:     /s/ David S. Sampson
                                             -----------------------------------
                                              Name:  David S. Sampson
                                              Title:

                                         MERRILL LYNCH CAPITAL CORPORATION



                                         By:     /s/ Christopher K. Straub
                                             -----------------------------------
                                              Name:  Christopher K. Straub
                                              Title:

                                         RZB FINANCE LLC



                                         By:     /s/ Astrid Wilke
                                             -----------------------------------
                                              Name:  Astrid Wilke
                                              Title: Vice President



                                         By:     /s/ Pearl Geffers
                                             -----------------------------------
                                              Name:  Pearl Geffers
                                              Title: First Vice President

                                         CHEVY CHASE BANK, FSB



                                         By:     /s/ Dory Halatt
                                             -----------------------------------
                                              Name:  Dory Halatt
                                              Title: Vice President

                                         MANUFACTURERS AND TRADERS TRUST COMPANY



                                         By:     /s/ Kevin B. Quinn
                                             -----------------------------------
                                              Name:  Kevin B. Quinn
                                              Title: Vice President

                                         CHANG HWA COMMERCIAL BANK, LTD.,
                                             NEW YORK BRANCH


                                         By:     /s/ Ming-Hsien Lin
                                             -----------------------------------
                                              Name:  Ming-Hsien Lin
                                              Title: Vice President and
                                                     General Manager

                                         ALLIED IRISH BANKS, P.L.C.



                                         By:     /s/ John Farrace
                                             -----------------------------------
                                              Name:  John Farrace
                                              Title: Senior Vice President

                                         TRANSAMERICA BUSINESS CAPITAL
                                         CORPORATION



                                         By:     /s/ Steve Goetschius
                                             -----------------------------------
                                              Name:  Steve Goetschius
                                              Title: Senior Vice President

                                         BANK OF AMERICA, N.A.



                                         By:     /s/ Ansel McDowell
                                             -----------------------------------
                                              Name:  Ansel McDowell
                                              Title: Principal

                                         CREDIT INDUSTRIEL ET COMMERCIAL



                                         By:  /s/ Marcus Edward /s/ Anthony Rock
                                             -----------------------------------
                                              Name:  Marcus Edward and
                                                     Anthony Rock
                                              Title: Vice Presidents

                                         GOLDMAN SACHS CREDIT PARTNERS L.P.



                                         By:     /s/ Robert Wagner
                                             -----------------------------------
                                              Name:  Robert Wagner
                                              Title: Authorized Signatory

                                         LAND BANK OF TAIWAN LOS ANGELES BRANCH



                                         By:   /s/ Mayer Chen
                                             -----------------------------------
                                              Name:  Mayer Chen
                                              Title: Senior Vice President and
                                                     General Manager

                                                                     Exhibit B-1
                                                                     -----------


                                  A-1 TERM NOTE
                                  -------------

$                                                             New York, New York
 -----------------
                                                                          [Date]


                  FOR VALUE RECEIVED, EXTENDED STAY AMERICA, INC. (the "Borrower"), a Delaware corporation, hereby promises to pay to _____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of The Industrial Bank of Japan, Limited (the "Administrative Agent") located at 1251 Avenue of the Americas, New York, New York 10020-1104 on the A Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS ($_______) or, if less, the then unpaid principal amount of all A-1 Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the A-1 Term Notes referred to in the Credit Agreement, dated as of July 24, 2001, among the Borrower, the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the A Maturity Date, in whole or in part, as provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  This Note is registered on the books of the Borrower maintained by the Administrative Agent, as agent for the Borrower, and is transferrable only in accordance with the provisions of the Agreement.

                                                                     Exhibit B-1
                                                                          Page 2

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     EXTENDED STAY AMERICA, INC.



                                                     By:
                                                        ------------------------
                                                         Name:
                                                         Title:

                                                                     Exhibit B-2
                                                                     -----------


                                  A-2 TERM NOTE
                                  -------------

$                                                             New York, New York
 -----------------
                                                                          [Date]


                  FOR VALUE RECEIVED, EXTENDED STAY AMERICA, INC. (the "Borrower"), a Delaware corporation, hereby promises to pay to _____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of The Industrial Bank of Japan, Limited (the "Administrative Agent") located at 1251 Avenue of the Americas, New York, New York 10020-1104 on the A Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS ($_______) or, if less, the then unpaid principal amount of all A-2 Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the A-2 Term Notes referred to in the Credit Agreement, dated as of July 24, 2001, among the Borrower, the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the A Maturity Date, in whole or in part, as provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  This Note is registered on the books of the Borrower maintained by the Administrative Agent, as agent for the Borrower, and is transferrable only in accordance with the provisions of the Agreement.

                                                                     Exhibit B-2
                                                                          Page 2


                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     EXTENDED STAY AMERICA, INC.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                                     Exhibit B-3
                                                                     -----------


                                  A-3 TERM NOTE
                                  --------------

$                                                             New York, New York
 -----------------
                                                                          [Date]


                  FOR VALUE RECEIVED, EXTENDED STAY AMERICA, INC. (the "Borrower"), a Delaware corporation, hereby promises to pay to _____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of The Industrial Bank of Japan, Limited (the "Administrative Agent") located at 1251 Avenue of the Americas, New York, New York 10020-1104 on the A Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS ($_______) or, if less, the then unpaid principal amount of all A-3 Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the A-3 Term Notes referred to in the Credit Agreement, dated as of July 24, 2001, among the Borrower, the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the A Maturity Date, in whole or in part, as provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  This Note is registered on the books of the Borrower maintained by the Administrative Agent, as agent for the Borrower, and is transferrable only in accordance with the provisions of the Agreement.

                                                                     Exhibit B-3
                                                                          Page 2



                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     EXTENDED STAY AMERICA, INC.



                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                                     Exhibit B-4
                                                                     -----------


                                   B TERM NOTE
                                   -----------

$                                                             New York, New York
 -----------------
                                                                          [Date]


                  FOR VALUE RECEIVED, EXTENDED STAY AMERICA, INC. (the "Borrower"), a Delaware corporation, hereby promises to pay to _____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of The Industrial Bank of Japan, Limited (the "Administrative Agent") located at 1251 Avenue of the Americas, New York, New York 10020-1104 on the B Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS ($_______) or, if less, the then unpaid principal amount of all B Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the B Term Notes referred to in the Credit Agreement, dated as of July 24, 2001, among the Borrower, the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B Maturity Date, in whole or in part, as provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  This Note is registered on the books of the Borrower maintained by the Administrative Agent, as agent for the Borrower, and is transferrable only in accordance with the provisions of the Agreement.

                                                                     Exhibit B-4
                                                                          Page 2


                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     EXTENDED STAY AMERICA, INC.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                                     Exhibit B-5
                                                                     -----------


                                 REVOLVING NOTE
                                 --------------

$                                                             New York, New York
 -----------------
                                                                          [Date]


                  FOR VALUE RECEIVED, EXTENDED STAY AMERICA, INC. (the "Borrower"), a Delaware corporation, hereby promises to pay to _____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of The Industrial Bank of Japan, Limited (the "Administrative Agent") located at 1251 Avenue of the Americas, New York, New York 10020-1104 on the Revolving Maturity Date (as defined in the Agreement referred to below) the principal sum of _______________ DOLLARS ($_______) or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of July 24, 2001, among the Borrower, the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Maturity Date, in whole or in part, as provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  This Note is registered on the books of the Borrower maintained by the Administrative Agent, as agent for the Borrower, and is transferable only in accordance with the provisions of the Agreement.

                                                                     Exhibit B-5
                                                                          Page 2


                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     EXTENDED STAY AMERICA, INC.


                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                                     EXHIBIT B-6
                                                                     -----------


                                 SWINGLINE NOTE
                                 --------------

$20,000,000                                                   New York, New York
                                                        [Initial Borrowing Date]


                  FOR VALUE RECEIVED, EXTENDED STAY AMERICA, INC. (the "Borrower"), a Delaware corporation, hereby promises to pay to The Industrial Bank of Japan, Limited or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of The Industrial Bank of Japan, Limited (the "Administrative Agent") located at 1251 Avenue of the Americas, New York, New York 10020-1104 on the Swingline Expiry Date (as defined in the Agreement referred to below) the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if less, the then unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

                  The Borrower promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is the Swingline Note referred to in the Credit Agreement, dated as of July 24, 2001, among the Borrower, the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent (as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Agreement.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-6
                                                                          Page 2



                  This Note is registered on the books of the Borrower maintained by the Administrative Agent, as agent for the Borrower, and is transferrable only in accordance with the provisions of the Agreement.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     EXTENDED STAY AMERICA, INC.



                                                     By:
                                                         -----------------------
                                                          Name:
                                                          Title:

                                                                       EXHIBIT C
                                                                       ---------

                   INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
                    -----------------------------------------

                            [Names(s) of Lenders(s)]



                                                                          [Date]



Extended Stay America, Inc.
450 East Las Olas Boulevard
Suite 1100
Ft. Lauderdale, FL 33301


re  Incremental Term Loan Commitments

Ladies and Gentlemen:

                  Reference is hereby made to the Credit Agreement, dated as of July 24, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among Extended Stay America, Inc. (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders") Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner (the "Lead Arranger") Bean Stearns Corporate Lending Inc. and Fleet National Bank, N.A., as Co-Syndication Agents and The Industrial Bank of Japan, Limited, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

                  Each Lender (each an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental Term Loan Commitments set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 1.14 thereof.

                  Each Incremental Term Loan Lender, the Borrower and the Lead Arranger acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other Credit Documents.

                  Each Incremental Term Loan Lender and the Borrower further agree that, with respect to the Incremental Term Loan Commitments provided by such Incremental Term Loan

                                                                       Exhibit C
                                                                          Page 2


Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive an upfront fee equal to that amount set forth opposite its name on Annex I attached hereto, which upfront fee shall be due and payable to such Incremental Term Loan Lender as set forth in such Annex I.

                  Each Incremental Term Loan Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, to the extent applicable, to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 4.04(b) of the Credit Agreement certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. Upon the execution of a counterpart of this Agreement by such Incremental Term Loan Lenders, the Administrative Agent and the Borrower, the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by facsimile) hereof and, to the extent due pursuant to the terms hereof, the payment of any fees required in connection herewith, each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

                  The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby including, without limitation, any loans made pursuant thereto and (ii) all such Obligations (including any such loans) shall be entitled to the benefits of the Security Documents.

                  Each Subsidiary Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loan Commitments provided hereby and any loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and (ii) be entitled to the benefits of the Security Documents.

                  The Obligations to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder are permitted by, and constitute "Senior Indebtedness" (or any similar term) under, the 9.15% Senior Subordinated Note Documents, the 9-7/8% Senior

                                                                       Exhibit C
                                                                          Page 3


Subordinated Note Documents, and attached hereto as Annex II are calculations showing that such Obligations are permitted by the terms of the aforementioned documentation.

                  Attached hereto as Annex III is an opinion of _________, counsel to the Borrower, delivered as required pursuant to Section 1.14(b)(iv) of the Credit Agreement.

                  You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on __________ __, _____. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed cancelled.

                  After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

                                                                       Exhibit C
                                                                          Page 4


                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     Very truly yours,

                                                     [NAMES OF LENDERS]

                                                     By
                                                       -------------------------
                                                        Name:
                                                        Title:

Agreed and Accepted
this ___ day of __________, ____:

EXTENDED STAY AMERICA, INC.


By:
   -----------------------------
    Name:
    Title:



THE INDUSTRIAL BANK OF JAPAN, LIMITED,
      as Administrative Agent


By:
   -----------------------------
    Name:
    Title:


[OTHER LENDERS]

                                                                       Exhibit C
                                                                         Annex I


       TERMS AND CONDITIONS FOR INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
       -------------------------------------------------------------------


1.       Agreement Effective Date: ___________________.

2.       Incremental Term Loan Commitment Amounts (as of the Agreement Effective
         Date):

                                                          Amount of Incremental
                  Name of Lender                          Term Loan Commitment



                  Total(1)                                _____________


3.       Designation of Tranche:


4.       Maturity Date.(2)


5.       Dates for Incremental Term Loan Scheduled
         Repayments(3):

6.       Up-Front Fee; Other Fees(4):


----------

1     Must be at least $50,000,000.

2 Insert maturity date for the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder, provided that in no event shall the maturity date be earlier than the B Maturity Date.

3 Set forth the dates for Incremental Term Loan Scheduled Repayments and the principal amount (expressed as a dollar amount or as a percentage of the aggregate amount of Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder), provided that in no event shall the Weighted Average Life to Maturity of the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder be less than the Weighted Average Life to Maturity applicable to the B Term Loans. To the extent the Incremental Term Loan Commitments provided hereunder are being provided under the B Term Loan Tranche, the principal amount of each Incremental Term Loan Scheduled Repayment shall comply with the provisions contained in clause (ii) of the proviso appearing in Section 4.02(b)(v) of the Credit Agreement.

                                                                       Exhibit C
                                                                         Annex I
                                                                          Page 2



7.       Interest Rates:












----------

(...continued)

4 Insert up-front fees and any other fees as may be agreed to by the Borrower, the Administrative Agent and the Incremental Term Loan Lenders with respect to the Incremental Term Loan Commitments.

                                                                       EXHIBIT H
                                                                       ---------


                                PLEDGE AGREEMENT
                                ----------------

                  PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of July 24, 2001, made by each of the undersigned pledgors (each a "Pledgor" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 25 hereof, the "Pledgors") to The Industrial Bank of Japan, Limited, as Collateral Agent (together with any successor Collateral Agent, the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, Extended Stay America, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), have entered into a Credit Agreement dated as of July 24, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Pledgee are herein called the "Lender Creditors") ;

                  WHEREAS, one or more Pledgors may at any time and from time to time after the date hereof enter into, or guaranty the obligations of one or more other Pledgors or any of their respective Subsidiaries under, one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lender Creditors or any affiliate thereof (each such Lender Creditor or affiliate, even if the respective Lender Creditor subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender Creditor's or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, are herein called the "Secured Creditors");

                  WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the

                                                                       Exhibit H
                                                                          Page 2


Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations, fees and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection Agreement or Other Hedging Agreement (including, in the case of each Pledgor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Subsidiaries Guaranty), whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                  (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii)

                                                                       Exhibit H
                                                                          Page 3


         above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITIONS. (a) Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" has the meaning set forth in the Recitals hereto.

                  "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

                  "Agreement" has the meaning set forth in the first paragraph hereof.

                  "Borrower" has the meaning set forth in the Recitals hereto.

                  "Certificated Security" has the meaning given such term in
Section 8-102(a)(4) of the UCC.

                  "Clearing Corporation" has the meaning given such term in
Section 8-102(a)(5) of the UCC.

                  "Collateral" has the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

                  "Credit Agreement" has the meaning set forth in the Recitals hereto.

                  "Credit Document Obligations" has the meaning set forth in
Section 1(i) hereof.

                  "Domestic Corporation" has the meaning set forth in the definition of "Stock."


                                                                       Exhibit H
                                                                          Page 4


                  "Domestic Subsidiary" means, as to any Person, each Subsidiary of such Person that is incorporated under the laws of the United States, any State thereof or the District of Columbia.

                  "Event of Default" means any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

                  "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC.

                  "Foreign Corporation" has the meaning set forth in the definition of "Stock."

                  "Indemnitees" has the meaning set forth in Section 11 hereof.

                  "Instrument" has the meaning given such term in Section 9-102(a)(47) of the UCC.

                  "Investment Property" has the meaning given such term in
Section 9-102(a)(49) of the UCC.

                  "Lender Creditors" has the meaning set forth in the Recitals hereto.

                  "Lenders" has the meaning set forth in the Recitals hereto.

                  "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "Non-Voting Stock" means all capital stock which is not Voting Stock.

                  "Notes" means all promissory notes from time to time issued to, or held by, each Pledgor.

                  "Obligations" has the meaning set forth in Section 1 hereof.

                  "Other Creditors" has the meaning set forth in the Recitals hereto.

                  "Other Obligations" has the meaning set forth in Section 1(ii) hereof.

                  "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                                                                       Exhibit H
                                                                          Page 5


                  "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "Person" means any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Pledged Notes" has the meaning set forth in Section 3.5 hereof.

                  "Pledgee" has the meaning set forth in the first paragraph hereof.

                  "Pledgor" has the meaning set forth in the first paragraph hereof.

                  "Proceeds" has the meaning given such term in Section 9-102(a)(64) of the UCC.

                  "Required Secured Creditors" has the meaning provided in the Security Agreement.

                  "Secured Creditors" has the meaning set forth in the Recitals hereto.

                  "Secured Debt Agreements" means and includes this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditors.

                  "Securities Account" has the meaning given such term in
Section 8-501(a) of the UCC.

                  "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

                  "Security" and "Securities" has the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

                  "Security Entitlement" has the meaning given such term in
Section 8-102(a)(17) of the UCC.

                  "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State thereof or the District of Columbia (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

                  "Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of

                                                                       Exhibit H
                                                                          Page 6


any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Termination Date" has the meaning set forth in Section 20 hereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated Security" has the meaning given such term in
Section 8-102(a)(18) of the UCC.

                  "Voting Stock" means all classes of capital stock of any Foreign Corporation entitled to vote.

                  3.  PLEDGE OF SECURITIES, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b) all Securities owned by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

                  (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without

                                                                       Exhibit H
                                                                          Page 7


         limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                           (A) all the capital thereof and its interest in all
                  profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                           (D) all present and future claims, if any, of such
                  Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any limited
                  liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest

                                                                       Exhibit H
                                                                          Page 8


         extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                           (A) all the capital thereof and its interest in all
                  profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                           (D) all present and future claims, if any, of such
                  Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any
                  partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing;

                  (f) all Financial Assets and Investment Property owned by such Pledgor from time to time; and

                                                                       Exhibit H
                                                                          Page 9


                  (g)      all Proceeds of any and all of the foregoing.

                  Notwithstanding anything to the contrary contained in this
Section 3.1, (x) except as otherwise provided in Section 8.12 of the Credit Agreement, no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.2. Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of such Pledgor, will use reasonable efforts to cause such issuer) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex H hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-312(a) and (b), 9-106 and 8-106(d) of the UCC). The Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a



                                                                       Exhibit H
                                                                         Page 10


         Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in
         Section 3.2(a)(ii) hereof;

                  (v) with respect to any Note, delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and

                  (vi) with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

                  (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

                  3.3. Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the respective Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through G hereto as are

                                                                       Exhibit H
                                                                         Page 11


reasonably necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that (x) except as provided in Section 8.12 of the Credit Agreement, no Pledgor (to the extent that it is the Borrower or a Domestic Subsidiary of the Borrower) shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.4. Transfer Taxes. Each pledge of Collateral under Section
3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5. Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

                  3.6. Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) the jurisdiction of organization of such Pledgor, and such Pledgor's organizational identification number, is listed on Annex A hereto; (ii) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (iii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iv) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (v) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (vi) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vii) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (viii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto;
(ix) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (x) the Pledgor has complied with the respective procedure set forth in
Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                                                                       Exhibit H
                                                                         Page 12


                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant

                                                                       Exhibit H
                                                                         Page 13


jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

                  (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall

                                                                       Exhibit H
                                                                         Page 14


be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case acting upon the instructions of the Required Secured Creditors as provided in the Security Agreement, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Security Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

                  (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall

                                                                       Exhibit H
                                                                         Page 15


the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this
Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.
(a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem reasonably necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as

                                                                       Exhibit H
                                                                         Page 16


the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

                  14. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Secured Debt Agreements).

                  16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.
(a) Each Pledgor represents, warrants and covenants that:

                  (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement);

                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                                                                       Exhibit H
                                                                         Page 17

                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate or articles of incorporation, certificate of formation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor, as applicable, or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (vi) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

                  (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

                  (viii) the pledge and collateral assignment to, and possession by, the Pledgee of the Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                                                                       Exhibit H
                                                                         Page 18

                  (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

                  (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  17. JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE; RECORDS. The jurisdiction of organization of each Pledgor is specified in Annex A hereto. The chief executive office of each Pledgor is located at the address specified in Annex G hereto. Each Pledgor will not change the jurisdiction of its organization or move its chief executive office except to such new jurisdiction or location as such Pledgor may establish in accordance with the last sentence of this Section 17. The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office as specified in Annex G hereto, or at such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office as specified in Annex G hereto, or such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17. No Pledgor shall establish a new jurisdiction of organization or a new location for such chief executive offices until (i) it shall have given to the Pledgee not less than 15 days' prior written notice of its intention so to do, clearly describing such new jurisdiction of organization or new location, as the case may be, and providing such other information in connection therewith as the Pledgee may reasonably request, and (ii) with respect to such new jurisdiction of organization or new location, as the case may be, it shall have taken all action, satisfactory to the Pledgee, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new jurisdiction of organization or new location for such chief executive offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex A hereto or Annex G hereto, as the case may be, so as to cause such Annex A or G, as the case may be, to be complete and accurate.

                  18. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or

                                                                       Exhibit H
                                                                         Page 19


deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
(v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  19. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Securities, Limited Liability Company Interests or Partnership Interests of, or owned by, such Pledgor, such Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. The respective Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may

                                                                       Exhibit H
                                                                         Page 20


be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

                  20. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments under the Credit Agreement have been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditors have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated and all Obligations then due and payable have been paid in full and no further Incremental Term Loan Commitments may be requested or provided pursuant to Section 1.14 of the Credit Agreement.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Secured Debt Agreements (other than a sale to any Pledgor or any Subsidiary thereof) or is otherwise released with the consent of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in
Section 20(a) or (b) hereof, it shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b).

                                                                       Exhibit H
                                                                         Page 21


                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 20.

                  21. NOTICES, ETC. All notices and communications hereunder shall be in writing and sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All such notices and other communications shall be addressed as follows:

                  (a)      if to any Pledgor, c/o:

                           Extended Stay America, Inc.
                           450 East Las Olas Boulevard
                           Suite 1100
                           Ft. Lauderdale, FL 33301
                           Telephone No.: (954) 713-1600
                           Telecopier No.: (954) 713-1650
                           Attention: Gregory R. Moxley


                  (b)      if to the Pledgee, at:

                           600 East Las Colinas Blvd.
                           Suite 1300, 13th Floor
                           Irving, TX  75309
                           Attention:  Kevin Miles or
                                        Monica Stevens
                           Telephone No.:  (972) 401-8533
                           Telecopier No.:  (972) 401-8557

                  (c) if to any Lender Creditor, at such address as such Lender Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor at such address as such Other Creditor shall have specified in writing to the Borrower and the Pledgee;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  22. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the Security Agreement.

                                                                       Exhibit H
                                                                         Page 22


                  23. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement except in accordance with the terms of the Secured Debt Agreements. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  24. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                                     * * * *

                                                                       Exhibit H
                                                                         Page 23


                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                   Extended Stay America, Inc.
                                   ESA 0123, Inc.
                                   ESA 0124, Inc.
                                   ESA 0155, Inc.
                                   ESA Arizona, Inc.
                                   ESA Arkansas, Inc.
                                   ESA 0311, Inc.
                                   ESA 0885, Inc.
                                   ESA 0901, Inc.
                                   ESA 0994, Inc.
                                   ESA 7502, Inc.
                                   ESA 7508, Inc.
                                   ESA 7513, Inc.
                                   ESA COL, Inc.
                                   ESA Connecticut, Inc.
                                   ESA International, Inc.
                                   ESA Management, Inc.
                                   ESA Services, Inc.
                                   Extended Stay CA, Inc.
                                   Studio Plus Hotels, Inc.
                                   ESA 0174, Inc.
                                   ESA 0302, Inc.
                                   ESA 0303, Inc.
                                   ESA 0328, Inc.
                                   ESA 0381, Inc.
                                   ESA 0789, Inc.
                                   ESA 0869, Inc.
                                   ESA 0884, Inc.
                                   ESA 1510, Inc.
                                   ESA 1546, Inc.
                                   ESA Florida, Inc.
                                   ESA 0102, Inc.
                                   ESA 0373, Inc.
                                   ESA 0382, Inc.
                                   ESA 0788, Inc.
                                   ESA 0990, Inc.
                                   ESA 0991, Inc.
                                   ESA 0992, Inc.
                                   ESA 0993, Inc.
                                   ESA 0996, Inc.
                                   ESA 1501, Inc.

                                                                       Exhibit H
                                                                         Page 24


                                   ESA 1502, Inc.
                                   ESA 1550, Inc.
                                   ESA Georgia, Inc.
                                   ESA Idaho, Inc.
                                   ESA 0153, Inc.
                                   ESA 0510, Inc.
                                   ESA 0525, Inc.
                                   ESA 0530, Inc.
                                   ESA 0532, Inc.
                                   ESA 0541, Inc.
                                   ESA 0640, Inc.
                                   ESA 0660, Inc.
                                   ESA 0677, Inc.
                                   ESA 0752, Inc.
                                   ESA 0753, Inc.
                                   ESA 4012, Inc.
                                   ESA 4016, Inc.
                                   ESA 4019, Inc.
                                   ESA 4023, Inc.
                                   ESA Illinois, Inc.
                                   ESA Indiana, Inc.
                                   ESA Iowa, Inc.
                                   ESA Kansas, Inc.
                                   ESA Kentucky, Inc.
                                   ESA Louisiana, Inc.
                                   ESA Maine, Inc.
                                   ESA Maryland, Inc.
                                   Extended Stay MA, Inc.
                                   ESA 0527, Inc.
                                   ESA 0552, Inc.
                                   ESA 0600, Inc.
                                   ESA 0670, Inc.
                                   ESA 0675, Inc.
                                   ESA 0680, Inc.
                                   ESA 0780, Inc.
                                   ESA 4013, Inc.
                                   ESA Michigan, Inc.
                                   ESA 0733, Inc.
                                   ESA 0734, Inc.
                                   ESA 0737, Inc.
                                   ESA 0745, Inc.
                                   ESA 3504, Inc.
                                   ESA Minnesota, Inc.
                                   ESA Mississippi, Inc.
                                   ESA Missouri, Inc.

                                                                       Exhibit H
                                                                         Page 25



                                   ESA 0858, Inc.
                                   ESA 0859, Inc.
                                   ESA 0860, Inc.
                                   ESA 0861, Inc.
                                   ESA Nevada, Inc.
                                   ESA West, Inc.
                                   ESA New Hampshire, Inc.
                                   ESA 0454, Inc.
                                   ESA 0455, Inc.
                                   ESA 0479, Inc.
                                   ESA 0646, Inc.
                                   ESA 2509, Inc.
                                   ESA 2522, Inc.
                                   ESA 2653, Inc.
                                   ESA New Jersey, Inc.
                                   ESA New Mexico, Inc.
                                   ESA New York, Inc.
                                   ESA 0106, Inc.
                                   ESA 0127, Inc.
                                   ESA 0161, Inc.
                                   ESA 0186, Inc.
                                   ESA 0201, Inc.
                                   ESA 0206, Inc.
                                   ESA 0231, Inc.
                                   ESA 0232, Inc.
                                   ESA 0280, Inc.
                                   ESA 0370, Inc.
                                   ESA 0371, Inc.
                                   ESA 0417, Inc.
                                   ESA 1500, Inc.
                                   ESA 1514, Inc.
                                   ESA 1591, Inc.
                                   ESA 1594, Inc.
                                   ESA 1596, Inc.
                                   ESA 1634, Inc.
                                   ESA Ohio, Inc.
                                   ESA Oklahoma, Inc.
                                   ESA Oregon, Inc.
                                   Extended Stay 0453, Inc.
                                   Extended Stay 0463, Inc.
                                   Extended Stay 0507, Inc.
                                   Extended Stay 0547, Inc.
                                   Extended Stay 2506, Inc.
                                   Extended Stay 2511, Inc.
                                   Extended Stay 2565, Inc.

                                                                       Exhibit H
                                                                         Page 26


                                   Extended Stay 2667, Inc.
                                   ESA Rhode Island, Inc.
                                   ESA South Carolina, Inc.
                                   ESA 0121, Inc.
                                   ESA 0125, Inc.
                                   ESA 0163, Inc.
                                   ESA 0305, Inc.
                                   ESA 0315, Inc.
                                   ESA 0450, Inc.
                                   ESA Tennessee, Inc.
                                   ESA Tejas, Inc.
                                   ESA Utah, Inc.
                                   ESA Virginia, Inc.
                                   Studio Plus Properties, Inc.
                                   ESA Washington, Inc.
                                   ESA Wisconsin, Inc.




                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:
                                       On behalf of each Pledgor listed above




Accepted and Agreed to:

THE INDUSTRIAL BANK OF JAPAN, LIMITED,
    as Collateral Agent and Pledgee




By:
   -------------------------------------
     Name:
     Title:

                                                                       EXHIBIT I
                                                                       ---------


================================================================================



                               SECURITY AGREEMENT


                                      among


                          EXTENDED STAY AMERICA, INC.,

                             CERTAIN SUBSIDIARIES OF
                           EXTENDED STAY AMERICA, INC.


                                       and


                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                               as COLLATERAL AGENT


                        --------------------------------

                            Dated as of July 24, 2001
                        --------------------------------



================================================================================

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

ARTICLE I    SECURITY INTERESTS...................................................................................2

         1.1.  Grant of Security Interests........................................................................2
         1.2.  Power of Attorney..................................................................................2

ARTICLE II    GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS...................................................3

         2.1.  Necessary Filings..................................................................................3
         2.2.  No Liens...........................................................................................3
         2.3.  Other Financing Statements.........................................................................3
         2.4.  Chief Executive Office, Record Locations...........................................................4
         2.5.  Location of Inventory and Equipment................................................................4
         2.6.  Legal Names; Organizational Identification Number; Trade Names; Change of Name; etc................4
         2.7.  Jurisdiction and Type of Organization..............................................................5
         2.8.  Collateral in the Possession of a Bailee...........................................................5

ARTICLE III    SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND
                      CERTAIN OTHER COLLATERAL....................................................................5

         3.1.  Additional Representations and Warranties..........................................................5
         3.2.  Maintenance of Records.............................................................................6
         3.3.  Direction to Account Debtors; Contracting Parties; etc.............................................6
         3.4.  Modification of Terms; etc.........................................................................7
         3.5.  Collection.........................................................................................7
         3.6.  Instruments........................................................................................7
         3.7.  Assignors Remain Liable Under Receivables..........................................................7
         3.8.  Assignors Remain Liable Under Contracts............................................................8
         3.9.  Deposit Accounts...................................................................................8
         3.10.  Letter-of-Credit Rights...........................................................................8
         3.11.  Commercial Tort Claims............................................................................9

ARTICLE IV    SPECIAL PROVISIONS CONCERNING TRADEMARKS............................................................9

         4.1.  Additional Representations and Warranties..........................................................9
         4.2.  Licenses and Assignments...........................................................................9
         4.3.  Infringements......................................................................................9
         4.4.  Preservation of Marks.............................................................................10
         4.5.  Maintenance of Registration.......................................................................10
         4.6.  Future Registered Marks...........................................................................10
         4.7.  Remedies..........................................................................................10



ARTICLE V    SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND TRADE SECRETS.................................11

         5.1.  Additional Representations and Warranties.........................................................11
         5.2.  Licenses and Assignments..........................................................................11
         5.3.  Infringements.....................................................................................11
         5.4.  Maintenance of Patents or Copyright...............................................................11
         5.5.  Prosecution of Patent Applications................................................................12
         5.6.  Other Patents and Copyrights......................................................................12
         5.7.  Remedies..........................................................................................12

ARTICLE VI    PROVISIONS CONCERNING ALL COLLATERAL...............................................................12

         6.1.  Protection of Collateral Agent's Security.........................................................12
         6.2.  Warehouse Receipts Non-negotiable.................................................................13
         6.3.  Further Actions...................................................................................13
         6.4.  Financing Statements..............................................................................13

ARTICLE VII    REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT...................................................13

         7.1.  Remedies; Obtaining the Collateral Upon Default...................................................13
         7.2.  Remedies; Disposition of the Collateral...........................................................15
         7.3.  Waiver of Claims..................................................................................15
         7.4.  Application of Proceeds...........................................................................16
         7.5.  Remedies Cumulative...............................................................................18
         7.6.  Discontinuance of Proceedings.....................................................................19

ARTICLE VIII    INDEMNITY........................................................................................19

         8.1.  Indemnity.........................................................................................19
         8.2.  Indemnity Obligations Secured by Collateral; Survival.............................................20

ARTICLE IX    DEFINITIONS........................................................................................20


ARTICLE X    MISCELLANEOUS.......................................................................................26

         10.1.  Notices..........................................................................................26
         10.2.  Waiver; Amendment................................................................................27
         10.3.  Obligations Absolute.............................................................................27
         10.4.  Successors and Assigns...........................................................................27
         10.5.  Headings Descriptive.............................................................................27
         10.6.  Governing Law....................................................................................27
         10.7.  Assignor's Duties................................................................................28
         10.8.  Termination; Release.............................................................................28
         10.9.  Counterparts.....................................................................................28
         10.10.  Severability....................................................................................29
         10.11.  The Collateral Agent and the other Secured Creditors............................................29
         10.12.  Benefit of Agreement............................................................................29
         10.13.  Additional Assignors............................................................................29

ANNEX A    Schedule of Chief Executive Offices and Other Record Locations
ANNEX B    Schedule of Inventory and Equipment Locations
ANNEX C    Schedule of Legal Names, Organizational Identification Numbers and
             Trade and Fictitious Names
ANNEX D    Schedule of Jurisdictions and Types of Organizations
ANNEX E    Schedule of Marks
ANNEX F    Schedule of Patents
ANNEX G    Schedule of Copyrights
ANNEX H    Form of Grant of Security Interest in United States Trademarks
ANNEX I    Form of Grant of Security Interest in United States Patents
ANNEX J    Form of Grant of Security Interest in United States Copyrights

                                                                       EXHIBIT I
                                                                       ---------

                               SECURITY AGREEMENT


                  SECURITY AGREEMENT, dated as of July 24, 2001, made by each of the undersigned assignors (each an "Assignor" and, together with any other entity that becomes an assignor hereunder pursuant to Section 10.12 hereof, the "Assignors") in favor of The Industrial Bank of Japan, Limited, as Collateral Agent (together with any successor Collateral Agent, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, Extended Stay America, Inc. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner, Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents, and The Industrial Bank of Japan, Limited, as Administrative Agent (together with any successor Administrative Agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of July 24, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower as contemplated therein (the Lenders, each Issuing Lender, the Administrative Agent and the Collateral Agent are herein called the "Lenders Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described herein;

                  WHEREAS, it is a condition precedent to the making of Loans to, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, each Assignor will obtain benefits from the incurrence of Loans by, and the issuance of Letters of Credit for the account of, the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements and Other Hedging Agreements and, accordingly, each Assignor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

                                                                       Exhibit I
                                                                          Page 2


                  NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:


                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in all of the right, title and interest of such Assignor in, to and under all personal and fixture property of such Assignor of every kind and nature, whether now existing or hereafter from time to time acquired, including, without limitation, in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, (vii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secret Rights, (viii) all software and all software licensing rights, all writings, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all other recorded data of any kind or nature, regardless of the medium of recording, (ix) all other Goods, General Intangibles, Investment Property, Permits, Chattel Paper (whether tangible or electronic), Documents and Instruments, (x) all Letter of Credit Rights (whether or not the respective letter of credit is evidenced by a writing), (xi) all commercial tort claims,
(xii) all cash, (xiii) the Cash Collateral Account and all monies, securities, instruments and other investments deposited or required to be deposited in the Cash Collateral Account, (xiv) all other bank, demand, deposit, time savings, cash management, passbook, certificates of deposit and similar accounts maintained by such Assignor and all monies, securities, instruments and other investments deposited or required to be deposited in any of the foregoing accounts, (xv) all Supporting Obligations, and (xvi) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Assignor may acquire at any time during the term of this Agreement.

                  1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquaintance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any

                                                                       Exhibit I
                                                                          Page 3


claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.



                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:


                  2.1. Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a valid, and together with all such filings, registrations, recordings and other actions, a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction and by a filing of a Grant of Security Interest in the respective form attached hereto in the United States Patent and Trademark Office or in the United States Copyright Office; it being understood that no actions described in
Section 3.9 hereof in respect of Collateral of the type described in clause
(xiv) of Section 1.1(a) hereof shall be required to have been accomplished (and no representation or warranty with respect to same shall be required to be made pursuant to this Section 2.1) at any time prior to the Collateral Agent's request that such actions be taken in accordance with the provisions of such
Section 3.9.

                  2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                  2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be

                                                                       Exhibit I
                                                                          Page 4


filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

                  2.4. Chief Executive Office, Record Locations. The chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other locations set forth on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section
2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. To the extent that any Assignor desires to establish a new location for Inventory and Equipment that is located in Alabama, Connecticut, Florida or Mississippi, such Assignor only may do so if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect; provided, however, (x) from and after October 1, 2001, the provisions of this sentence shall not be applicable if such new location is located in Connecticut and (y) from and after January 1, 2002, the provisions of this sentence shall not be applicable if such new location is located in Alabama, Florida or Mississippi.

                  2.6. Legal Names; Organizational Identification Number; Trade Names; Change of Name; etc. The legal name of each Assignor, and the organizational identification number (if any) of each Assignor, is listed on Annex C hereto for such Assignor. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. No Assignor shall change its legal name, organizational identification number (if any) or assume or operate in any jurisdiction under any trade, fictitious or other name except its legal name, organizational identification number and those trade names in each case listed on Annex C hereto

                                                                       Exhibit I
                                                                          Page 5


for such Assignor and those that may be established in accordance with the immediately succeeding sentence of this Section 2.6. No Assignor shall change its legal name or organizational identification number or assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

                  2.7. Jurisdiction and Type of Organization. The jurisdiction of organization of each Assignor, and the type of organization of each Assignor, is listed on Annex D hereto for such Assignor. No Assignor shall change its jurisdiction of organization or its type of organization until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of intention so to do, clearly describing such new jurisdiction of organization and/or type of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new jurisdiction of organization and/or type of organization, it shall have taken all actions reasonably requested by the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.8. Collateral in the Possession of a Bailee. If any Inventory or other Goods are at any time in the possession of a bailee, the respective Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the respective Assignor. The Collateral Agent agrees with the Assignors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.


                                   ARTICLE III

           SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT RIGHTS;
            INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that each

                                                                       Exhibit I
                                                                          Page 6


such Receivable, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of such Assignor, represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of such Assignor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to such Assignor and otherwise in accordance with the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys' fees), whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor, provided

                                                                       Exhibit I
                                                                          Page 7


that (x) the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 10.05 of the Credit Agreement has occurred and is continuing.

                  3.4. Modification of Terms; etc. Except in accordance with such Assignor's ordinary course of business and consistent with reasonable business judgment, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. No Assignor will do anything to impair the rights of the Collateral Agent in the Receivables or Contracts.

                  3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

                  3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral (other than checks and other payment instruments received and collected in the ordinary course of business), such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

                  3.7. Assignors Remain Liable Under Receivables. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment

                                                                       Exhibit I
                                                                          Page 8


relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

                  3.9. Deposit Accounts. For each deposit or similar account that any Assignor at any time opens or maintains, such Assignor shall, at the Collateral Agent's request at any time when an Event of Default then exists and is continuing, pursuant to a control agreement in form and substance reasonably satisfactory to the Collateral Agent, either (a) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the respective Assignor, or (b) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with the respective Assignor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The Collateral Agent agrees with the Assignors that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Assignor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Secured Debt Agreements, would occur.

                  3.10. Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $5,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter

                                                                       Exhibit I
                                                                          Page 9


of credit are to be applied as provided in the Security Agreement after the occurrence of an Event of Default.

                 3.11. Commercial Tort Claims. If any Assignor shall at any time hold or acquire a commercial tort claim with a value of $5,000,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the brief details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.


                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

                  4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks listed in Annex E hereto for such Assignor and that said listed Marks include all United States marks and applications for United States marks registered in the United States Patent and Trademark Office that such Assignor owns or uses in connection with its business as of the date hereof. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks that it uses. Each Assignor further warrants that it has no knowledge of any third party claim received by it that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name of any other Person other than as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex E hereto and that said registrations are valid, subsisting, have not been canceled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, and is not aware that there is any reason that any of said registrations is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

                  4.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

                  4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or diluting or otherwise violating any of such Assignor's rights in and to any Mark in any manner that could reasonably be expected to have a Material Adverse Effect, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor further agrees to prosecute in accordance with

                                                                       Exhibit I
                                                                         Page 10


reasonable business practices any Person infringing any Mark in any manner that could reasonably be expected to have a Material Adverse Effect.

                  4.4. Preservation of Marks. Each Assignor agrees to use its Marks in interstate commerce during the time in which this Agreement is in effect and to take all such other actions as are reasonably necessary to preserve such Marks as trademarks or service marks under the laws of the United States (other than any such Marks which are no longer used or useful in its business or operations).

                  4.5. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents reasonably required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its material registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent (other than with respect to registrations and applications deemed by such Assignor to be no longer prudent to pursue).

                  4.6. Future Registered Marks. If any Mark registration is issued hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially in the form of Annex H hereto or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and such Assignor shall execute such further documents that the Collateral Agent may reasonably request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

                                                                       Exhibit I
                                                                         Page 11


                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

                  5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of all rights in
(i) all United States trade secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"), (ii) the Patents listed in Annex F hereto for such Assignor and that said Patents include all the United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex G hereto for such Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor owns as of the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent of any other Person or such Assignor has misappropriated any trade secret or proprietary information which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Patent, and to record the same.

                  5.2. Licenses and Assignments. Except as otherwise permitted by the Secured Debt Agreements, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

                  5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe in any Patent or Copyright or to any claim that the practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that practice of any Trade Secret Right violates any property right of a third party, in each case, in any manner which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right, in each case to the extent that such infringement or misappropriation, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  5.4. Maintenance of Patents or Copyright. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force its rights under each Patent or Copyright, absent prior written consent of the Collateral Agent (other than any such Patents or Copyrights which are no longer used or useful in its business or operations).

                                                                       Exhibit I
                                                                         Page 12


                  5.5. Prosecution of Patent Applications. At its own expense, each Assignor shall diligently prosecute all material applications for (i) United States Patents listed in Annex F hereto and (ii) Copyrights listed on Annex G hereto, in each case for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications deemed by such Assignor to be no longer prudent to pursue), absent written consent of the Collateral Agent.

                  5.6. Other Patents and Copyrights. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or Patent, or certificate or registration of, or application therefor, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially in the form of Annex I or J hereto, as appropriate, or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency;
(ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such further documents as the Collateral Agent may reasonably request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1. Protection of Collateral Agent's Security. Except as otherwise permitted by the Secured Debt Agreements, each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements. Except to the extent otherwise permitted to be retained by such Assignor or applied by such Assignor pursuant to the terms of the Secured Debt Agreements, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way

                                                                       Exhibit I
                                                                         Page 13


be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

                  6.2. Warehouse Receipts Non-negotiable. To the extent practicable, each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  6.3. Further Actions. Each Assignor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the Collateral as "all assets" of such Assignor).


                                   ARTICLE VII

                 REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

                  7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located

                                                                       Exhibit I
                                                                         Page 14


         and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

                  (iii) instruct all depositary banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;

                  (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                  (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place
                  or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                           (y) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                           (z) while the Collateral shall be so stored and kept,
                  provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition; and

                  (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or any other Security Document or to

                                                                       Exhibit I
                                                                         Page 15


realize upon the security to be granted hereby or thereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement and the other Security Documents.

                  7.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 7.2 without accountability to the relevant Assignor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

                  7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF

                                                                       Exhibit I
                                                                         Page 16


ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Assignor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                  7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any other Security Document requires proceeds of collateral under such other Security Document to be applied in accordance with the provisions of this Agreement, the Pledgee or Collateral Agent under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows.

                  (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

                  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each

                                                                       Exhibit I
                                                                         Page 17


         Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to
         Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, premium, fees and interest on, all Loans, all Unpaid Drawings and all Fees and (ii) in the case of the Other Obligations, all amounts due under such Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) Each of the Secured Creditors, by their acceptance of the benefits hereof and of the other Security Documents, agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans under the Credit Agreement and Unpaid Drawings have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit under the Credit Agreement, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the

                                                                       Exhibit I
                                                                         Page 18


Administrative Agent to the Collateral Agent for distribution in accordance with
Section 7.4(a) hereof.

                  (e) All payments required to be made hereunder shall be made
(x) if to the Lender Creditors, to the Administrative Agent for the account of the Lender Creditors and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative and the Other Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has received written notice from a Lender Creditor or an Other Creditor to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has written notice from an Other Creditor to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

                  (g) This Agreement is made with full recourse to each Assignor (including, without limitation, with full recourse to all assets of such Assignor) and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith. It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

                  7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce

                                                                       Exhibit I
                                                                         Page 19


any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                  7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.


                                  ARTICLE VIII

                                    INDEMNITY

                  8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, affiliates and agents (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

                                                                       Exhibit I
                                                                         Page 20


                  (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any other Secured Debt Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement or any other Secured Debt Agreement.

                  (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement, the termination of all Letters of Credit issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements and Other Hedging Agreements entered into with the Other Creditors and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

                                                                       Exhibit I
                                                                         Page 21

                  "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                  "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

                  "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

                  "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Class" shall have the meaning provided in Section 10.2 of this Agreement.

                  "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

                  "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Commercial Tort Claims" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Contract Rights" shall mean all rights of any Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

                  "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreements, Other Hedging Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements), but excluding any contract to the extent that (but only as long as) the terms thereof prohibit the assignment of, or granting a security interest in, such contract (it being understood and agreed, however, (i) that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded contract shall be subject to the security interests created by this Agreement and (ii) such excluded contract shall otherwise be subject to the security interests created by this Agreement upon receiving any necessary approvals or waivers permitting the assignment thereof).

                  "Copyrights" shall mean any United States copyright owned by any Assignor, including any registrations of any Copyrights, in the United States Copyright Office or any foreign equivalent office, as well as any application for a copyright registration now or hereafter made with the United States Copyright Office or any foreign equivalent office by any Assignor.

                  "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

                                                                       Exhibit I
                                                                         Page 22


                  "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Default" shall mean any event which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

                  "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York (and shall include all payment intangibles, partnership interests and all limited liability company and membership interests to the extent that same constitutes a general intangible under such Uniform Commercial Code).

                  "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Indemnitee" shall have the meaning provided in Section 8.1(a) of this Agreement.

                  "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term in defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

                                                                       Exhibit I
                                                                         Page 23


                  "Investment Property" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Lenders" shall have the meaning provided in the recitals of this Agreement.

                  "Letter of Credit Rights" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

                  "Marks" shall mean all right, title and interest in and to any trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration of any trademarks and service marks in the United States Patent and Trademark Office or in any equivalent foreign office and any trade dress including logos and/or designs used by any Assignor, but excluding any such right, title and interest of an Assignor in and to same as licensee pursuant to a contract which is expressly excluded from the definition of "Contract" contained herein pursuant to the terms of such definition.

                  "Material Adverse Effect" shall mean a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, reimbursement obligations under Letters of Credit, fees, costs and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of each Assignor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Assignor is a party (including, in the case of each Assignor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Subsidiaries Guaranty) and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case,

                                                                       Exhibit I
                                                                         Page 24


proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Assignor to the Other Creditors under, or with respect to (including, in the case of each Assignor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the Subsidiaries Guaranty), each Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Assignee in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Assignor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Assignee of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement; it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Patents" shall mean any patent to which any Assignor now or hereafter has right, title and interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by any Assignor, but excluding any patent to which any such Assignor has right, title and interest as licensee pursuant to a contract which is expressly excluded from the definition of "Contract" contained herein pursuant to the terms of such definition.

                  "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any governmental authority or agency.

                  "Primary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

                                                                       Exhibit I
                                                                         Page 25


                  "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to health-care insurance receivables and to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto,
(f) all instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

                  "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

                  "Required Secured Creditors" shall mean (i) at any time when any Credit Document Obligations are outstanding or any Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders) and (ii) at any time after all of the Credit Document Obligations have been paid in full in cash, all Commitments under the Credit Agreement have been terminated and no further Commitments may be provided thereunder, the holders of a majority of the Other Obligations.

                  "Requisite Creditors" shall have the meaning provided in
Section 10.2 of this Agreement.

                  "Secondary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

                                                                       Exhibit I
                                                                         Page 26


                  "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements entered into with an Other Creditor.

                  "Supporting Obligations" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

                  "Trade Secret Rights" shall have the meaning provided in
Section 5.1 of this Agreement.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                                    ARTICLE X

                                  MISCELLANEOUS

                  10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or any Assignor shall not be effective until received by the Collateral Agent or such Assignor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

                  (a)      if to any Assignor, c/o:

                           Extended Stay America, Inc.
                           450 East Las Olas Boulevard
                           Suite 1100
                           Ft. Lauderdale, FL 33301
                           Telephone No.: (954) 713-1600
                           Telecopier No.: (954) 713-1650
                           Attention: Gregory R. Moxley

                  (b)      if to the Collateral Agent, at:

                           600 East Las Colinas Blvd.,
                           Suite 1300, 13th Floor
                           Irving, TX  75309
                           Attention: Kevin Miles or
                                            Monica Stevens

                                                                       Exhibit I
                                                                         Page 27


                           Telephone No.:  (972) 401-8533
                           Telecopier No.: (972) 401-8557

                  (c) if to any Lender Creditor other than the Collateral Agent, at such address as such Lender Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  10.2. Waiver; Amendment. None of the terms and conditions of this Agreement or any other Security Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Collateral Agent (with the written consent of the Required Secured Creditors); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) also shall require the written consent of the Requisite Secured Creditors of such affected Class. For the purpose of this Agreement and each other Security Document, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement and each other Security Document, the term "Requisite Secured Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders), and (y) with respect to the Other Obligations, the holders of at least a majority of all Other Obligations outstanding from time to time.

                  10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not such Assignor shall have notice or knowledge of any of the foregoing.

                  10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns (although no Assignor may assign its rights and obligations hereunder except in accordance with the provisions of the Secured Debt Agreements) and shall inure to the benefit of the Collateral Agent and the other Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the

                                                                       Exhibit I
                                                                         Page 28


other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  10.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

                  10.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment under the Credit Agreement has been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditor have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full, all Letters of Credit issued under the Credit Agreement have been terminated and all Obligations then due and payable have been paid in full and no further Incremental Term Loan Commitments may be requested or provided pursuant to the terms of the Credit Agreement.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by the Secured Debt Agreements (other than a sale to any Assignor or a Subsidiary thereof) or is otherwise released with the consent of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly and promptly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

                                                                       Exhibit I
                                                                         Page 29


                  (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), such Assignor shall deliver to the Collateral Agent a certificate signed by a senior officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b).

                  10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Assignor and the Collateral Agent.

                  10.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.11. The Collateral Agent and the other Secured Creditors. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in
Section 12 of the Credit Agreement.

                  10.12. Benefit of Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

                  10.13. Additional Assignors. It is understood and agreed that any Subsidiary of Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become an Assignor hereunder by executing a counterpart hereof and delivering same to the Collateral Agent.



                                      * * *

                                                                       Exhibit I
                                                                         Page 30


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                        Extended Stay America, Inc.
                                        ESA 0123, Inc.
                                        ESA 0124, Inc.
                                        ESA 0155, Inc.
                                        ESA Arizona, Inc.
                                        ESA Arkansas, Inc.
                                        ESA 0311, Inc.
                                        ESA 0885, Inc.
                                        ESA 0901, Inc.
                                        ESA 0994, Inc.
                                        ESA 7502, Inc.
                                        ESA 7508, Inc.
                                        ESA 7513, Inc.
                                        ESA COL, Inc.
                                        ESA Connecticut, Inc.
                                        ESA International, Inc.
                                        ESA Management, Inc.
                                        ESA Services, Inc.
                                        Extended Stay CA, Inc.
                                        Studio Plus Hotels, Inc.
                                        ESA 0174, Inc.
                                        ESA 0302, Inc.
                                        ESA 0303, Inc.
                                        ESA 0328, Inc.
                                        ESA 0381, Inc.
                                        ESA 0789, Inc.
                                        ESA 0869, Inc.
                                        ESA 0884, Inc.
                                        ESA 1510, Inc.
                                        ESA 1546, Inc.
                                        ESA Florida, Inc.
                                        ESA 0102, Inc.
                                        ESA 0373, Inc.
                                        ESA 0382, Inc.
                                        ESA 0788, Inc.
                                        ESA 0990, Inc.
                                        ESA 0991, Inc.
                                        ESA 0992, Inc.
                                        ESA 0993, Inc.
                                        ESA 0996, Inc.
                                        ESA 1501, Inc.
                                        ESA 1502, Inc.

                                                                       Exhibit I
                                                                         Page 31


                                        ESA 1550, Inc.
                                        ESA Georgia, Inc.
                                        ESA Idaho, Inc.
                                        ESA 0153, Inc.
                                        ESA 0510, Inc.
                                        ESA 0525, Inc.
                                        ESA 0530, Inc.
                                        ESA 0532, Inc.
                                        ESA 0541, Inc.
                                        ESA 0640, Inc.
                                        ESA 0660, Inc.
                                        ESA 0677, Inc.
                                        ESA 0752, Inc.
                                        ESA 0753, Inc.
                                        ESA 4012, Inc.
                                        ESA 4016, Inc.
                                        ESA 4019, Inc.
                                        ESA 4023, Inc.
                                        ESA Illinois, Inc.
                                        ESA Indiana, Inc.
                                        ESA Iowa, Inc.
                                        ESA Kansas, Inc.
                                        ESA Kentucky, Inc.
                                        ESA Louisiana, Inc.
                                        ESA Maine, Inc.
                                        ESA Maryland, Inc.
                                        Extended Stay MA, Inc.
                                        ESA 0527, Inc.
                                        ESA 0552, Inc.
                                        ESA 0600, Inc.
                                        ESA 0670, Inc.
                                        ESA 0675, Inc.
                                        ESA 0680, Inc.
                                        ESA 0780, Inc.
                                        ESA 4013, Inc.
                                        ESA Michigan, Inc.
                                        ESA 0733, Inc.
                                        ESA 0734, Inc.
                                        ESA 0737, Inc.
                                        ESA 0745, Inc.
                                        ESA 3504, Inc.
                                        ESA Minnesota, Inc.
                                        ESA Mississippi, Inc.
                                        ESA Missouri, Inc.
                                        ESA 0858, Inc.

                                                                       Exhibit I
                                                                         Page 32


                                        ESA 0859, Inc.
                                        ESA 0860, Inc.
                                        ESA 0861, Inc.
                                        ESA Nevada, Inc.
                                        ESA West, Inc.
                                        ESA New Hampshire, Inc.
                                        ESA 0454, Inc.
                                        ESA 0455, Inc.
                                        ESA 0479, Inc.
                                        ESA 0646, Inc.
                                        ESA 2509, Inc.
                                        ESA 2522, Inc.
                                        ESA 2653, Inc.
                                        ESA New Jersey, Inc.
                                        ESA New Mexico, Inc.
                                        ESA New York, Inc.
                                        ESA 0106, Inc.
                                        ESA 0127, Inc.
                                        ESA 0161, Inc.
                                        ESA 0186, Inc.
                                        ESA 0201, Inc.
                                        ESA 0206, Inc.
                                        ESA 0231, Inc.
                                        ESA 0232, Inc.
                                        ESA 0280, Inc.
                                        ESA 0370, Inc.
                                        ESA 0371, Inc.
                                        ESA 0417, Inc.
                                        ESA 1500, Inc.
                                        ESA 1514, Inc.
                                        ESA 1591, Inc.
                                        ESA 1594, Inc.
                                        ESA 1596, Inc.
                                        ESA 1634, Inc.
                                        ESA Ohio, Inc.
                                        ESA Oklahoma, Inc.
                                        ESA Oregon, Inc.
                                        Extended Stay 0453, Inc.
                                        Extended Stay 0463, Inc.
                                        Extended Stay 0507, Inc.
                                        Extended Stay 0547, Inc.
                                        Extended Stay 2506, Inc.
                                        Extended Stay 2511, Inc.
                                        Extended Stay 2565, Inc.
                                        Extended Stay 2667, Inc.

                                                                       Exhibit I
                                                                         Page 33


                                        ESA Rhode Island, Inc.
                                        ESA South Carolina, Inc.
                                        ESA 0121, Inc.
                                        ESA 0125, Inc.
                                        ESA 0163, Inc.
                                        ESA 0305, Inc.
                                        ESA 0315, Inc.
                                        ESA 0450, Inc.
                                        ESA Tennessee, Inc.
                                        ESA Tejas, Inc.
                                        ESA Utah, Inc.
                                        ESA Virginia, Inc.
                                        Studio Plus Properties, Inc.
                                        ESA Washington, Inc.
                                        ESA Wisconsin, Inc.




                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:
                                           On behalf of each Assignor
                                           listed above


Accepted and Agreed to:




THE INDUSTRIAL BANK OF JAPAN, LIMITED,
    as Collateral Agent and Assignee



By:
   -------------------------------------
Name:
Title:

                                                                       EXHIBIT J
                                                                       ---------



                              SUBSIDIARIES GUARANTY
                              ---------------------


     GUARANTY, dated as of July 24, 2001 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned (each, a "Guarantor" and, together with any other entity that becomes a party hereto pursuant to Section 25 hereof, the "Guarantors"), to The Industrial Bank of Japan, Limited, as Collateral Agent, for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H :
                               - - - - - - - - - -


     WHEREAS, Extended Stay America, Inc. (the "Borrower"), various lenders party thereto from time to time (the "Lenders"), Morgan Stanley Senior Funding, Inc., as Sole Lead Arranger and Sole Book Runner (the "Lead Arranger"), Bear Stearns Corporate Lending Inc. and Fleet National Bank, as Co-Syndication Agents (the "Co-Syndication Agents"), and The Industrial Bank of Japan, Limited, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent") have entered into a Credit Agreement, dated as of July 24, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, the Lead Arranger, the Co-Syndication Agents, each Issuing Lender and the Administrative Agent are herein called the "Lender Creditors");

              WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Lender Creditors, the "Secured Creditors");

              WHEREAS, each Guarantor is a Subsidiary of the Borrower;

              WHEREAS, it is a condition to the making of Loans and issuing of Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

              WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit pursuant to the Credit Agreement and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to (i) satisfy the conditions described in the preceding paragraph and
(ii) induce (x) the Lenders to make Loans and each Issuing Lender to issue Letters of Credit to the Borrower and (y) the Other Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower;

              NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

              1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lender Creditors under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding, whether or not such interest is an allowed claim against the debtor in any such proceeding)) and the other Credit Documents to which the Borrower is a party, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any such other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to one or more Other Creditors under any Interest Rate Protection Agreements or Other Hedging Agreements (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding, whether or not such interest is an allowed claim against the debtor in any such proceeding), whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Other Obligations", and together with the Credit Document Obligations are herein collectively called the "Guaranteed Obligations").

              2. Additionally, but subject to the proviso to the first sentence of Section 1 hereof, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Secured Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in
Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand. This Guaranty shall constitute a guaranty of payment, and not of collection.

              3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Secured Creditor on the Guaranteed Obligations which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof, or (g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

              4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

              5. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor or the Borrower).

              6. Any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Secured Creditors regardless of what liabilities of the Borrower remain unpaid;

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements;

          (g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty; and/or

          (h) release or substitute any one or more endorsors, guarantors, the Borrower or other obligors.

              7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

              8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

              9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Secured Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrower to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

              10. (a) Each Guarantor waives any right (except as shall be required by applicable statute or law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives (to the fullest extent permitted by applicable law) any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full in cash of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

              (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

              11. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

              12. In order to induce the Lenders to make Loans and each Issuing Lender to issue Letters of Credit pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

               (a) Such Guarantor (i) except as set forth on Schedule X to the Credit Agreement, is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

               (b) Such Guarantor has the corporate, partnership or limited liability company power and authority, as the case be, to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate, partnership or limited liability company action, as the case be, to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and each such Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at (law).

               (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement or other instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

               (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

               (e) There are no actions, suits or proceedings (private or governmental) pending or, to such Guarantor's knowledge, threatened
          (i) with respect to any Credit Documents to which such Guarantor is a party or (ii) with respect to such Guarantor that would reasonably be expected to materially and adversely affect (a) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the rights or remedies of the Secured Creditors or on the ability of such Guarantor to perform its respective obligations to the Secured Creditors hereunder and under the other Credit Documents to which it is a party.

              13. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitments and all Interest Rate Protection Agreements or Other Hedging Agreements and when no Note or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

              14. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Secured Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Secured Creditors).

              15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and either (x) the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

              16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and Interest Rate Protection Agreements or Other Hedging Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

              17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit

Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor acknowledges and agrees that the provisions set forth in this Section 17 are subject to the sharing provisions set forth in
Section 13.06 of the Credit Agreement.

              18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, c/o Extended Stay America, 450 East Las Olas Boulevard, Suite 1100, Ft. Lauderdale, FL 33301, Attention:
Gregory R. Moxley, Telephone No.: (954) 713-1600, Telecopier No.: (954) 713-1650 and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantor; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

              19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected in good faith by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

              20. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor as provided in Section 18 hereof, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

              (B) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (A) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

              (C) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

              21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of (except to the Borrower or any of its Subsidiaries) or liquidated in compliance with the requirements of Section
9.02 of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Lenders) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section
21).

              22. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 22: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty, under any guaranty of the 9.15% Senior Subordinated Notes or the 9-7/8% Senior Subordinated Notes or any guaranty of any Incremental Third Party Debt) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

              23. Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law. To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

              24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

              25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense, and on the same basis as payments are made by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

              26. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                                      * * *

              IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                            ESA 0123, Inc.
                                            ESA 0124, Inc.
                                            ESA 0155, Inc.
                                            ESA Arizona, Inc.
                                            ESA Arkansas, Inc.
                                            ESA 0311, Inc.
                                            ESA 0885, Inc.
                                            ESA 0901, Inc.
                                            ESA 0994, Inc.
                                            ESA 7502, Inc.
                                            ESA 7508, Inc.
                                            ESA 7513, Inc.
                                            ESA COL, Inc.
                                            ESA Connecticut, Inc.
                                            ESA International, Inc.
                                            ESA Management, Inc.
                                            ESA Services, Inc.
                                            Extended Stay CA, Inc.
                                            Studio Plus Hotels, Inc.
                                            ESA 0174, Inc.
                                            ESA 0302, Inc.
                                            ESA 0303, Inc.
                                            ESA 0328, Inc.
                                            ESA 0381, Inc.
                                            ESA 0789, Inc.
                                            ESA 0869, Inc.
                                            ESA 0884, Inc.
                                            ESA 1510, Inc.
                                            ESA 1546, Inc.
                                            ESA Florida, Inc.
                                            ESA 0102, Inc.
                                            ESA 0373, Inc.
                                            ESA 0382, Inc.
                                            ESA 0788, Inc.
                                            ESA 0990, Inc.
                                            ESA 0991, Inc.
                                            ESA 0992, Inc.
                                            ESA 0993, Inc.
                                            ESA 0996, Inc.
                                            ESA 1501, Inc.
                                            ESA 1502, Inc.

                                            ESA 1550, Inc.
                                            ESA Georgia, Inc.
                                            ESA Idaho, Inc.
                                            ESA 0153, Inc.
                                            ESA 0510, Inc.
                                            ESA 0525, Inc.
                                            ESA 0530, Inc.
                                            ESA 0532, Inc.
                                            ESA 0541, Inc.
                                            ESA 0640, Inc.
                                            ESA 0660, Inc.
                                            ESA 0677, Inc.
                                            ESA 0752, Inc.
                                            ESA 0753, Inc.
                                            ESA 4012, Inc.
                                            ESA 4016, Inc.
                                            ESA 4019, Inc.
                                            ESA 4023, Inc.
                                            ESA Illinois, Inc.
                                            ESA Indiana, Inc.
                                            ESA Iowa, Inc.
                                            ESA Kansas, Inc.
                                            ESA Kentucky, Inc.
                                            ESA Louisiana, Inc.
                                            ESA Maine, Inc.
                                            ESA Maryland, Inc.
                                            Extended Stay MA, Inc.
                                            ESA 0527, Inc.
                                            ESA 0552, Inc.
                                            ESA 0600, Inc.
                                            ESA 0670, Inc.
                                            ESA 0675, Inc.
                                            ESA 0680, Inc.
                                            ESA 0780, Inc.
                                            ESA 4013, Inc.
                                            ESA Michigan, Inc.
                                            ESA 0733, Inc.
                                            ESA 0734, Inc.
                                            ESA 0737, Inc.
                                            ESA 0745, Inc.
                                            ESA 3504, Inc.
                                            ESA Minnesota, Inc.
                                            ESA Mississippi, Inc.
                                            ESA Missouri, Inc.

                                            ESA 0858, Inc.
                                            ESA 0859, Inc.
                                            ESA 0860, Inc.
                                            ESA 0861, Inc.
                                            ESA Nevada, Inc.
                                            ESA West, Inc.
                                            ESA New Hampshire, Inc.
                                            ESA 0454, Inc.
                                            ESA 0455, Inc.
                                            ESA 0479, Inc.
                                            ESA 0646, Inc.
                                            ESA 2509, Inc.
                                            ESA 2522, Inc.
                                            ESA 2653, Inc.
                                            ESA New Jersey, Inc.
                                            ESA New Mexico, Inc.
                                            ESA New York, Inc.
                                            ESA 0106, Inc.
                                            ESA 0127, Inc.
                                            ESA 0161, Inc.
                                            ESA 0186, Inc.
                                            ESA 0201, Inc.
                                            ESA 0206, Inc.
                                            ESA 0231, Inc.
                                            ESA 0232, Inc.
                                            ESA 0280, Inc.
                                            ESA 0370, Inc.
                                            ESA 0371, Inc.
                                            ESA 0417, Inc.
                                            ESA 1500, Inc.
                                            ESA 1514, Inc.
                                            ESA 1591, Inc.
                                            ESA 1594, Inc.
                                            ESA 1596, Inc.
                                            ESA 1634, Inc.
                                            ESA Ohio, Inc.
                                            ESA Oklahoma, Inc.
                                            ESA Oregon, Inc.
                                            Extended Stay 0453, Inc.
                                            Extended Stay 0463, Inc.
                                            Extended Stay 0507, Inc.
                                            Extended Stay 0547, Inc.
                                            Extended Stay 2506, Inc.
                                            Extended Stay 2511, Inc.

                                            Extended Stay 2565, Inc.
                                            Extended Stay 2667, Inc.
                                            ESA Rhode Island, Inc.
                                            ESA South Carolina, Inc.
                                            ESA 0121, Inc.
                                            ESA 0125, Inc.
                                            ESA 0163, Inc.
                                            ESA 0305, Inc.
                                            ESA 0315, Inc.
                                            ESA 0450, Inc.
                                            ESA Tennessee, Inc.
                                            ESA Tejas, Inc.
                                            ESA Utah, Inc.
                                            ESA Virginia, Inc.
                                            Studio Plus Properties, Inc.
                                            ESA Washington, Inc.
                                            ESA Wisconsin, Inc.




                                        By:
                                           -------------------------------
                                           Name:
                                           Title:
                                           On behalf of each Subsidiary
                                           Guarantor listed above.



Accepted and Agreed to:

THE INDUSTRIAL BANK OF JAPAN, LIMITED,
  as Administrative Agent and Collateral Agent


By:
     ---------------------------------
     Title: